UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Under Rule 14a-12

NACCO INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

5875 LANDERBROOK DRIVE
CLEVELAND, OHIO 44124-4017

NOTICE OF ANNUAL MEETING

The Annual Meeting of stockholders of NACCO Industries, Inc., which is referred to as the Company, will be held on Wednesday, May 14, 2008 at 9:00 A.M., at 5875 Landerbrook Drive, Cleveland, Ohio, for the following purposes:

(1)	To elect ten directors for the ensuing year.

(2)	To act on the proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008).

(3)	To act on the proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008).

(4)	To confirm the appointment of the independent registered public accounting firm of the Company for the current fiscal year.

(5)	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 17, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. The Proxy Statement and related form of proxy are being mailed to stockholders commencing on or about March 20, 2008.

Charles A. Bittenbender
Secretary

March 20, 2008

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders To Be Held on May 14, 2008

•	The 2008 Proxy Statement and 2007 Annual Report are available, free of charge, at
http://www.nacco.com by clicking on the “2008 Annual Meeting Materials” link and then clicking on either the “2008 Proxy Statement” link or the “2007 Annual Report” link, as appropriate.

If you wish to attend the meeting and vote in person, you may do so.

The Company’s Annual Report for the year ended December 31, 2007 is being mailed to stockholders concurrently herewith. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

Please promptly fill out, sign, date and mail the enclosed form of proxy if you do not expect to be present at the Annual Meeting. If you hold shares of both Class A Common Stock and Class B Common Stock, you only have to complete the single enclosed form of proxy. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

PROXY STATEMENT -- March 20, 2008
BUSINESS TO BE TRANSACTED
AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
CLASS B COMMON STOCK
PROCEDURES FOR SUBMISSION AND CONSIDERATION OF DIRECTOR CANDIDATES
SUBMISSION OF STOCKHOLDER PROPOSALS
COMMUNICATIONS WITH DIRECTORS
SOLICITATION OF PROXIES
OTHER MATTERS

5875 LANDERBROOK DRIVE
CLEVELAND, OHIO 44124-4017

PROXY STATEMENT — March 20, 2008

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NACCO Industries, Inc., a Delaware corporation which is referred to as the Company, of proxies to be used at the annual meeting of stockholders of the Company to be held on May 14, 2008, which is referred to as the Annual Meeting. This Proxy Statement and the related form of proxy are being mailed to stockholders commencing on or about March 20, 2008.

If the enclosed form of proxy is executed, dated and returned, the shares represented by the proxy will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Proxies that are properly signed without any indication of voting instructions will be voted for the election of each director nominee, for the proposal to approve the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), for the proposal to approve the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), for the confirmation of the appointment of the independent registered public accounting firm, and as recommended by the Board of Directors with regard to any other matters or, if no recommendation is given, in the proxy holders’ own discretion. The proxies may be revoked at any time prior to their exercise by giving notice to the Company in writing or by executing and delivering a later dated proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a previously granted proxy.

Stockholders of record at the close of business on March 17, 2008 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had outstanding and entitled to vote 6,673,284 shares of Class A Common Stock, par value $1.00 per share, which is referred to as the Class A Common, and 1,607,342 shares of Class B Common Stock, par value $1.00 per share, which is referred to as the Class B Common. Each share of Class A Common is entitled to one vote for a nominee for each of the ten directorships to be filled and one vote on each other matter properly brought before the Annual Meeting. Each share of Class B Common is entitled to ten votes for each such nominee and ten votes on each other matter properly brought before the Annual Meeting.

At the Annual Meeting, in accordance with Delaware law and the Company’s Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. As provided by Delaware law and the Company’s Bylaws, the holders of a majority of the Company’s stock, issued and outstanding, and entitled to vote at the Annual Meeting and present in person or by proxy at the Annual Meeting, will constitute a quorum for the Annual Meeting. The inspectors of election intend to treat properly executed proxies marked “abstain” as “present” for purposes of determining whether a quorum has been achieved at the Annual Meeting. The inspectors will also treat proxies held in “street name” by brokers that are voted on at least one, but not voted on all, of the proposals to come before the Annual Meeting, which are referred to as broker non-votes, as “present” for purposes of determining whether a quorum has been achieved at the Annual Meeting.

Class A Common and Class B Common will vote as a single class on all matters anticipated to be brought before the Annual Meeting. In accordance with Delaware law, the ten director nominees receiving the greatest number of votes will be elected directors. In accordance with the Company’s Bylaws, the holders of a majority of the voting power of the Company’s stock which is present in person or by proxy, and which is actually voted, will decide any other proposal which is brought before the Annual Meeting. As a result, abstentions in respect of any proposal and broker non-votes will not be counted for purposes of determining whether a proposal has received the requisite approval by the Company’s stockholders.

In accordance with Delaware law and the Company’s Bylaws, the Company may, by a vote of the stockholders, in person or by proxy, adjourn the Annual Meeting to a later date or dates, without changing the record date. If the Company were to determine that an adjournment were desirable, the appointed proxies would use the discretionary authority granted pursuant to the proxy cards to vote in favor of such an adjournment.

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BUSINESS TO BE TRANSACTED

1.	Election of Directors

Director Nominee Information

It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominees named in the following table to serve as directors for a term of one year and until their successors are elected, unless contrary instructions are received. All of the nominees listed below presently serve as directors of the Company and were elected at the Company’s 2007 annual meeting of stockholders. If an unexpected occurrence should make it necessary, in the judgment of the proxy holders, to substitute some other person for any of the nominees, shares represented by proxies will be voted for such other person as the proxy holders may select.

		Principal Occupation and Business
		Experience During Last Five Years and	Director
Name	Age	Other Directorships in Public Companies	Since

Owsley Brown II	65	Retired Chairman of Brown-Forman Corporation (a diversified producer and marketer of consumer products). From 2005 to 2007, Chairman of Brown-Forman Corporation. From prior to 2003 to 2005, Chairman and Chief Executive Officer of Brown-Forman Corporation. Also director of Brown-Forman Corporation.	1993
Dennis W. LaBarre	65	Partner in the law firm of Jones Day.	1982
Richard de J. Osborne	74	Retired Chairman and Chief Executive Officer of ASARCO Incorporated (a leading producer of non-ferrous metals). From prior to 2003 to 2003, Chairman (Non-executive) of Schering-Plough Corporation (a research-based pharmaceuticals company). Also Chairman (Non-executive) and director of Datawatch Corp.	1998
Alfred M. Rankin, Jr.	66	Chairman, President and Chief Executive Officer of the Company. Also director of Goodrich Corporation and The Vanguard Group, and Deputy Chairman and director of the Federal Reserve Bank of Cleveland.	1972
Ian M. Ross	80	President Emeritus of AT&T Bell Laboratories (the research and development company of AT&T).	1995
Michael E. Shannon	71	President, MEShannon & Associates, Inc. (a private firm specializing in corporate finance and investments). Retired Chairman, Chief Financial and Administrative Officer, Ecolab, Inc. (a specialty chemicals company). Also director of CenterPoint Energy, Inc.	2002
Britton T. Taplin	51	Self-employed (personal investments).	1992
David F. Taplin	58	Self-employed (tree farming).	1997
John F. Turben	72	Chairman of Kirtland Capital Corporation and Senior Managing Partner of Kirtland Capital Partners (private investment partnership).	1997
Eugene Wong	73	Emeritus Professor of the University of California at Berkeley. From prior to 2003 to 2003, President and Chief Executive Officer of Versata, Inc. (a software company serving the distributed enterprise applications market).	2005

Beneficial Ownership of Class A Common and Class B Common

Set forth in the following tables is the indicated information as of February 20, 2008 (except as otherwise indicated) with respect to (i) each person who is known to the Company to be the beneficial owner of more than five percent of the Class A Common, (ii) each person who is known to the Company to be the beneficial owner of more than five percent of the Class B Common and (iii) the beneficial ownership of Class A Common and Class B Common by the directors, the Company’s principal executive officer, principal financial officer and the three other most highly compensated executive officers of the Company and its subsidiaries during 2007, which are referred to as the Named Executive Officers, and all executive officers and directors as a group. Beneficial ownership of Class A Common and Class B Common has been determined for this purpose in accordance with Rules 13d-3 and 13d-5 of the Securities and Exchange Commission, which is referred to as the SEC, under the Securities Exchange Act of 1934, which is referred to as the Exchange Act. Accordingly, the amounts shown in the tables do not purport to represent beneficial ownership for any purpose other than compliance with SEC reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of Class A Common or Class B Common.

Holders of shares of Class A Common and Class B Common are entitled to different voting rights with respect to each class of stock. Each share of Class A Common is entitled to one vote per share. Each share of Class B Common is entitled to ten votes per share. Holders of Class A Common and holders of Class B Common generally vote together as a single class on matters submitted to a vote of the Company’s stockholders. Shares of Class B Common are convertible into shares of Class A Common on a one-for-one basis, without cost, at any time at the option of the holder of the Class B Common.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

CLASS A COMMON STOCK

		Sole		Shared
		Voting and		Voting or				Percent
	Title of	Investment		Investment		Aggregate		of Class
Name	Class	Power		Power		Amount		(1)

Jeffrey L. Gendell, et al. (2)	Class A	—		646,714	(2)	646,714	(2)	9.69%
55 Railroad Avenue Greenwich, CT 06830
Beatrice B. Taplin (3)	Class A	445,175	(3)	—		445,175	(3)	6.67%
11 Cherry Hills Drive Englewood, CO 80113
Dimensional Fund Advisors LP (4)	Class A	361,625	(4)	—		361,625	(4)	5.43%
1299 Ocean Avenue Santa Monica, CA 90401
AXA Assurances I.A.R.D. Mutuelle (5)	Class A	196,697	(5)	1,035	(5)	352,551	(5)	5.28%
26, rue Drouot Paris, France 75009
Rankin Associates II, L.P., et al. (6)	Class A		(6)		(6)	338,295	(6)	5.07%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4017
Owsley Brown II (7)	Class A	4,645		1,000	(8)	5,645	(8)	—
Dennis W. LaBarre (7)	Class A	4,950		—		4,950		—
Richard de J. Osborne (7)	Class A	2,708		200		2,908		—
Alfred M. Rankin, Jr.	Class A	165,808		630,899	(9)	796,707	(9)	11.94%
Ian M. Ross (7)	Class A	3,704		—		3,704		—
Michael E. Shannon (7)	Class A	2,609		—		2,609		—
Britton T. Taplin (7)	Class A	42,389		1,055		43,444		0.65%
David F. Taplin (7)	Class A	19,855		—		19,855		0.30%
John F. Turben (7)	Class A	7,773		—		7,773		0.12%
Eugene Wong (7)	Class A	1,122		—		1,122		—
Kenneth C. Schilling	Class A	5,397				5,397		—
Michael P. Brogan	Class A	—		—		—		—
Michael J. Morecroft	Class A	—		—		—		—
Colin Wilson	Class A	—		—		—		—
All executive officers and directors as a group (43 persons)	Class A	294,854		633,154	(10)	928,008	(10)	13.91%

(1)	Less than 0.10%, except as otherwise indicated.

(2)	A Schedule 13G/A filed with the SEC with respect to Class A Common on February 8, 2008 reported that Jeffrey L. Gendell shares the power to vote and dispose of the shares of Class A Common reported herein, as a result of being the managing member and, in such capacity, directing the affairs of each of Tontine Management, L.L.C., which is referred to as TM, Tontine Capital Management, L.L.C., which is referred to as TCM, and Tontine Overseas Associates, L.L.C., which is referred to as TOA. TM is the general partner of Tontine Partners, L.P., which is referred to as TP, and TCM is the general partner of Tontine Capital Partners, L.P., which is referred to as TCP. According to the Schedule 13G/A, TM, TCM, TOA, TP, TCP and Jeffrey L. Gendell, collectively as a group, beneficially own the shares of Class A Common reported herein.

(3)	A Schedule 13G filed with the SEC with respect to Class A Common on February 14, 2008 reported that Beatrice B. Taplin has the sole power to vote and dispose of the shares of Class A Common reported herein.

(4)	A Schedule 13G/A filed with the SEC with respect to Class A Common on February 6, 2008 reported that Dimensional Fund Advisors LP, which is referred to as Dimensional and was formerly Dimensional Fund Advisors Inc., may be deemed to beneficially own the shares of Class A Common reported herein as a result of being an investment advisor registered under Section 203 of the Investment Advisers Act that furnishes investment advice to four investment companies registered under the Investment Company Act and serving as an investment manager to certain other commingled group trusts and separate accounts, which are referred to collectively as the Dimensional Funds, which own the shares of Class A Common. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares of Class A Common owned by the Dimensional Funds. However, all shares of Class A Common reported herein are owned by the Dimensional Funds. Dimensional disclaims beneficial ownership of all such shares.

(5)	A Schedule 13G was filed with the Commission with respect to Class A Common on February 14, 2008 by AXA Financial, Inc., which is referred to as AXA Financial, AXA, which owns AXA Financial, and AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, which are collectively referred to as the Mutuelles AXA and who as a group control AXA. The Mutuelles AXA, as a group, acts as a parent holding company with respect to the holdings of the following AXA entity or entities: (A) in AXA’s capacity as a parent holding company with respect to the holdings of the following AXA entity or entities: AXA Konzern AG (Germany), AXA Rosenberg Investment Management LLC and Winterthur; and (B) in AXA Financial, Inc.’s capacity as a parent holding company with respect to the holdings of the following subsidiaries: AllianceBernstein L.P., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and AXA Equitable Life Insurance Company, an insurance company and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. According to the Schedule 13G, AXA Financial, AXA and the Mutuelles AXA, collectively as a group, beneficially own the shares of Class A Common reported herein.

(6)	A Schedule 13D, which was filed with the SEC with respect to Class A Common and most recently amended on February 14, 2008, reported that Rankin Associates II, L.P., which is referred to as Rankin II, the individuals and entities holding limited partnership interests in Rankin II and Rankin Management, Inc., which is referred to as RMI, the general partner of Rankin II, may be deemed to be a “group” as defined under the Exchange Act and as a result may be deemed as a group to beneficially own 338,295 shares of Class A Common held by Rankin II. Although Rankin II holds the 338,295 shares of Class A Common, it does not have any power to vote or dispose of such shares of Class A Common. RMI has the sole power to vote such shares and shares the power to dispose of such shares with the other individuals and entities holding limited partnership interests in Rankin II. RMI exercises such powers by action of its board of directors, which acts by majority vote and consists of Alfred M. Rankin, Jr., Thomas T. Rankin, Claiborne R. Rankin and Roger F. Rankin, the individual trusts of whom are the stockholders of RMI. Under the terms of the Limited Partnership Agreement of Rankin II, Rankin II may not dispose of Class A Common without the consent of RMI and the approval of the holders of more than 75% of all of the partnership interests of Rankin II.

(7)	Pursuant to the Company’s Non-Employee Directors’ Equity Compensation Plan, which is referred to as the Non-Employee Directors’ Plan, each non-employee director has the right to acquire additional shares of Class A Common within 60 days after February 20, 2008. The shares each non-employee director has the right to receive are not included in the table because the actual number of additional shares will be determined on April 1, 2008 by taking the amount of such director’s quarterly retainer required to be paid in shares of Class A Common plus any voluntary portion of such director’s quarterly retainer, if so elected, divided by the average of the closing price per share of Class A Common on the Friday (or if Friday is not a trading day, the last trading day before such Friday) for each week of the calendar quarter ending on March 31, 2008.

(8)	Owsley Brown II is deemed to share with his spouse voting and investment power over 1,000 shares of Class A Common held by Mr. Brown’s spouse; however, Mr. Brown disclaims beneficial ownership of such shares.

(9)	Alfred M. Rankin, Jr. may be deemed to be a member of the group described in note (6) above as a result of holding through his trust, of which he is trustee, partnership interests in Rankin II and therefore may be deemed to beneficially own, and share the power to dispose of, 338,295 shares of Class A Common held by Rankin II. In addition, Mr. Rankin may be deemed to be a member of a group, as defined under the Exchange Act, as a result of holding through his trust, of which he is trustee, partnership interests in Rankin Associates IV, L.P., which is referred to as Rankin IV. As a result, the group consisting of Mr. Rankin, the other general and limited partners of Rankin IV and Rankin IV may be deemed to beneficially own, and share the power to vote and dispose of, 105,272 shares of Class A Common held by Rankin IV. Mr. Rankin disclaims beneficial ownership of 608,718 shares of Class A Common held by (a) members of Mr. Rankin’s family, (b) charitable trusts, (c) trusts for the benefit of members of Mr. Rankin’s family and (d) Rankin II and Rankin IV to the extent in excess of his pecuniary interest in each such entity.

(10)	The aggregate amount of Class A Common beneficially owned by all executive officers and directors and the aggregate amount of Class A Common beneficially owned by all executive officers and directors as a group for which they have shared voting or investment power include the shares of Class A Common of which Mr. Brown has disclaimed beneficial ownership in note (8) above and Mr. Rankin has disclaimed beneficial ownership in note (9) above. As described in note (7) above, the aggregate amount of Class A Common beneficially owned by all executive officers and directors as a group as set forth in the table above does not include shares that the non-employee directors have the right to acquire within 60 days after February 20, 2008 pursuant to the Non-Employee Directors’ Plan.

CLASS B COMMON STOCK

		Sole		Shared
		Voting and		Voting or				Percent
	Title of	Investment		Investment		Aggregate		of Class
Name	Class	Power		Power		Amount		(1)

Clara Taplin Rankin, et al. (2)	Class B		(2)		(2)	1,542,757	(2)	95.98%
c/o National City Bank Corporate Trust Operations P.O. Box 92301, Dept. 5352 Cleveland, OH 44193-0900
Rankin Associates I, L.P., et al. (3)	Class B		(3)		(3)	472,371	(3)	29.39%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4017
Beatrice B. Taplin (4)	Class B	337,310	(4)	—		337,310	(4)	20.99%
11 Cherry Hills Drive Englewood, CO 80113
Rankin Associates IV, L.P., et al. (5)	Class B		(5)		(5)	294,728	(5)	18.34%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4017
Owsley Brown II	Class B	—		—		—		—
Dennis W. LaBarre	Class B	100		—		100		—
Richard de J. Osborne	Class B	—		—		—		—
Alfred M. Rankin, Jr.	Class B	46,052	(6)	774,099	(6)	820,151	(6)	51.03%
Ian M. Ross	Class B	—		—		—		—
Michael E. Shannon	Class B	—		—		—		—
Britton T. Taplin	Class B	—		—		—		—
David F. Taplin	Class B	15,883	(7)	—		15,883	(7)	0.99%
John F. Turben	Class B	—		—		—		—
Eugene Wong	Class B	—		—		—		—
Kenneth C. Schilling	Class B	—		—		—		—
Michael P. Brogan	Class B	—		—		—		—
Michael J. Morecroft	Class B	—		—		—		—
Colin Wilson	Class B	—		—		—		—
All executive officers and directors as a group (43 persons)	Class B	63,910	(8)	774,099	(8)	838,009	(8)	52.14%

(1)	Less than 0.10%, except as otherwise indicated.

(2)	A Schedule 13D, which was filed with the SEC with respect to Class B Common and most recently amended on February 14, 2008, which is referred to as the Stockholders 13D, reported that, except for the Company and National City Bank, as depository, the signatories to the stockholders’ agreement, dated as of March 15, 1990, as amended, which is referred to as the stockholders’ agreement, together in certain cases with trusts and custodianships, which are referred to collectively as the Signatories, may be deemed to be a “group” as defined under the Exchange Act, which is referred to as the Stockholder Group, and therefore may be deemed as a group to beneficially own all of the Class B Common subject to the stockholders’ agreement, which is an aggregate of 1,542,757 shares. The stockholders’ agreement requires that each Signatory, prior to any conversion of such Signatory’s shares of Class B Common into Class A Common or prior to any sale or transfer of Class B Common to any permitted transferee (under the terms of the Class B Common) who has not become a Signatory, offer such shares to all of the other Signatories on a pro-rata basis. A Signatory may sell or transfer all shares not purchased under the right of first refusal as long as they first are converted into Class A Common prior to their sale or transfer. The shares of Class B Common subject to the stockholders’ agreement constituted 95.98% of the Class B Common outstanding on February 20, 2008, or approximately 67.82% of the combined voting power of all Class A Common and Class B Common outstanding on such date. Certain Signatories own Class A Common, which is not subject to the stockholders’ agreement. Under the stockholders’ agreement, the Company may, but is not obligated to, buy any of the shares of Class B Common not purchased by the Signatories following the trigger of the right of first refusal. The stockholders’ agreement does not restrict in any respect how a Signatory may vote such Signatory’s shares of Class B Common.

(3)	A Schedule 13D, which was filed with the SEC with respect to Class B Common and most recently amended on February 14, 2006, reported that Rankin Associates I, L.P., which is referred to as Rankin I, and the trusts holding limited partnership interests in Rankin I may be deemed to be a “group” as defined under the Exchange Act and as a result may be deemed as a group to beneficially own 472,371 shares of Class B Common held by Rankin I. Although Rankin I holds the 472,371 shares of Class B Common, it does not have any power to vote or dispose of such shares of Class B Common. Alfred M. Rankin, Jr., Thomas T. Rankin, Claiborne R. Rankin and Roger F. Rankin, as trustees and primary beneficiaries of trusts acting as general partners of Rankin I, share the power to vote such shares of Class B Common. Voting actions are determined by the general partners owning at least a majority of the general partnership interests of Rankin I. Each of the trusts holding general and limited partnership interests in Rankin I share with each other the power to dispose of such shares. Under the terms of the Second Amended and Restated Limited Partnership Agreement of Rankin I, Rankin I may not dispose of Class B Common or convert Class B Common into Class A Common without the consent of the general partners owning more than 75% of the general partnership interests of Rankin I and the consent of the holders of more than 75% of all of the partnership interests of Rankin I. The Stockholders 13D reported that the Class B Common beneficially owned by Rankin I and each of the trusts holding limited partnership interests in Rankin I is also subject to the stockholders’ agreement.

(4)	Beatrice B. Taplin has the sole power to vote and dispose of 337,310 shares of Class B Common held in trusts. The Stockholders 13D reported that the Class B Common beneficially owned by Mrs. Taplin is subject to the stockholders’ agreement.

(5)	A Schedule 13D, which was filed with the SEC with respect to Class B Common and most recently amended on February 14, 2006, reported that the trusts holding limited partnership interests in Rankin IV may be deemed to be a “group” as defined under the Exchange Act and as a result may be deemed as a group to beneficially own 294,728 shares of Class B Common held by Rankin IV. Although Rankin IV holds the 294,728 shares of Class B Common, it does not have any power to vote or dispose of such shares of Class B Common. Alfred M. Rankin, Jr., Thomas T. Rankin, Claiborne R. Rankin and Roger F. Rankin, as trustees and primary beneficiaries of trusts acting as general partners of Rankin IV, share the power to vote such shares of Class B Common. Voting actions are determined by the general partners owning at least a majority of the general partnership interests of Rankin IV. Each of the trusts holding general and limited partnership interests in Rankin IV share with each other the power to dispose of such shares. Under the terms of the Amended and Restated Limited Partnership Agreement of Rankin IV, Rankin IV may not dispose of Class B Common or convert Class B Common into Class A Common without the consent of the general partners owning more than 75% of the general partnership interests of Rankin IV and the consent of the holders of more than 75% of all of the partnership interests of Rankin IV. The Stockholders 13D reported that the Class B Common beneficially owned by Rankin IV and each of the trusts holding limited partnership interests in Rankin IV is also subject to the stockholders’ agreement.

(6)	Alfred M. Rankin, Jr. may be deemed to be a member of the group described in note (3) above as a result of holding through his trust, of which he is trustee, partnership interests in Rankin I and as a result may be deemed to beneficially own, and share the power to vote and dispose of, 472,371 shares of Class B Common held by Rankin I. In addition, Mr. Rankin may be deemed to be a member of the group described in note (5) above as a result of holding through his trust, of which he is trustee, partnership interests in Rankin IV and as a result may be deemed to beneficially own, and share the power to vote and dispose of, 294,728 shares of Class B Common held by Rankin IV. Mr. Rankin disclaims beneficial ownership of 640,027 shares of Class B Common held by (a) a trust for the benefit of a member of

Mr. Rankin’s family and (b) Rankin I and Rankin IV to the extent in excess of his pecuniary interest in each such entity. The Stockholders 13D reported that the Class B Common beneficially owned by Mr. Rankin is subject to the stockholders’ agreement.

(7)	The Stockholders 13D reported that the Class B Common beneficially owned by David F. Taplin is subject to the stockholders’ agreement.

(8)	The aggregate amount of Class B Common beneficially owned by all executive officers and directors as a group and the aggregate amount of Class B Common beneficially owned by all executive officers and directors as a group for which they have shared voting or investment power include the shares of Class B Common of which Mr. Rankin has disclaimed beneficial ownership in note (6) above.

Beatrice B. Taplin is the sister-in-law of Clara Taplin Rankin. Britton T. Taplin is the son of Beatrice B. Taplin, and David F. Taplin is a nephew of Beatrice B. Taplin and Clara Taplin Rankin. Clara Taplin Rankin is the mother of Alfred M. Rankin, Jr. J.C. Butler, Jr., an executive officer of the Company, is the son-in-law of Alfred M. Rankin, Jr. The combined beneficial ownership of such persons shown in the foregoing tables equals 1,319,583 shares, or 19.77%, of the Class A Common and 1,173,344 shares, or 73.00%, of the Class B Common outstanding on February 20, 2008. The combined beneficial ownership of all directors of the Company, together with Clara Taplin Rankin, Beatrice B. Taplin and all of the executive officers of the Company whose beneficial ownership of Class A Common and Class B Common must be disclosed in the foregoing tables in accordance with Rule 13d-3 under the Exchange Act, equals 1,373,183 shares, or 20.58%, of the Class A Common and 1,175,319 shares, or 73.12%, of the Class B Common outstanding on February 20, 2008. Such shares of Class A Common and Class B Common together represent 57.71% of the combined voting power of all Class A Common and Class B Common outstanding on such date.

There exists no arrangement or understanding between any director and any other person pursuant to which such director was elected. Each director and executive officer serves until his successor is elected and qualified.

Directors’ Meetings and Committees

The Board of Directors has an Audit Review Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Finance Committee and an Executive Committee. During 2007, the members of such committees were as follows:

Audit Review Committee	Compensation Committee
Owsley Brown II (through May 9, 2007)	Owsley Brown II
Richard de J. Osborne	Richard de J. Osborne (Chairman)
Michael E. Shannon (Chairman)	Ian M. Ross
John F. Turben	Eugene Wong

Finance Committee	Executive Committee
Dennis W. LaBarre	Dennis W. LaBarre
Alfred M. Rankin, Jr.	Richard de J. Osborne
Michael E. Shannon	Alfred M. Rankin, Jr. (Chairman)
Britton T. Taplin	Michael E. Shannon
John F. Turben (Chairman)	John F. Turben

Nominating and Corporate Governance Committee
Dennis W. LaBarre
Richard de J. Osborne
Michael E. Shannon (Chairman)
David F. Taplin
John F. Turben

The Audit Review Committee held nine meetings in 2007. The Audit Review Committee has the responsibilities set forth in its charter with respect to:

•	the quality and integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the adequacy of the Company’s internal controls;

•	the Company’s guidelines and policies to monitor and control its major financial risk exposures;

•	the qualifications, independence, selection and retention of the independent registered public accounting firm;

•	the performance of the Company’s internal audit function and independent registered public accounting firm;

•	assisting the Board of Directors and the Company in interpreting and applying the Company’s Corporate Compliance Program and other issues related to Company and employee ethics; and

•	preparing the Annual Report of the Audit Review Committee to be included in the Company’s proxy statement.

The Board of Directors has determined that Michael E. Shannon, the Chairman of the Audit Review Committee, qualifies as an audit committee financial expert as defined in Section 407(d) of Regulation S-K under the Exchange Act. Mr. Shannon is independent, as such term is defined in Section 303A.02 of the New York Stock Exchange’s listing standards and Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors believes that, in keeping with the high standards of the Company, all members of the Audit Review Committee should have a high level of financial knowledge. Accordingly, the Board of Directors has reviewed the membership of the Audit Review Committee and determined that each member of the Committee is independent as defined in Section 303A.02 of the New York Stock Exchange’s listing standards and Rule 10A-3(b)(1) under the Exchange Act, is financially literate as defined in Section 303A.07(a) of the New York Stock Exchange’s listing standards, has accounting or related financial management expertise as defined in Section 303A.07(a) of the New York Stock Exchange’s listing standards, and may qualify as an audit committee financial expert. No members of the Audit Review Committee serve on more than three public company audit committees.

The Compensation Committee held six meetings in 2007. The Compensation Committee has the responsibilities set forth in its charter with respect to the administration of the Company’s policies, programs and procedures for compensating the Company’s employees, including its executive officers, and the directors. Among other things, the Compensation Committee’s direct responsibilities include:

•	the review and approval of corporate goals and objectives relevant to executive compensation;

•	the evaluation of the performance of the chief executive officer and other executive officers in light of these goals and objectives;

•	the determination and approval of chief executive officer and other executive officer compensation levels;

•	the making of recommendations to the Board of Directors, where appropriate or required, and the taking of other actions with respect to all other compensation matters, including incentive compensation plans and equity-based plans; and

•	the review and approval of the Compensation Discussion and Analysis and the production of the annual Compensation Committee Report.

The Compensation Committee retains and receives assistance in the performance of its responsibilities from an internationally recognized compensation consulting firm. Each member of the Compensation Committee is independent, as independence is defined in the listing standards of the New York Stock Exchange.

The Nominating and Corporate Governance Committee held two meetings in 2007. The Nominating and Corporate Governance Committee has the responsibilities set forth in its charter. Among other things, the Nominating and Corporate Governance Committee’s responsibilities include:

•	the review and making of recommendations to the Board of Directors of the criteria for membership on the Board of Directors;

•	the review and making of recommendations to the Board of Directors of the optimum number and qualifications of directors believed to be desirable;

•	the establishment and monitoring of a system to receive suggestions for nominees to directorships of the Company; and

•	the identification and making of recommendations to the Board of Directors of specific candidates for membership on the Board of Directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by the Company’s stockholders. See “Procedures for Submission and Consideration of Director Candidates” on page 59. In addition to the foregoing responsibilities, the Nominating and Corporate Governance Committee is responsible for reviewing the Company’s Corporate Governance Guidelines and recommending changes to the Corporate Governance Guidelines, as appropriate; overseeing evaluations of the Board’s effectiveness; and annually reporting to the Board of Directors the Nominating and Corporate Governance Committee’s assessment of the Board’s performance. Each member of the Nominating and Corporate Governance Committee is independent, as independence is defined in the listing standards of the New York Stock Exchange. However, the Nominating and Corporate Governance Committee may, from time to time, consult with certain other members of the Taplin and Rankin families, including Alfred M. Rankin, Jr., regarding the composition of the Board of Directors.

The Finance Committee held two meetings in 2007. The Finance Committee reviews the financing and risk management strategies of the Company and its principal subsidiaries and makes recommendations to the Board of Directors on matters concerning finance.

The Executive Committee did not hold any meetings in 2007. The Executive Committee may exercise all of the powers of the Board of Directors over the management and control of the business of the Company during the intervals between meetings of the Board of Directors.

The Board of Directors held ten meetings in 2007. In 2007, all of the directors attended at least 75 percent of the total meetings held by the Board of Directors and by the committees on which they served during their tenure.

The Board of Directors has determined that, based primarily on the ownership of Class A Common and Class B Common by the members of the Taplin and Rankin families and their voting history, the Company has the characteristics of a “controlled company,” as that term is defined in Section 303A of the listing standards of the New York Stock Exchange, and may be one. Accordingly, the Board of Directors has determined that the Company should be characterized as a “controlled company.” However, the Board of Directors has elected not to make use at the present time of any of the exceptions to the requirements of the listing standards of the New York Stock Exchange that are available to controlled companies. Accordingly, at least a majority of the members of the Board of Directors is independent, as independence is defined in the listing standards of the New York Stock Exchange. In making a determination as to the independence of its directors, the Company considered the “Independence Standards for Directors” posted on the Company’s website and broadly considered the materiality of each director’s relationship with the Company. Based upon the foregoing criteria, the Board of Directors has determined that the following directors are independent: Owsley Brown II, Dennis W. LaBarre, Richard de J. Osborne, Ian M. Ross, Michael E. Shannon, Britton T. Taplin, David F. Taplin, John F. Turben and Eugene Wong.

In accordance with the rules of the New York Stock Exchange, the non-management directors of the Company are scheduled to meet in executive session, without management, in February of each year. The Chairman of the Compensation Committee presides at such meetings. Additional meetings of the non-

management directors may be scheduled from time to time when the non-management directors believe such meetings are desirable. The determination of the director who should preside at such additional meetings will be made based upon the principal subject matter to be discussed at the meeting. In addition to meetings of the non-management directors which occurred in 2007, the most recent such meeting occurred in February of 2008.

The Company holds a regularly scheduled meeting of its Board of Directors in conjunction with its annual meeting of stockholders. Directors are expected to attend the Annual Meeting absent an appropriate excuse. All of the incumbent members of the Board of Directors attended the Company’s 2007 annual meeting of stockholders.

The Company has adopted a code of ethics, entitled “Code of Corporate Conduct,” applicable to all Company personnel, including the principal executive officer, principal financial officer, principal accounting officer or controller, or other persons performing similar functions. Waivers of the Company’s code of ethics for directors or executive officers of the Company, if any, will be disclosed on the Company’s website. The Company has also adopted Corporate Governance Guidelines, which provide a framework for the conduct of the Board of Directors’ business. The Code of Corporate Conduct, the Corporate Governance Guidelines, the Independence Standards for Directors, as well as each of the charters of the Audit Review Committee, Compensation Committee and Nominating and Corporate Governance Committee, are posted on the Company’s website at http://www.nacco.com under the heading “Corporate Governance.” The Company will provide a copy of any of these documents, without charge, to any stockholder upon request. The information contained on or accessible through the Company’s website other than this Proxy Statement is not incorporated by reference into this Proxy Statement, and you should not consider such information contained on or accessible through the Company’s website as part of this Proxy Statement.

The Audit Review Committee reviews all relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest in such transactions. The Company’s legal department is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions in order to enable the Audit Review Committee to determine, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As set forth in the Audit Review Committee’s charter, in the course of the review of a potentially material related person transaction, the Audit Review Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•	any other matters the Audit Review Committee deems appropriate.

Based on this review, the Audit Review Committee will determine whether to approve or ratify any transaction which is directly or indirectly material to the Company or a related person.

Any member of the Audit Review Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote with respect to the approval or ratification of the transaction; however, such director may be counted in determining the presence of a quorum at a meeting of the Audit Review Committee that considers the transaction.

Certain Business Relationships

Dennis W. LaBarre, a director of the Company and its principal subsidiaries, is a partner in the law firm of Jones Day. Such firm provided legal services on behalf of the Company and its principal subsidiaries during 2007 on a variety of matters, and it is anticipated that such firm will provide such services in 2008. The fees for the legal services rendered to the Company by Jones Day approximated $3.2 million for the year ended December 31, 2007. A significant portion of these fees were primarily a result of legal fees incurred in 2007 regarding transactions involving Hamilton Beach, Inc. The fees for the legal services rendered to the Company by Jones Day were substantially less than 2% of Jones Day’s annual gross revenues for 2007. Mr. LaBarre does not receive any direct compensation from legal fees paid by the Company to Jones Day and these legal fees do not provide any material indirect compensation to Mr. LaBarre.

J.C. Butler, Jr., an executive officer of the Company, is the son-in-law of Alfred M. Rankin, Jr. In 2007, Mr. Butler received total compensation from the Company of $477,414, which includes annual compensation, long-term compensation and all other compensation.

Report of the Audit Review Committee

The Board of Directors adopted a written Audit Review Committee Charter in 2000. An amended and restated Audit Review Committee Charter was adopted in 2007.

The Audit Review Committee has reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the audited financial statements of the Company contained in the Company’s Annual Report to Stockholders for the year ended December 31, 2007. The Audit Review Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting and Oversight Board in Rule 3200T.

The Audit Review Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (titled, “Independence Discussions with Audit Committees”), as adopted by the Public Company Accounting and Oversight Board in Rule 3600T, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the Audit Review Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC.

MICHAEL E. SHANNON, CHAIRMAN
RICHARD DE J. OSBORNE
JOHN F. TURBEN

Director Compensation

The following table sets forth all compensation of each director for services as directors to the Company and its subsidiaries for 2007, other than Alfred M. Rankin, Jr. In addition to being a director, Mr. Rankin is also the President and Chief Executive Officer of the Company. Mr. Rankin does not receive any compensation for his services as a director. Mr. Rankin’s compensation for services as an officer of the Company is shown in the Summary Compensation Table on page 40.

DIRECTOR COMPENSATION
For Fiscal Year Ended December 31, 2007

	Fees Earned or		Stock	All Other
	Paid in Cash(1)		Awards(2)	Compensation(3)	Total
Name	($)		($)	($)	($)

Owsley Brown II	$61,631		$28,258	$6,975	$96,864
Dennis W. LaBarre	$76,791	(4)	$28,258	$6,975	$112,024
Richard de J. Osborne	$80,867	(4)	$28,258	$6,975	$116,100
Ian M. Ross	$54,131		$28,258	$6,975	$89,364
Michael E. Shannon	$86,326	(4)	$28,258	$6,975	$121,559
Britton T. Taplin	$51,131		$28,258	$6,975	$86,364
David F. Taplin	$51,131		$28,258	$6,888	$86,277
John F. Turben	$81,867	(4)	$28,258	$6,975	$117,100
Eugene Wong	$53,521	(4)	$28,258	$6,888	$88,667

(1)	Amounts in this column reflect the annual retainers and other fees paid to the directors. They also include payment for certain fractional shares of Class A Common that were earned and cashed out in 2007 under the Non-Employee Directors’ Plan.

(2)	Under the Non-Employee Directors’ Plan, as described below, the directors are required to receive a portion of their annual retainer in shares of Class A Common, which are referred to as the Mandatory Shares, and are permitted to elect to receive all or any portion of the remainder of the retainer and all fees in the form of shares of Class A Common, which are referred to as the Voluntary Shares. Amounts in this column reflect the compensation cost of the Mandatory Shares that were granted to directors under the Non-Employee Directors’ Plan, determined pursuant to the Statement of Financial Accounting Standards No. 123R (Revised 2004), “Share-Based Payment,” which is referred to as SFAS No. 123R. See Note 2 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 regarding assumptions underlying the valuation of equity awards. The grant date fair value of the shares of Class A Common, also determined pursuant to SFAS No. 123R, is the same as the amounts listed above.

(3)	The amount listed includes $1,505 in Company-paid premium payments for life insurance for the benefit of the directors. The amount listed also includes other Company-paid premium payments for accidental death and dismemberment insurance for the director and his spouse and personal excess liability insurance for the director and members of his immediate family. The amount listed also includes charitable contributions made in the name of the Company on behalf of the director and his spouse under the Company’s matching charitable gift program in the amount of $4,000 for each director.

(4)	The amount listed includes the amount the director elected to receive in the form of Voluntary Shares rather than in cash. The following directors voluntarily elected to receive the following portion of their cash fees and retainers in the form of Voluntary Shares: $25,000 for Dennis W. LaBarre, $5,000 for Richard de J. Osborne, $15,000 for Michael E. Shannon, $5,000 for John F. Turben and $30,000 for Eugene Wong.

Description of Material Factors Relating to the Director Compensation Table

During 2007, each director who was not an officer of the Company or its subsidiaries received the following compensation for service on the Board of Directors and on subsidiary boards of directors:

•	a retainer of $55,000 ($30,000 of which is required to be paid in the form of shares of Class A Common, as described below);

•	attendance fees of $1,000 for each meeting attended (including telephonic meetings) of the Board of Directors or a subsidiary board of directors, but not exceeding $2,000 per day;

•	attendance fees of $1,000 for each meeting attended (including telephonic meetings) of a committee of the Board of Directors or a committee of a subsidiary board of directors on which the director served;

•	a retainer of $5,000 for each committee of the Board of Directors on which the director served (other than the Executive Committee);

•	an additional retainer of $5,000 for each committee of the Board of Directors on which the director served as chairman (other than the Audit Review Committee); and

•	an additional retainer of $10,000 for the chairman of the Audit Review Committee of the Board of Directors.

The retainers are paid quarterly in arrears and the meeting fees are paid following each meeting. Each director is also reimbursed for expenses incurred as a result of attendance at meetings. The Company also occasionally makes its aircraft available to directors for attendance at meetings of the Company and subsidiary boards of directors.

Under the Non-Employee Directors’ Plan, each director who was not an officer of the Company or its subsidiaries received $30,000 of his $55,000 retainer in shares of Class A Common, although any fractional shares were paid in cash. The actual number of shares of Class A Common issued to a director is determined by taking the dollar value of the portion of the $30,000 retainer that was earned by the director each quarter and dividing it by the average closing price of shares of Class A Common on the New York Stock Exchange for each week during such quarter. These shares are fully vested on the date of grant and the director is entitled to all rights of a stockholder, including the right to vote and receive dividends. However, the shares cannot be assigned, pledged, hypothecated or otherwise transferred by the director, voluntarily or involuntarily, other than:

•	by will or the laws of descent and distribution;

•	pursuant to a qualifying domestic relations order; or

•	to a trust for the benefit of the director, or his spouse, children or grandchildren.

The foregoing restrictions on transfer lapse upon the earliest to occur of:

•	the date which is ten years after the last day of the calendar quarter for which such shares were earned;

•	the date of the death or permanent disability of the director;

•	five years (or earlier with the approval of the Board of Directors) from the date of the retirement of the director from the Board of Directors; or

•	the date that a director is both retired from the Board of Directors and has reached 70 years of age.

In addition, each director has the right under the Non-Employee Directors’ Plan to receive shares of Class A Common in lieu of cash for up to 100% of the balance of his retainers and meeting attendance fees. The number of shares issued is determined under the same formula stated above. However, these Voluntary Shares are not subject to the foregoing transfer restrictions.

Executive Compensation

Compensation Discussion and Analysis

The following describes the material elements of compensation objectives and policies for the Company and its subsidiaries and the application of these compensation objectives and policies to those individuals named in the Summary Compensation Table on page 40. This discussion and analysis of the Company’s compensation program should be read in conjunction with the accompanying tables and text disclosing the compensation awarded to, earned by or paid to the Named Executive Officers during 2007.

Executive Compensation Governance

The Compensation Committee of the Board of Directors and the Compensation Committees of the Company’s subsidiary boards of directors, which are referred to collectively as the Compensation Committee unless the context requires otherwise, establish and oversee the administration of the Company’s policies, programs and procedures for compensating its employees, including its executive officers. The Compensation Committee of the Board of Directors consists solely of independent non-employee directors. During 2007, the Compensation Committee of each of the Company’s subsidiaries consisted of the members of the Compensation Committee of the Board of Directors as well as Dennis W. LaBarre and Alfred M. Rankin, Jr. Beginning in 2008, the Compensation Committee of each of the Company’s subsidiaries consists solely of independent non-employee directors. The Compensation Committee’s direct responsibilities include the review and approval of corporate goals and objectives relevant to compensation for the Chief Executive Officer and other executive officers, evaluation of the performance of the Chief Executive Officer and other executive officers in light of these performance goals and objectives, and determination and approval of the compensation levels of the Chief Executive Officer and other executive officers based on this evaluation. It also makes recommendations to the Board of Directors, where appropriate or required, and takes other actions with respect to all other compensation matters, including incentive compensation plans and equity-based plans.

Compensation Consultants

The Compensation Committee receives assistance and advice from the Hay Group®, an internationally-recognized compensation consulting firm. These consultants are engaged by and report to the Compensation Committee, although they also provide advice and discuss compensation issues directly with management. Each year, or more frequently if warranted by changes in circumstances, the Hay Group is engaged to provide recommendations regarding all aspects of executive officer and director compensation. For 2007, the Hay Group was engaged to make recommendations primarily in two areas:

•	Hay point levels, salary midpoints and incentive targets for all new executive officer positions and/or changes to current executive officer positions; and

•	2007 salary midpoints, short-term and long-term incentive compensation targets (described as a percentage of target midpoint) and target total compensation for all executive officer positions.

At the direction of the Compensation Committee, all Hay point recommendations for new executive officer positions and/or changes to current positions are determined by the Hay Group through the consistent application of the Hay point rating methodology, which is a proprietary method that takes into account the know-how, problem solving and accountability requirements of the position. The Compensation Committee also directed the Hay Group to use the median results from their “All Industrials” survey, as described in more detail below, for purposes of the recommendations for the 2007 salary midpoints (at certain of the subsidiaries the salary midpoints are set slightly below median), incentive compensation targets and target total compensation.

Executive Compensation Policies and Objectives

The guiding principle of the executive compensation program of the Company and its subsidiaries has been the maintenance of a strong link between a Named Executive Officer’s compensation and individual performance and the performance of the Company or the subsidiary for which the Named Executive Officer has responsibility. Comprehensively defined “target total compensation” is established for each Named Executive Officer following rigorous evaluation standards to ensure internal equity. Such total compensation is targeted explicitly in dollar terms as the sum of base salary plus perquisites, short-term incentives and long-term incentives. The following table sets forth the target total compensation and the percent of target total compensation represented by each component of target total compensation that was determined by the Compensation Committee for each Named Executive Officer for 2007:

	Base Salary and
	Perquisite	Short-Term Plan	Long-Term Plan	Target Total
	Allowance	Target	Target	Compensation
Named Executive Officer	($)/(%)	($)/(%)	($)/(%)	($)/(100%)

Alfred M. Rankin, Jr.	$1,196,940 (32%)	$764,550 (21%)	$1,741,475 (47%)	$3,702,965
Kenneth C. Schilling	$262,960 (63%)	$89,800 (21%)	$67,350 (16%)	$420,110
Michael P. Brogan	$539,552 (33%)	$388,220 (24%)	$693,250 (43%)	$1,621,022
Michael J. Morecroft	$544,284 (40%)	$298,080 (22%)	$521,640 (38%)	$1,364,004
Colin Wilson	$426,742 (41%)	$229,625 (22%)	$375,750 (36%)	$1,032,117

Each of the components of target total compensation is described in further detail below.

In addition to the target total compensation shown on the table above, the Company and its subsidiaries provide the executives with qualified and nonqualified retirement benefits that are designed to provide a competitive rate of income during retirement with the opportunity for additional income if the Company attains superior results.

The design of the compensation program of the Company and its subsidiaries offers opportunities for the Named Executive Officers to earn truly superior compensation for outstanding results. However, it also includes significantly reduced compensation for weak results that do not meet or exceed the previously established performance targets for the year. This is accomplished by:

•	Payment of reduced incentive compensation payments. If the Company or a subsidiary fails to meet the performance targets that are established under the incentive plans at the beginning of the year, the amount of incentive compensation that is paid under the short-term and long-term incentive compensation plans is reduced or eliminated in its entirety if actual performance is below the minimum performance thresholds. For example, if the Company fails to meet the minimum performance thresholds for each of the short-term incentive performance factors established by the Compensation Committee, the short-term incentive compensation payout would be zero, which would have reduced Mr. Rankin’s target total compensation by 21% in 2007. If the Company also fails to meet the minimum performance threshold for ROTCE (as defined below) established by the Compensation Committee under the long-term incentive compensation plan, the long-term incentive compensation payout would be zero, which would have reduced Mr. Rankin’s target total compensation by an additional 47% in 2007, for a total reduction of 68% of his total compensation.

•	Payment of reduced retirement benefits. As described in more detail below, employer-paid profit sharing contributions make up one component of the Company and subsidiary retirement programs. For example, if the Company fails to meet the minimum performance threshold for ROTCE for the year, only minimum profit sharing contributions of between 2.75% and 7.00% of compensation, depending on a participant’s age, will be made. The maximum profit sharing contributions, however, would be between 5.25% and 16.35% of compensation, depending on a participant’s age, but are only payable if the Company exceeds its ROTCE performance target for the year.

The primary objectives of the Company’s compensation program are to attract, retain and motivate talented management and to reward them with competitive total compensation for achievement of specific corporate and individual goals, while at the same time making them long-term stakeholders in the Company. In years when the Company has weaker financial results, payouts under the incentive components of the Company’s compensation plans will be lower. In years when the Company has stronger financial results, payouts under the incentive components of the Company’s compensation plans will be greater. The Company believes that over time, the program will encourage Named Executive Officers to earn incentive pay significantly greater than 100% of target by delivering outstanding managerial performance.

Executive Compensation Methodologies

The Company seeks to achieve the foregoing policies and objectives through a mix of base salaries and incentive plans such that base salaries are at levels appropriate to allow the incentive plans to serve as significant motivating factors. The Compensation Committee carefully reviews each of these components in relation to the performance of the Company and its subsidiaries. Incentive-based compensation plans are designed to provide significant rewards for achieving or surpassing annual operating and financial performance objectives, as well as to align the compensation interests of the executive officers, including the Named Executive Officers, with the long-term interests of the Company by basing a substantial portion of the incentive compensation package upon the extent to which the Company’s or subsidiary’s return on total capital employed, which is referred to as ROTCE, performance meets long-term financial objectives rather than on cyclical movements in the Company’s stock price. The Compensation Committee views the ROTCE performance targets as a stockholder protection rate of return. It reflects the Compensation Committee’s belief that the Company and its stockholders are entitled to at least a certain rate of ROTCE for each of the businesses and the Company overall and that, as a measure of stockholder protection for the Company’s stockholders, performance against those rates of return should determine the payouts for a significant portion of the respective incentive compensation program. The members of the Compensation Committee consider the following factors together with their general knowledge of each of the Company’s industries and businesses, including the historical results of operations and financial positions of the individual subsidiaries and the Company overall, to determine the ROTCE performance targets for the Company and the subsidiaries:

•	forecasts of the Company’s and subsidiaries’ operating results and the business models for the next several years (including the annual operating plans for the current fiscal year);

•	changes in the industries and businesses that affect ROTCE (e.g., the amount of capital required to generate a projected level of sales); and

•	the potential impact a change in the ROTCE performance target would have on the Company’s or subsidiary’s ability to incentivize its employees.

The Compensation Committee reviews these factors annually and, unless the Compensation Committee concludes that changes in these factors warrant an increase or decrease in the ROTCE performance targets, the ROTCE performance targets generally remain the same from year to year. The ROTCE performance targets have been adjusted at times in recent years. These periodic adjustments generally have reflected:

•	the subsidiary’s expected ability to take advantage of anticipated changes in industry dynamics;

•	the anticipated impact of programs that have improved profitability on the subsidiary’s business;

•	the anticipated impact of economic conditions on the subsidiary’s business; and

•	the anticipated impact of changes in the subsidiary’s business model on the subsidiary’s business.

After the Company and subsidiary year-end financial results are finalized, actual ROTCE performances are compared against the ROTCE performance targets and, using the pre-established formulas, used to determine the payouts under the incentive plans for the year. ROTCE is calculated for these purposes as follows:

Earnings Before Interest After-Tax after adjustments
divided by
Total Capital Employed after adjustments

Earnings Before Interest After-Tax is equal to the sum of interest expense, less 38% for taxes, plus net income. Total Capital Employed is equal to the sum of the average debt and average stockholder’s equity. For purposes of the Company’s incentive plans, average debt and stockholder’s equity are calculated by taking the sum of the opening balance at the beginning of the year and the balance at the end of the next twelve months divided by 13.

ROTCE is calculated from the Company or subsidiary’s financial statements using average debt and average stockholder’s equity based on the sum of the opening balance at the beginning of the year and the balance at the end of each quarter divided by five, which is then adjusted for any non-recurring or special items.

Following is the calculation of the Company’s consolidated ROTCE for 2007:

2007 Net Income	$89.3
Plus: 2007 Interest Expense	40.7
Less: Income taxes on 2007 interest expense at 38%	(15.5)

Earnings Before Interest After-Tax	$114.5
2007 Average Equity (12/31/2006 and each of 2007’s quarter ends)	$823.5
2007 Average Debt (12/31/2006 and each of 2007’s quarter ends)	490.6

Total Capital Employed	$1,314.1
ROTCE (Before Adjustments)	8.7%

Adjustments to Earnings Before Interest After-Tax	$19.4
Adjustments to Total Capital Employed	$16.0
ROTCE (After Adjustments)	10.1%

Adjustments to the ROTCE calculation under the Company’s incentive plans are generally non-recurring or special items. For 2007, the ROTCE adjustments established by the Compensation Committee at the beginning of the year related to the after-tax impact of restructuring costs at NACCO Materials Handling Group, Inc., which is referred to as NMHG, and Hamilton Beach Brands, Inc., which is referred to as HBB, and losses and capital employed at NMHG’s retail business. The Compensation Committee determined that the costs for these non-recurring or special items were incurred in connection with improving the respective subsidiary’s operations and, as a result, these costs should not adversely affect an executive officer’s incentive compensation payments for actions or events that were beneficial to the subsidiary and the Company or that were not generally within the executive officer’s control. Corresponding adjustments were also established by the NMHG and HBB compensation committees at the beginning of 2007 for the respective subsidiary’s ROTCE calculations. Other examples of adjustments that have been made in the past include the after-tax impact of costs related to acquisitions, reductions in force and penalties.

The Compensation Committee views the various components of compensation as related but distinct. While a significant percentage of total compensation is allocated to incentive compensation as a result of the philosophy discussed above, there is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. The Compensation Committee does not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. Rather, the Compensation Committee reviews information provided by the Hay Group from their “All Industrials” survey to determine the appropriate level and mix of incentive compensation. Generally, and in fiscal 2007, incentive compensation payments made to all of the Named Executive Officers except Mr. Schilling exceeded their base salary plus perquisite allowance for the year.

Finally, in addition to providing other limited perquisites, target levels of perquisites for the executive officers are converted into fixed dollar amounts and paid in cash ratably throughout the year, an approach that recognizes that perquisites are largely just another form of compensation, albeit separate and distinct from salary and incentive compensation.

Components of the Named Executive Officers’ Compensation

The major portion of the Named Executive Officers’ compensation, the so-called “target total compensation,” includes the following components:

•	Base salary, which includes a fixed dollar amount equal to target levels of perquisites as described above;

•	Short-term cash incentives; and

•	Long-term incentives, which consist of long-term equity incentives for employees of the Company or long-term non-equity incentives for employees of the Company’s subsidiaries.

Retirement benefits, which consist mainly of the qualified plans and restoration nonqualified deferred compensation arrangements described below, and other benefits, such as health and welfare benefits, supplement target total compensation. In addition, from time to time, the Compensation Committee may award discretionary cash bonuses to executive officers.

The Compensation Committee reviews and takes into account all elements of executive compensation in setting policies and determining compensation levels. In this process, the Compensation Committee reviews “tally sheets” with respect to target total compensation for the Named Executive Officers and certain other executive officers. The tally sheets list each officer’s title, Hay points, salary midpoint, base salary, perquisite allowance, short-term and long-term incentive compensation targets and target total compensation for the current year, as well as those that are being proposed for the subsequent year. The Hay Group provides the Compensation Committee with the salary midpoint for each Hay point level, which is then used to calculate the perquisite amount, short-term and long-term incentive compensation targets and target total compensation for such Hay point level by multiplying the salary midpoint provided by the Hay Group by the target incentive percentage provided by the Hay Group. With respect to base salary, the Compensation Committee takes into consideration the Named Executive Officers’ performance during the prior year and prior year base salary in relation to the salary midpoint for their positions, as well as any other relevant information provided by the Hay Group, such as general inflation and salary trends, general budget considerations and any extraordinary personal or corporate events that occurred during the prior year. After reviewing all information, the Compensation Committee determined that the amounts shown below were appropriate for each of the Named Executive Officers in 2007.

Base Salary

The Compensation Committee fixes an annual base salary intended to be competitive with the marketplace to aid in the recruitment and retention of talented executive officers. To assist the Compensation Committee in fixing base salary levels that are at adequately competitive levels, the Compensation Committee has directed the Hay Group to analyze a survey of a broad group of domestic industrial organizations from all segments of industry ranging in size from under $150 million to over $5 billion in annual revenues. Organizations participate in the All Industrials survey based upon their voluntary submission of data to the consultant, as well as their ability to pass the consultant’s quality assurance controls. For 2007, participants in the Hay Group’s All Industrials survey, which is used by the Compensation Committee as the principal comparator for purposes of setting target compensation, included 211 parent organizations and 283 independent operating units representing almost all areas of industry, including the light and heavy manufacturing, consumer products and mining segments.

This particular survey was chosen as the benchmark because the Compensation Committee feels that the use of a broad-based survey reduces volatility and lessens the impact of cyclical upswings or downturns in any one industry that could otherwise skew the survey results in any particular year. Finally, this survey group has been used historically due to the unique nature of the Company’s holding group structure, as a way to provide internal consistency in compensation among all of the Company’s subsidiaries, regardless of industry.

Using the same Hay point methodology discussed above to compare positions of similar scope and complexity and the data obtained in the All Industrials survey, the Hay Group derives a median salary level, which is referred to as the salary midpoint, for each Hay point level, including those positions occupied by the Named Executive Officers. Because the salary midpoint is based on the Hay point level, all of the executive officers at a particular Hay point level have the same salary midpoint.

The base salary for each executive officer, including the Named Executive Officers, for each year is approved by the Compensation Committee by taking into account the executive officer’s individual performance for the prior year and the relationship of the executive officer’s prior year’s base salary to the new salary midpoint for the executive officer’s Hay point level. The potential for larger salary increases exists for individuals with lower base salaries relative to their salary midpoint and/or superior performance. The potential for smaller increases or even no increase exists for those individuals with higher base salaries relative to their salary midpoint and/or poor performance.

The following table sets forth the salary midpoint, salary range and base salary for each Named Executive Officer for 2007:

			Base Salary
		Salary Range	Determined by the
		(in Comparison to	Compensation
	Salary Midpoint	Salary Midpoint)	Committee
	Determined by the	Determined by the	in Dollars and as a
	Independent	Compensation	Percentage of
	Consultant	Committee	Salary Midpoint
Named Executive Officer	($)	(%)	($)(%)

Alfred M. Rankin, Jr.	$849,500	80% - 130%	$1,095,000 (129%)
Kenneth C. Schilling	$224,500	80% - 120%	$245,000 (109%)
Michael P. Brogan	$554,600	80% - 120%	$473,000 (85%)
Michael J. Morecroft	$496,800	80% - 120%	$494,604 (100%)
Colin Wilson	$417,500	80% - 120%	$384,992 (92%)

The Compensation Committee’s determination of each executive officer’s current base salary is dependent on the factors discussed above as well as where the executive officer’s base salary fell within the salary range when he or she started in that position.

Because the Company does not provide its executive officers, including the Named Executive Officers, with the perquisites commonly provided to executives in other companies, the Compensation Committee provides executive officers at certain Hay point levels, including the Named Executive Officers, with a fixed dollar amount of cash in lieu of perquisites which is equal to a specified percentage of the executive’s salary midpoint. The applicable percentages were determined by the Hay Group based on a study it conducted comparing the relationship between the value of executive officers’ perquisites and the salary midpoint for the position. At the direction of the Compensation Committee, the Hay Group used data from its proprietary Benefits Report, which contains employee benefits data from an industry-wide survey. For 2007, the organizations that submitted information for the Benefits Report included 824 organizations or operating units representing almost all areas of industry, including the light and heavy manufacturing, consumer products and mining segments, as well as other organizations from the health care, service and financial sectors. Consistent with the utilization of the All Industrials survey, the Compensation Committee determined that the Benefits Report was an appropriate benchmark because using a broad-based survey reduces volatility and lessens the impact of cyclical upswings or downturns in any industry that could otherwise affect the survey results in a particular year.

For this study, the Compensation Committee did not seek identical comparisons or specific dollar amounts. Rather, the Compensation Committee merely requested an indication of the cost of perquisites that would represent a reasonable competitive level of perquisites for the company’s various executive positions.

The table below sets forth the percentages of salary midpoints paid in lieu of perquisites, as determined by the Hay Group. The Compensation Committee again approved the use of these recommendations for each of the Named Executive Officers for 2007. These amounts were paid in cash ratably throughout the year. This approach satisfied the Company’s objective of providing competitive total compensation to its Named Executive Officers while recognizing that many perquisites are largely just another form of compensation.

	Percentage of Salary	Amount of 2007
	Midpoint Paid in	Salary Paid in
	Lieu of Perquisites	Lieu of Perquisites
Named Executive Officer	(%)	($)

Alfred M. Rankin, Jr.	12%	$101,940
Kenneth C. Schilling	8%	$17,960
Michael P. Brogan	12%	$66,552
Michael J. Morecroft	10%	$49,680
Colin Wilson	10%	$41,750

Short-Term Incentive Compensation

The Company uses short-term cash incentives to provide awards for achieving annual operating and financial performance objectives as well as long-term financial objectives, which is referred to as the stockholder protection rate of return. All of the short-term incentive compensation plans for the Company and its subsidiaries follow the same basic pattern for award determination. Each short-term plan has a one-year performance period and awards under the short-term plans are paid based on actual performance against pre-established performance targets that are established by the Compensation Committee at the beginning of each year.

The performance targets are determined solely in the discretion of the Compensation Committee, but in general, 60% of the short-term incentive compensation amount is based on performance against specific business objectives in the annual operating plans of the subsidiaries for the year and the remaining 40% is based on performance against the Compensation Committee’s determination of an appropriate stockholder protection rate of return.

At the beginning of 2007, the Compensation Committee considered the factors described above under “— Executive Compensation Methodologies” and adopted performance criteria and target performance levels for the Company and its subsidiaries upon which the short-term awards were based. The performance criteria and target performance levels were established within the Compensation Committee’s discretion, and generally were based upon management’s recommendations as to the performance objectives of the particular business for the year.

Performance Against Annual Operating Plans

For 2007, the Compensation Committee established the following performance criteria based on the annual operating plans of the subsidiaries for the indicated short-term plans pertaining to the Named Executive Officers:

Name of Plan	Performance Criteria

NACCO Short-Term Plan	The performance criteria are the same as the non-ROTCE performance criteria established by the compensation committees of the Company’s subsidiaries under the short-term incentive plans for the Company’s subsidiaries
NMHG Short-Term Plan	NMHG’s Wholesale adjusted net income, Retail adjusted net income and market share
HBB Short-Term Plan	HBB’s adjusted net income and revenue
North American Coal Short-Term Plan	North American Coal’s adjusted net income, economic value income and support costs
Kitchen Collection Short-Term Plan	Kitchen Collection’s adjusted net income and sales development

For 2007, the Compensation Committee established the following performance targets based on the annual operating plans of the subsidiaries for the indicated short-term plans pertaining to the Named Executive Officers:

Name of Plan	Performance Targets

NACCO Short-Term Plan (60% portion)	The performance targets are the same as the non-ROTCE targets established by the compensation committees of the Company’s subsidiaries for the short-term incentive plans for the Company’s subsidiaries after review of their operating plans and the key factors for the respective business for 2007:
NMHG Wholesale adjusted net income: 16.5% of the 2007 award was based on performance against a target of $43.1 million of adjusted net income for NMHG’s wholesale business.
NMHG Retail adjusted net income: 3.3% of the 2007 award was based on performance against a target of -$5.5 million of adjusted net income for NMHG’s retail business.
NMHG market share: 13.2% of the 2007 award was based on performance against target market shares for key NMHG markets.
HBB adjusted net income: 6.75% of the 2007 award was based on performance against a target of $24.6 million of adjusted net income for HBB.
HBB revenue: 6.75% of the 2007 award was based on performance against a target of $556.0 million of revenue for HBB.
North American Coal adjusted net income: 4.8% of the 2007 award was based on performance against a target of $25.7 million of adjusted net income for North American Coal.
North American Coal economic value income: 4.2% of the 2007 award was based on performance against a target level of economic value income for North American Coal.
North American Coal support costs: 3.0% of the 2007 award was based on performance against a target level of support costs for North American Coal.
Kitchen Collection adjusted net income: 0.75% of the 2007 award was based on performance against a target of $2.9 million of net income for Kitchen Collection.
Kitchen Collection sales development: 0.75% of the 2007 award was based on performance against a target of $229.3 million of sales development for Kitchen Collection.

NMHG Short-Term Plan (60% portion)	NMHG Wholesale adjusted net income: 30% of the 2007 award was based on performance against a target of $43.1 million of adjusted net income for NMHG’s wholesale business established by the Compensation Committee after review of NMHG’s annual operating plan and the key factors for its business for 2007.
NMHG Retail adjusted net income: 6% of the 2007 award was based on performance against a target of -$5.5 million of adjusted net income for NMHG’s retail business established by the Compensation Committee after review of NMHG’s annual operating plan and the key factors for its business for 2007.
NMHG market share: 24% of the 2007 award was based on performance against target market shares for key NMHG markets established by the Compensation Committee after review of NMHG’s annual operating plan and the key factors for its business for 2007.

Name of Plan	Performance Targets

HBB Short-Term Plan (60% portion)	HBB adjusted net income: 30% of the 2007 award was based on performance against a target of $24.6 million of adjusted net income for HBB established by the Compensation Committee after review of HBB’s annual operating plan and the key factors for its business for 2007.
HBB revenue: 30% of the 2007 award was based on performance against a target of $556.0 of revenue for HBB established by the Compensation Committee after review of HBB’s annual operating plan and the key factors for its business for 2007.

The performance targets established by the compensation committees of the Company’s subsidiaries for 2007 are generally based on the forecasts for the selected performance criteria contained in the subsidiaries’ annual operating plans for the year. Therefore, there is an expectation that these performance targets will be met during the year and, if they are not, the participants will not receive some or all of the portion of the short-term plan award that is based on these performance criteria.

Performance Against Stockholder Protection Rate of Return

Based on the Compensation Committee’s determination that the forecasts of the Company’s future operating results for the next several years, anticipated changes in its industry and business that affect ROTCE and the impact of a change in the ROTCE performance target on its employee incentives remained substantially unchanged from previous years, and recognizing that the ROTCE performance target is intended to reflect, among other things, the Company’s anticipated long-term financial performance over the next several years, the Compensation Committee determined that a change in the ROTCE performance target for the NACCO Industries, Inc. Annual Incentive Compensation Plan, which is referred to as the NACCO Short-Term Plan, and the NACCO Industries, Inc. Supplemental Annual Incentive Compensation Plan, which is referred to as the NACCO Supplemental Short-Term Plan, was not warranted for 2007. After a similar review, the NMHG Compensation Committee also determined that a change in the ROTCE performance target for the NACCO Materials Handling Group, Inc. Annual Incentive Compensation Plan, which is referred to as the NMHG Short-Term Plan, was not warranted for 2007. The HBB Compensation Committee, however, determined that a change in the ROTCE performance target for the Hamilton Beach Brands, Inc. Annual Incentive Compensation Plan, which is referred to as the HBB Short-Term Plan, was warranted for 2007.

For 2007, the Compensation Committee adopted the following performance criteria based on performance against the stockholder protection rate of return for the indicated short-term plans pertaining to the Named Executive Officers:

Name of Plan	Performance Criteria

NACCO Short-Term Plan (40% portion for participants who are not Named Executive Officers)	NACCO’s ROTCE: The remaining 40% of the 2007 short-term award was based on performance against a consolidated ROTCE performance target. Unlike the performance criteria based on the subsidiaries’ operating plans, the Compensation Committee considered the factors described above under “—Executive Compensation Methodologies” and set the consolidated ROTCE performance target at a level it believes reflects an appropriate stockholder protection rate of return for the Company’s business overall.
NACCO Supplemental Short-Term Plan (40% portion for participants who are Named Executive Officers)	NACCO’s ROTCE: The remaining 40% of the 2007 short-term award was based on performance against a consolidated ROTCE performance target. Unlike the performance criteria based on the subsidiaries’ operating plans, the Compensation Committee considered the factors described above under “—Executive Compensation Methodologies” and set the consolidated ROTCE performance target at a level it believes reflects an appropriate stockholder protection rate of return for the Company’s business overall.
NMHG Short-Term Plan (40% portion)	NMHG’s ROTCE: The remaining 40% of the 2007 short-term award was based on performance against a ROTCE performance target. Unlike the performance criteria based on the subsidiaries’ operating plans, the Compensation Committee considered the factors described above under “— Executive Compensation Methodologies” and set the ROTCE performance target at a level it believes reflects an appropriate stockholder protection rate of return for NMHG’s business.
HBB Short-Term Plan (40% portion)	HBB’s ROTCE: The remaining 40% of the 2007 short-term award was based on performance against a ROTCE performance target. Unlike the performance criteria based on the subsidiaries’ operating plans, the Compensation Committee considered the factors described above under “— Executive Compensation Methodologies” and set the ROTCE performance target at a level it believes reflects an appropriate stockholder protection rate of return for HBB’s business.

The performance targets established by the Compensation Committee for 2007 comprised a significant portion of the short-term plans for 2007. The ROTCE performance targets were not based on the Company’s or subsidiary’s annual operating plan, but instead reflected the Compensation Committee’s belief that the Company’s stockholders are entitled to a certain rate of ROTCE and that, as a measure of stockholder protection, performance against that rate of return should determine the payouts for a significant portion of the short-term incentive compensation.

Because the ROTCE performance targets are based on a stockholder protection rate of return for the Company and each of the subsidiaries rather than the current-year annual operating plans, it is possible that in any given year the level of expected performance may be above or below the ROTCE performance target for that year. For 2007, the Compensation Committee did not expect the ROTCE performance would exceed the targets for the short-term plans at the Company and NMHG. The Compensation Committee did expect the ROTCE performance would exceed the target for the short-term plan at HBB in 2007. However, the ROTCE performance target for HBB’s short-term plan was not set at such a low level that its attainment was guaranteed.

Individual Performance Factor

In its discretion, the Compensation Committee may take into account a participant’s individual performance for the year. Substandard performance could result in a reduction in the amount of, or the total elimination of, an award. In addition, outstanding performance could result in an increase in the amount of the award payable under the short-term plans.

Calculation and Payment of Awards

Payouts to the Named Executive Officers under the short-term plans are determined by comparing the Company’s or subsidiary’s actual performance to the pre-established performance targets. The Named Executive Officers can receive maximum payouts under the short-term plans for 2007 only if the Company or subsidiary exceeds the targets for both the annual operating plan and the ROTCE performance criteria. The Compensation Committee, in its discretion, may also increase or decrease awards under the short-term plans and may approve the payment of awards where business unit performance would otherwise not meet the minimum criteria set for payment of awards, although it rarely does so. Under the NACCO Supplemental Short-Term Plan, however, there are no individual performance goals and the awards that are payable to the Named Executive Officers may only be decreased. Generally, payments under the short-term plans do not exceed 150% of the target amounts. The payments under the short-term plans are calculated after the end of each year and are paid annually in cash. They are immediately vested when paid.

Target awards under the short-term plans for all executive officers, including the Named Executive Officers, are established at specified percentages of each individual’s salary midpoint, based on the number of Hay points assigned to the executive’s position and the Hay Group’s short-term incentive compensation recommendations for that Hay point level. For 2007, the short-term plans were designed to provide target short-term incentive compensation to the Named Executive Officers of between 40% and 90% of salary midpoint, depending on the Named Executive Officer’s position.

For 2007, final awards for the Named Executive Officers under the short-term plans were calculated based on the Company’s or subsidiaries actual performance on the performance criteria for the respective short-term plan compared to the established performance targets.

•	NACCO Short-Term Plan and NACCO Supplemental Short-Term Plan: For the Company, the combined performance of the subsidiaries on the performance measures based on their respective annual operating plans under the 60% portion of the NACCO Short-Term Plan fell slightly below the target for 2007. Based on the formulas approved at the beginning of the year by the Compensation Committee, the awards under that portion of the NACCO Short-Term Plan were paid at 97.4% of the target award amount for all participants in the plan, including the Named Executive Officers at the Company. Under the NACCO Supplemental Short-Term Plan, the Company’s 2007 consolidated ROTCE performance was slightly below the ROTCE targeted level of performance. Based on the formula approved at the beginning of the year by the Compensation Committee, the awards under the Supplemental Short-Term Plan were paid at 95.5% of the target award amount for all participants, which included the Named Executive Officers at the Company. Based on these results, the aggregate short-term incentive compensation performance for the Company for 2007 was 96.7%.

•	NMHG Short-Term Plan: NMHG exceeded its Wholesale adjusted net income target and one of its market share targets and fell short of the ROTCE, Retail adjusted net income and the remaining market share targets in 2007. Based on the formulas approved at the beginning of the year by the NMHG Compensation Committee, the awards under the NMHG Short-Term Plan for 2007 were paid at 102.1% of the target award amount for all of the participants in the senior corporate staff group, which included the Named Executive Officers at NMHG.

•	HBB Short-Term Plan: HBB exceeded its ROTCE target and fell short of its adjusted net income and revenue targets in 2007. Based on the formulas approved at the beginning of the year by the HBB Compensation Committee, the awards under the HBB Short-Term Plan for 2007 were paid at 82.3% of the target award amount for all of the participants, except that the award for the Named Executive

Officer at HBB also included the application of a 110% individual performance factor by the HBB Compensation Committee, which yielded a final payout percentage of 90.5% of his target award. The HBB Compensation Committee determined that Dr. Morecroft had displayed extraordinary effort and leadership at HBB throughout 2007 and therefore rewarded him with the increased short-term award.

Pursuant to the terms of the short-term plans, the Compensation Committee is authorized to use negative discretion to reduce the amount of the awards that would otherwise be payable. In 2007, the Compensation Committee did not use negative discretion under any of the short-term plans.

The following table shows the short-term plan target both as a percentage of salary midpoint and as a dollar amount for each Named Executive Officer for 2007, as well as the actual short-term plan payout as a percentage of salary midpoint and as a dollar amount for 2007.

	Short-Term Plan		Short-Term Plan
	Target as a		Payout as a
	Percentage of	Short-Term	Percentage of	Short-Term
	Salary Midpoint	Plan Target	Salary Midpoint	Plan Payout
Named Executive Officer	(%)	($)	(%)	($)

Alfred M. Rankin, Jr.	90%	$764,550	87.0%	$739,320
Kenneth C. Schilling	40%	$89,800	38.7%	$86,837
Michael P. Brogan	70%	$388,220	71.5%	$396,373
Michael J. Morecroft	60%	$298,080	54.3%	$269,852
Colin Wilson	55%	$229,625	56.2%	$234,447

Discretionary Cash Bonuses

The Compensation Committee has the authority to grant, and has from time to time granted, discretionary cash bonuses to the executive officers, including the Named Executive Officers, in addition to the short-term incentive plan compensation described above. The Compensation Committee uses discretionary cash bonuses to reward substantial achievement or superior service to the Company, particularly when such achievement or service cannot be reflected in the performance criteria. No Named Executive Officer received a discretionary cash bonus for 2007.

Long-Term Incentive Compensation

The purpose of the Company’s long-term incentive compensation plans is to enable executive officers to accumulate capital through future managerial performance, which the Compensation Committee believes contributes to the future success of the Company’s businesses. The long-term incentive compensation plans at the Company and its subsidiaries generally require long-term commitment on the part of the Company’s executive officers, and cash withdrawals or stock sales are generally not permitted for a number of years. Rather, the awarded amount is effectively invested in the Company for an extended period to strengthen the tie between stockholders’ and the Named Executive Officers’ long-term interests.

The Compensation Committee believes that awards under the Company’s long-term plans promote a long-term focus on the profitability of the Company due to the holding periods under the plans.

Under the Company’s equity-based long-term plan, although a recipient may receive a payout after the end of a base period and each consistent performance period (or after the award year under the supplemental long-term bonus plan), the recipient is effectively required to invest the non-cash portion of the payout in the Company for up to ten years. This is because, for example, under the Company’s long-term incentive plans, the shares distributed may not be transferred for ten years following the last day of the base period or award year, as applicable. During the holding period, the ultimate value of a payout is subject to change based upon the value of the shares of Class A Common. The value of the award is enhanced as the value of the shares of Class A Common increases or is reduced as the value of the shares of Class A Common decreases, and thus such awards provide the recipient with an incentive over the ten-year period to increase the value of the Company, to be reflected in the increased value of the shares of Class A Common. As described below, awards under the subsidiary long-term plans generally have holding periods of at least three years.

Long-Term Incentive Compensation for Employees of the Company.   The long-term incentive compensation plan for the Company, the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan, which is referred to as the NACCO Long-Term Plan, is an equity-based plan that uses the Company’s consolidated ROTCE as the performance criteria for payouts under the plan. At the beginning of each year, the Compensation Committee sets a consolidated ROTCE performance target for the performance period at a level it believes reflects an appropriate stockholder protection rate of return. Payouts are calculated as of the end of the base period based upon the Company’s actual consolidated ROTCE performance compared to the consolidated ROTCE performance target for the performance period.

Each year, participants are also granted the potential opportunity to receive consistent performance award payouts. Consistent performance awards are intended to supplement the base period awards paid to participants if the average consolidated ROTCE performance for a five-year performance period exceeds the consolidated ROTCE target established at the beginning of the five-year performance period. No consistent performance award is payable if the Company’s average consolidated ROTCE performance for the relevant five-year performance period is at or below the consolidated ROTCE performance target established at the beginning of the five-year period.

The Compensation Committee has the authority under the NACCO Long-Term Plan to decrease awards to all participants, including the Named Executive Officers, and to adjust the incentive compensation measures and percentage allocation between the cash and stock portions of the awards in a manner that is permitted under Section 162(m) of the Internal Revenue Code.

The following two types of awards were provided in 2007 under the NACCO Long-Term Plan:

•	Base period awards that are based on a one-year performance period; and

•	Consistent performance awards that are based on a five-year performance period.

Base Period Awards.  At the beginning of 2007, the Compensation Committee set a consolidated ROTCE performance target and a performance period of one year for the base period awards under the NACCO Long-Term Plan. The consolidated ROTCE performance target for the NACCO Long-Term Plan for 2007 was the same as the target adopted for the NACCO Short-Term Plan. Because the consolidated ROTCE performance target is based on the stockholder protection rate of return rather than the Company’s current-year annual operating plan, it is possible that in any given year the expected actual level of performance for the year could be higher or lower than the consolidated ROTCE performance target for that year. The Compensation Committee did not expect that the consolidated ROTCE performance target for the NACCO Long-Term Plan would be met by the Company in 2007.

At the beginning of 2007, the Compensation Committee set dollar-denominated target base period awards for all of the participants in the NACCO Long-Term Plan, including those Named Executive Officers participating in the NACCO Long-Term Plan, in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the executive’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. The base period target awards for 2007 under the NACCO Long-Term Plan for Alfred M. Rankin, Jr. and Kenneth C. Schilling, the participating Named Executive Officers, were designed to provide target long-term incentive compensation of 205% and 30% of their salary midpoints, respectively. These amounts were then adjusted by the Compensation Committee to 235.75% and 34.50%, respectively, to account for the immediately taxable nature of the distributions under the NACCO Long-Term Plan. Generally, base period award payments will not exceed 150% of the target base period award. The Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant or to approve the payment of awards where the Company’s performance would otherwise not meet the minimum criteria set for payment of awards (except awards for Named Executive Officers, which may only be decreased), although it rarely does so.

Final base period awards for each participant are calculated as of the end of the performance period based on the Company’s actual consolidated ROTCE performance compared to the consolidated ROTCE target for the year. For 2007, the Company’s actual consolidated ROTCE performance fell slightly below the consolidated ROTCE target for the year. Therefore, the base period awards under the NACCO Long-Term Plan were approved by the Compensation Committee under the pre-established formula at 92.5% of the target base period award amount for all participants, including Mr. Rankin and Mr. Schilling.

Final dollar-denominated base period awards are paid to the participants in a combination of shares of Class A Common and cash, with the cash amount approximating the income tax withholding obligations of the participants for the shares. Approximately 65% of each base period award is distributed in shares of Class A Common.

The actual number of shares of Class A Common issued to a participant is determined by taking the dollar value of the stock component of the base period award and dividing it by the average share price. For this purpose, the average share price is the lesser of:

•	The average closing price of Class A Common on the New York Stock Exchange at the end of each week during the year preceding the start of the performance period (or such other previous calendar year as determined by the Compensation Committee no later than the 90th day of the performance period); or

•	The average closing price of Class A Common on the New York Stock Exchange at the end of each week during the performance period.

The shares of Class A Common that are issued are subject to transfer restrictions, generally for a period of ten years. However, they are fully vested when granted and the participants have all of the rights of a stockholder, including the right to vote, upon receipt of the shares. The participants also have the right to receive dividends that are declared and paid after they receive the shares of Class A Common. The full amount of each final award, including the fair market value of the shares of Class A Common on the date of grant, is fully taxable to the participant.

Consistent Performance Awards.  If the Company’s average consolidated ROTCE performance for a five-year performance period exceeds the consolidated ROTCE target set at the beginning of the five-year performance period, participants in the NACCO Long-Term Plan may receive a consistent performance award payout. The amount of any such consistent performance award payout would be determined under a formula established at the beginning of the five-year performance period that multiplies the participant’s base period award by a consistent performance factor of up to 50%, based on the amount that the Company’s average consolidated ROTCE performance over the five-year performance period exceeds the consolidated ROTCE target for the period. This amount would then be adjusted by a factor to adjust for inflation over the performance period. Consistent performance award payouts, if any, are paid in the same combination of cash and shares of Class A Common as described above for base period awards. However, the average share price for this purpose is equal to the average closing price on the New York Stock Exchange at the end of each week during the last year of the five-year performance period. No consistent performance award payouts have been paid under the NACCO Long-Term Plan since 2001 because the Company’s average consolidated ROTCE performance for the respective five-year periods has not exceeded the consolidated ROTCE targets for such periods.

Additional Long-Term Compensation.  The NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan, which is referred to as the NACCO Supplemental Long-Term Plan, gives the Compensation Committee the flexibility to provide additional compensation to its executive officers for truly outstanding results and extraordinary personal effort. The amount of an award, if any, granted under the NACCO Supplemental Long-Term Plan is at the discretion of the Compensation Committee. Once the amount of an award is determined, the award will be paid partially in shares of Class A Common, the transfer of which is restricted for ten years, and partially in cash, based on the same formula used under the NACCO Long-Term Plan. Since the establishment of the NACCO Supplemental Long-Term Plan in 2006, no awards have been granted under the NACCO Supplemental Long-Term Plan.

Long-Term Incentive Compensation for Employees of the Company’s Subsidiaries.  The subsidiaries’ long-term incentive compensation plans are linked to future performance of the particular business unit. All awards under the long-term incentive compensation plans of the Company’s subsidiaries are paid in cash from the general assets of the applicable subsidiary.

Frozen NMHG Long-Term Plan and Frozen HBB Long-Term Plan.  The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan, which is referred to as the Frozen NMHG Long-Term Plan, and the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan, which is referred to as the Frozen HBB Long-Term Plan, are both long-term incentive compensation plans that use the respective subsidiary’s ROTCE as the performance criteria for payouts under the plan. At the beginning of each year, each subsidiary’s Compensation Committee sets a ROTCE performance target for the performance period at a level it believes reflects an appropriate stockholder protection rate of return. Payouts are calculated as of the end of the performance period based upon the subsidiary’s actual ROTCE performance compared to the ROTCE performance target for the performance period.

In 2007, the ROTCE performance targets for the Frozen NMHG Long-Term Plan and Frozen HBB Long-Term Plan were the same ROTCE targets that were established by the Compensation Committee for the NMHG Short-Term Plan and the HBB Short-Term Plan, respectively. Because the ROTCE performance targets are based on the stockholder protection rate of return for that particular subsidiary rather than each subsidiary’s current-year annual operating plan, it is possible that in any given year the expected actual level of performance for the year could be higher or lower than the ROTCE performance target established for that subsidiary for that year. The NMHG Compensation Committee did not expect that the ROTCE performance target for the Frozen NMHG Long-Term Plan would be met by NMHG in 2007. The HBB Compensation Committee did expect the ROTCE performance target for the Frozen HBB Long-Term Plan would be met by HBB in 2007. However, the ROTCE performance target for the Frozen HBB Long-Term Plan was not set at such a low level that its attainment was guaranteed.

At the beginning of 2007, each participant in the Frozen NMHG Long-Term Plan and the Frozen HBB Long-Term Plan, including the participating Named Executive Officers, was granted dollar-denominated target awards by the respective subsidiary’s Compensation Committee in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the executive’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. The target awards for 2007 under the Frozen NMHG Long-Term Plan for Michael P. Brogan and Colin Wilson, the participating Named Executive Officers, were designed to provide target long-term incentive compensation of 125% and 90% of their salary midpoints, respectively. The target award for 2007 under the Frozen HBB Long-Term Plan for Michael J. Morecroft, the participating Named Executive Officer, was designed to provide target long-term incentive compensation of 105% of his salary midpoint. Generally, the award payments under both of the plans will not exceed 150% of the target award. The NMHG and HBB Compensation Committees each retain discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant or to approve the payment of awards where the respective subsidiary’s performance would otherwise not meet the minimum criteria set for payment of awards, although they rarely do so.

Final long-term awards for each of the participants are calculated as of the end of the performance period based on the applicable subsidiary’s actual ROTCE performance compared to the ROTCE target for the year. For 2007, NMHG’s actual ROTCE performance fell slightly below the ROTCE target for the year and, therefore, awards under the Frozen NMHG Long-Term Plan were approved by the NMHG Compensation Committee under the pre-established formula at 93.1% of the target award amount for all participants, including Mr. Brogan and Mr. Wilson. For 2007, HBB’s actual ROTCE performance exceeded the established ROTCE target for the year and, therefore, awards under the Frozen HBB Long-Term Plan were approved by the HBB Compensation Committee under the pre-established formula at 108.3% of the target award amount for all participants, including Dr. Morecroft. All awards granted under both plans are immediately vested as of the grant date of the award (which is the January 1st following the end of the performance period) and, once granted, awards are not subject to any forfeiture or risk of forfeiture under any circumstances.

Under both the Frozen NMHG Long-Term Plan and the Frozen HBB Long-Term Plan, awards approved by the subsidiary’s Compensation Committee for 2007 were then credited to separate sub-accounts established for each participant. The sub-accounts will be credited with interest generally based on the greater of the rate earned by the Vanguard RST fixed income fund under the subsidiary’s 401(k) plan or a ROTCE-based rate adopted by the respective subsidiary’s Compensation Committee each year. Each sub-account will be paid at the earliest of death, disability, retirement or on the third anniversary of the grant date of the award, except that the sub-accounts of the Named Executive Officer under the Frozen HBB Long-Term Plan will be paid at the earliest of death, disability, retirement or on the fifth anniversary of the grant date of the award.

Due to the nature of the Frozen NMHG Long-Term Plan and the Frozen HBB Long-Term Plan, the awards under the plans are described in both the Grants of Plan-Based Awards Table on page 43 and the Nonqualified Deferred Compensation Table on page 47. Also see, “— Changes to Executive Compensation Program for 2007” beginning on page 35 for further information regarding the frozen nature of the NMHG and HBB long-term plans.

Comparison of Long-Term Incentive Plan Targets and Payouts.  The following table shows the target award under the applicable long-term incentive plan as both a percentage of salary midpoint and a dollar amount for each Named Executive Officer for the performance period ending in 2007 as well as the corresponding actual payout of the award under the applicable long-term incentive plan both as a percentage of salary midpoint and a dollar amount for the performance period ending in 2007.

		Long-Term				Long-Term
		Plan Award				Plan Award
	Name of Long-Term	Target as a		Long-Term		as a
	Plan and, If	Percentage of		Plan Award		Percentage of		Long-Term
	Applicable,	Salary Midpoint		Target		Salary Midpoint		Plan Award
Named Executive Officer	Type of Award	(%)		($)		(%)		($)

Alfred M. Rankin, Jr.	Base Period Award under NACCO Long-Term Plan	235.75	%(1)	$2,002,696	(1)	218.1%		$1,852,494
	Consistent Performance Award under NACCO Long-Term Plan		(2)		(2)	0.0	%(2)	$0	(2)
Kenneth C. Schilling	Base Period Award under NACCO Long-Term Plan	34.50	%(1)	$77,453	(1)	31.9%		$71,644
	Consistent Performance Award under NACCO Long-Term Plan		(2)		(2)	0.0	%(2)	$0	(2)
Michael P. Brogan	Award under Frozen NMHG Long-Term Plan	125.00%		$693,250		116.4%		$645,416
Michael J. Morecroft	Award under Frozen HBB Long-Term Plan	105.00%		$521,640		113.7%		$564,936
Colin Wilson	Award under Frozen NMHG Long-Term Plan	90.00%		$375,750		83.8%		$349,823

(1)	As described above, the target base period awards of 205% and 30% for Mr. Rankin and Mr. Schilling, respectively, have been adjusted to account for the immediately taxable nature of distributions under the NACCO Long-Term Plan.

(2)	Consistent performance award payouts under the NACCO Long-Term Plan are payable only if the average consolidated ROTCE performance exceeds the performance target for the five-year period commencing January 1, 2007. As a result, there is no award target for the consistent performance award for the performance period ending December 31, 2007. A consistent performance award payout may be paid in 2012 if the average consolidated ROTCE performance for the five-year performance period ending December 31, 2011 exceeds the consolidated ROTCE target. The amount of any such consistent performance award payout would be determined under the formula established at the beginning of 2007, which multiplies the participant’s base period award for 2007 by a consistent performance factor of up to 50% and by a factor to adjust for inflation over the performance period. There were no consistent performance award payouts for the performance period ended December 31, 2007. As previously stated, no consistent performance award payouts have been paid under the NACCO Long-Term Plan since 2001.

Retirement Plans

The material terms of the various retirement plans are described in the narratives following the Pension Benefits Table and the Nonqualified Deferred Compensation Table.

Defined Benefit Pension Plans.  The Company no longer provides any defined benefit pensions to the Named Executive Officers, although some of the previously frozen defined benefit pensions are currently increased by annual cost-of-living adjustments, which are referred to as COLAs.

Defined Contribution Plans.  The Company and its subsidiaries provide the Named Executive Officers and most other employees in the United States with defined contribution retirement benefits. Mandatory employer contributions under the defined contribution retirement plans are calculated under various formulas that are designed to provide employees with competitive retirement income. The Compensation Committee believes that this level of retirement benefits gives the Company and its subsidiaries the opportunity to attract and retain talented management employees at the senior executive level and below. Additional employer contributions may be made, depending on the performance of the Company and/or its subsidiaries. In general, if the Company and/or its subsidiaries perform well, the amount of the employees’ retirement income increases.

With the exception of a portion of the retirement benefits that are provided to Mr. Rankin, Mr. Brogan and Mr. Wilson, the Named Executive Officers and other executive officers receive the same retirement benefits as all other similarly-situated employees. However, the benefits that are provided to the Named Executive Officers and other executive officers are provided under a combination of qualified and nonqualified defined contribution plans, while the benefits that are provided to other employees are provided generally under qualified retirement plans. The nonqualified defined contribution plans generally provide the executive officers with the retirement benefits that would have been provided under the qualified plans, but that cannot be provided due to various Internal Revenue Service regulations and limits.

The defined contribution retirement benefits generally consist of a combination of employee deferrals, employer matching contributions on the employee deferrals, minimum employer retirement contributions and additional employer profit sharing contributions that are made only if the Company and/or the subsidiaries meet certain pre-established performance criteria.

Each of the Company’s plans and NMHG’s plans contains the following three types of benefits:

•	401(k) benefits;

•	matching benefits; and

•	profit sharing benefits.

HBB’s plans contain 401(k) benefits and profit sharing benefits. However, matching benefits under the HBB plans were frozen effective December 31, 2004 and replaced with an automatic non-elective 3% employer contribution when the HBB qualified plan became a “safe harbor” plan in 2005.

The “compensation” that is taken into account under the plans generally includes base salary and annual incentive payments and excludes most other forms of compensation, including long-term incentive compensation. However, for all benefits under the HBB plans, other than profit sharing benefits, short-term incentive payments are also excluded.

Under the 401(k) portions of the plans, eligible employees may elect to defer up to 25% of compensation. Under the matching portion of the plans, eligible employees receive employer matching contributions on their deferrals in accordance with the following applicable matching contribution formula:

•	Company plans: 50% of the first 5% of before-tax contributions;

•	NMHG plans: 66 2/3% of the first 3% of before-tax contributions and 25% of the next 4% of before-tax contributions; and

•	HBB plans: no matching contributions.

Under the profit sharing portion of the plans, eligible employees receive a profit sharing contribution equal to a specified percentage of compensation. The percentage varies, based on a formula that takes into account the employee’s age and compensation and the ROTCE of the Company and/or its subsidiaries. As applied to the Named Executive Officers in 2007, the range of profit sharing contributions under each applicable formula was:

•	Mr. Rankin: between 7.00% and 16.35% of compensation;

•	Mr. Schilling: between 4.35% and 9.90% of compensation;

•	Mr. Brogan: between 3.80% and 12.25% of compensation;

•	Dr. Morecroft: between 6.33% and 13.20% of compensation; and

•	Mr. Wilson: between 3.20% and 10.05% of compensation.

All employees, including the Named Executive Officers, receive additional profit sharing contributions for compensation earned in excess of the Federal Social Security wage base, which was $97,500 in 2007, up to the applicable Internal Revenue Code limit of 5.7% of compensation.

The Named Executive Officers are 100% vested in their deferrals and in all matching contributions. They are also 100% vested in all benefits that are provided under the nonqualified plans. However, they become vested in their profit sharing contributions under the qualified plans at the rate of 20% for each year of service and are fully vested after completing five years of service. All of the Named Executive Officers are 100% vested in all profit sharing benefits because each Named Executive Officer has been employed for at least five years.

Benefits under the qualified plans are generally payable at any time following a termination of employment. Participants have the right to invest their account balances among various investment options that are offered by the plans’ trustee. Participants can elect various forms of payment including lump sum distributions and installments.

Participants’ account balances in the nonqualified plans are credited with earnings during the year based on the rate of return of the Vanguard RST fixed income fund, which is one of the investment funds under the qualified plans. For periods before January 1, 2008, following the end of each calendar year, certain sub-accounts of participants who remain actively employed may be credited with additional earnings, based on a pre-determined formula that takes into account the ROTCE of the Company and/or its subsidiaries. The maximum earnings rate for this purpose is 14%.

As described in more detail under “— Changes to Executive Compensation Program for 2007” below, the nonqualified defined contribution plans were frozen effective December 31, 2007. Active participants other than the Named Executive Officers will receive payment of their entire account balances during the first quarter of 2008. The Named Executive Officers will receive payment of their frozen account balances at termination of employment (subject to a six-month delay if required under Section 409A of the Internal Revenue Code) and will receive payment of the interest that is credited to their account each year, increased by 15% to reflect the immediately taxable nature of the payment, by March 15th of the following year. A more detailed description of each plan is contained in the narrative accompanying the Nonqualified Deferred Compensation Table on page 47.

Other Benefits

All salaried U.S. employees, including the Named Executive Officers, participate in a variety of health and welfare benefit plans that are designed to enable the Company to attract and retain its workforce in a competitive marketplace.

Perquisites and Other Personal Benefits

Although the Company provides limited perquisites and other personal benefits to certain executive officers, the Company does not believe these perquisites and other personal benefits constitute a material component of the executive officer’s compensation package.

Changes to Executive Compensation Program for 2007

A number of significant modifications were made to the executive compensation program during 2007.

The NMHG Compensation Committee and the HBB Compensation Committee made several changes to the subsidiary long-term plans during 2007:

•	For all participants in the subsidiary long-term plans (other than the Named Executive Officer under the Frozen HBB Long-Term Plan), the plans were amended to reduce the holding period for the awards from a five-year period to a three-year period. This change was made based on the Compensation Committees’ determination that a three-year holding period still requires the executives to maintain a long-term investment in the Company and provides sufficient stockholder protection.

•	The plans were amended to eliminate all voluntary deferral options. This change was made based on the additional statutory and regulatory restrictions applied to the awards under Section 409A of the Internal Revenue Code and the Compensation Committees’ determination that the added complexity and administrative burdens that apply to voluntary deferrals outweigh the benefit of having such deferral options.

•	The plans were converted from book value plans to cash based plans. Prior to 2007, the dollar-denominated NMHG and HBB long-term awards granted under the plans were converted to “book value units” by dividing the cash value of the award by the book value per nominal share of the applicable subsidiary on the grant date of the award. The book value units were then credited to participants’ accounts under the plans. The value of the units increased or decreased based on the corresponding increase or decrease in the book value of the applicable subsidiary until the maturity date of the units (generally five years from the grant date). The Compensation Committees eliminated the book value concept effective December 1, 2007. All outstanding book value units were converted to cash values using the applicable book value on December 31, 2007. The book value used to convert the NMHG book value units issued for 2006 was $32.52. The book value used to convert all other outstanding NMHG book value units issued for years prior to 2006 was $32.46. The HBB book value was $15.85 for all book value units. All awards for 2007 were credited to the participants’ accounts as dollar-denominated awards. The accounts will now be credited with interest, rather than fluctuating in value based on changes in book value. Interest credits will generally be based on the greater of the rate earned by the Vanguard RST fixed income fund under the subsidiary’s 401(k) plan or a ROTCE-based rate adopted by the respective subsidiary’s Compensation Committee each year. This change was made based on the Compensation Committees’ determination that the book value concept was difficult to administer due to regulatory changes.

•	The frozen NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan was merged into the Frozen NMHG Long-Term Plan effective November 30, 2007.

•	The frozen Hamilton Beach Brands, Inc. Senior Executive Long-Term Incentive Compensation Plan was merged into the Frozen HBB Long-Term Plan effective November 30, 2007.

•	The NMHG and HBB long-term plans were frozen effective December 31, 2007. No additional awards will be granted under these plans. The Compensation Committees adopted replacement long-term plans that will provide identical awards effective January 1, 2008. The replacement plans were adopted, subject to stockholder approval, in order to obtain income tax deductions for awards payable to the Named Executive Officers under the plans under Section 162(m) of the Internal Revenue Code. See “— Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)” on page 53 and “— Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)” on page 55.

The Company’s Compensation Committee, the NMHG Compensation Committee and the HBB Compensation Committee also made several changes to the defined contribution nonqualified retirement plans during 2007. These changes were made to avoid the additional statutory and regulatory restrictions applied to nonqualified deferred compensation plans under Section 409A of the Internal Revenue Code and to simplify plan administration and recordkeeping. The changes were also made based on the Compensation Committees’ desire to move towards a simplified “pay-as-you-go” compensation structure that also eliminates the risk to the executives based on the unfunded nature of these plans. Finally, the changes were made to avoid any additional onerous changes and restrictions that may be applied to deferred compensation arrangements in the future. The following changes were made to the nonqualified deferred compensation plans:

•	The plans were frozen effective December 31, 2007. No additional benefits will be credited to these plans (other than interest credits). The Compensation Committees adopted replacement defined contribution nonqualified retirement plans that will provide substantially identical benefits effective January 1, 2008. The major difference between the new plans and the current plans is that the benefits will be paid annually, by March 15th of the year after they are earned. See “— Executive Compensation Program for 2008” on page 38.

•	The frozen account balances of participants other than the Named Executive Officers will be credited with interest based on the Vanguard RST fixed income fund rate for the period from January 1, 2008 until the last day of the month prior to the payment date. These participants will receive a lump sum payment of their entire account balance during the first quarter of 2008.

•	The frozen account balances of the Named Executive Officers will be credited with interest each year. Interest credits will generally be based on the greater of the rate earned by the Vanguard RST fixed income fund or a ROTCE-based rate adopted by the Compensation Committee each year. The amount of the annual interest credits, increased by 15% to reflect the immediately taxable nature of the payments, will be paid to the Named Executive Officers no later than March 15th of the following year. The frozen account balances will be paid at termination of employment (subject to a six-month delay if required under Section 409A of the Internal Revenue Code).

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1 million that is paid to certain individuals. The NACCO Supplemental Short-Term Plan and the NACCO Long-Term Plan have been and will continue to be used so that, together with steps taken by the Compensation Committee in the administration of these plans, payouts on awards made under these plans should not count towards the $1 million cap, which the law imposes for purposes of federal income tax deductibility.

Stockholder approval is being requested for:

•	the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), which is referred to as the NMHG Long-Term Plan; and

•	the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), which is referred to as the HBB Long-Term Plan.

Upon receipt of such approval, the NMHG Long-Term Plan and the HBB Long-Term Plan will be used so that, together with steps taken by the Compensation Committee in the administration of these plans, payouts on awards made under these plans should not count towards the $1 million cap, which the law imposes for purposes of federal income tax deductibility.

While the Compensation Committee intends generally to preserve the deductibility of compensation payable to the Company’s executive officers, as appropriate, deductibility will be only one among a number of factors considered in determining appropriate levels or modes of compensation. The Company intends to maintain the flexibility to compensate executive officers based upon an overall determination of what it believes is in the best interests of the Company and its stockholders.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004, which is referred to as the Jobs Act, was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. The Company believes it is operating in good faith compliance with the statutory provisions that were effective January 1, 2005 and related regulatory guidance. The Internal Revenue Service issued the final Jobs Act regulations that will be effective January 1, 2009. The Company will take any and all actions needed to bring its plans and programs into compliance with the final regulations before the regulatory deadline.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of SFAS No. 123R. See Note 2 of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for more information regarding the valuation of the Company’s equity awards in accordance with SFAS No. 123R.

Stock Ownership Guidelines

While the Company encourages the executive officers to own shares of Class A Common, it does not have any formal policy requiring the executive officers to own any specified amount of Class A Common. However, the shares of Class A Common granted to the Company’s executive officers under the NACCO Long-Term Plan generally must be held for a period of ten years. Executive officers of the subsidiaries do not have a similar requirement as they are compensated based on the performance of their own businesses and not on the performance of the Company, and as a result, do not receive shares of Class A Common.

Role of Executive Officers in Compensation Decisions

The Company’s management, in particular the Chief Executive Officer of the Company and the Chief Executive Officer of each subsidiary, reviews the Company’s goals and objectives relevant to the compensation of the Company’s executive officers. The Chief Executive Officer of the Company annually reviews the performance of each executive officer (other than the Chief Executive Officer, whose performance is reviewed by the Compensation Committee) and makes recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, to the Compensation Committee. In addition to the Chief Executive Officer’s recommendations, the Compensation Committee considers recommendations made by the Company’s independent outside compensation consultant, which bases its recommendations upon an analysis of similar positions at a broad range of domestic industries, as well as an understanding of the Company’s policies and objectives, as described above. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. After considering these recommendations, the Compensation Committee determines the base salary and incentive compensation levels for the executive officers, including each Named Executive Officer.

Executive Compensation Program for 2008

The Company’s executive compensation program for 2008 will be structured in a manner similar to the 2007 program (incorporating the changes described above under “— Changes to Executive Compensation Program for 2007”). Principal changes to be considered include any appropriate modifications to the All Industrials survey, the Company’s target direct remuneration structure and retirement programs in view of internal considerations as well as marketplace practice as reflected in analyses and general industry survey data.

In addition, the following changes have been made to the Company’s compensation program effective January 1, 2008:

•	Benefits earned under the nonqualified defined contribution plans will be paid out annually, by March 15th of the following year.

•	Interest under the nonqualified defined contribution plans will be based solely on the Vanguard RST fixed income fund rate and no interest will be credited to excess profit sharing benefits.

•	Payments from the nonqualified defined contribution plans will be increased by 15% to reflect the immediately taxable nature of the payments. The 15% increase will apply to all benefits other than the portion of the excess 401(k) benefits that are in excess of the amount needed to obtain a full employer matching contribution.

•	The profit sharing benefits of certain highly compensated employees under the qualified defined contribution plans, including certain Named Executive Officers, will be capped at an amount deemed necessary to satisfy certain Internal Revenue Service non-discrimination rules, with the result being that these employees will receive a greater percentage of their profit sharing benefits under the nonqualified defined contribution plans.

•	In order to satisfy certain Internal Revenue Service non-discrimination rules, the COLAs for certain highly compensated employees under the frozen defined benefit plans, including the participating Named Executive Officers, will begin to accrue under the nonqualified defined benefit pension plan, rather than under the qualified defined benefit pension plan.

•	The account balances under the Frozen NMHG Long-Term Plan, the Frozen HBB Long-Term Plan, the NMHG Long-Term Plan, the HBB Long-Term Plan and all of the nonqualified defined contribution plans will automatically be paid in the form of a lump sum payment in the event of a change in control of the participant’s employer. The Compensation Committee believes that the change in control payment trigger is appropriate due to the unfunded nature of the benefits provided under these plans. The Compensation Committee believes that the skills, experience and services of its key management employees are a strong factor in the success of the Company and that the occurrence of a change in control transaction would create uncertainty for these employees. The Compensation Committee believes that some key management employees would consider terminating employment in order to trigger the payment of their unfunded benefits if an immediate payment is not made when a change in control occurs. The addition of a change in control payment trigger will encourage key management employees to remain employed during and after a change in control. The change in control payment trigger under the Frozen NMHG Long-Term Plan, the Frozen HBB Long-Term Plan and the nonqualified defined contribution plans does not increase the amount of the benefits payable under those plans. Participants will only receive their account balance (including interest) as of the date of the change in control. The change in control provisions under the NMHG Long-Term Plan and the HBB Long-Term Plan, in addition to providing for the immediate payment of the account balance (plus interest) as of the date of the change in control, also provide for the payment of a pro-rated target award for the year of the change in control.

Compensation Committee Interlocks and Insider Participation

Alfred M. Rankin, Jr., a director of the Company and its principal subsidiaries, is the Chairman, President and Chief Executive Officer of the Company. Mr. Rankin was a member of the compensation committees of the principal subsidiaries of the Company (but not of the Company) during 2007 but resigned as a member of the compensation committees of the principal subsidiaries on February 12, 2008.

Dennis W. LaBarre, a director of the Company and its principal subsidiaries, is a partner in the law firm of Jones Day, which provides legal services to the Company and its subsidiaries. See “— Certain Business Relationships” on page 14 for additional information. Mr. LaBarre was a member of the compensation committees of the principal subsidiaries of the Company (but not of the Company) during 2007 but resigned as a member of the compensation committees of the principal subsidiaries on February 12, 2008.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management. Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K.

RICHARD DE J. OSBORNE, CHAIRMAN	IAN M. ROSS
OWSLEY BROWN II	EUGENE WONG

Summary Compensation Table

The following table sets forth the compensation for services of the Named Executive Officers of the Company in all capacities to the Company and two of its principal subsidiaries, NMHG and HBB.

SUMMARY COMPENSATION TABLE
For Fiscal Year Ended December 31, 2007

						Change in
						Pension Value(3)
						and Nonqualified
				Non-Equity		Deferred
			Stock	Incentive Plan		Compensation	All Other
Name and Principal		Salary(1)	Awards(2)	Compensation		Earnings(4)	Compensation		Total
Position	Year	($)	($)	($)		($)	($)		($)

Alfred M. Rankin, Jr.	2007	$1,196,940	$907,677	$1,387,706	(5)(6)	$576,361	$472,295	(7)	$4,540,979
Chairman, President and Chief Executive Officer of the Company	2006	$1,154,300	$2,915,454	$1,940,695	(5)(6)	$458,965	$571,030	(8)	$7,040,444
Kenneth C. Schilling	2007	$262,960	$35,091	$111,942	(5)(6)	$15,064	$50,148	(7)	$475,205
Vice President and Controller of the Company	2006	$250,200	$113,651	$130,553	(5)(6)	$11,860	$49,753	(8)	$556,017
Michael P. Brogan	2007	$539,552	—	$1,041,789	(9)	$112,233	$123,763	(7)	$1,817,337
President and Chief Executive Officer of NMHG	2006	$484,464	—	$643,579	(9)	$118,959	$101,673	(8)	$1,348,675
Michael J. Morecroft	2007	$544,284	—	$834,788	(10)	$63,398	$167,686	(7)	$1,610,156
President and Chief Executive Officer of HBB	2006	$506,004	—	$1,002,530	(10)	$79,984	$169,656	(8)	$1,778,174
Colin Wilson (11)	2007	$426,742	—	$584,270	(12)	$44,333	$83,871	(7)	$1,139,216
Vice President and Chief Operating Officer of NMHG

(1)	As required under the current disclosure requirements of the SEC, the amounts reported under the “Salary” column include both the base salary and the fixed dollar amount of cash paid in lieu of perquisites for each Named Executive Officer. Refer to the Compensation Discussion and Analysis, which begins on page 17, for further information on the Company’s compensation philosophy with respect to perquisites.

(2)	Amounts in this column represent the value of the shares of Class A Common that were granted to certain Named Executive Officers for base period awards for the 2007 and 2006 performance periods under the NACCO Long-Term Plan. These amounts reflect the compensation cost of those shares determined pursuant to SFAS No. 123R, rather than the amount that was actually paid to or realized by the Named Executive Officers. See Note 2 of the consolidated financial statements in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2007 and December 31, 2006 regarding assumptions underlying the valuation of the equity awards. No amount is shown for any of the other Named Executive Officers because, as employees of the Company’s subsidiaries, they are not eligible for equity awards under any plan.

(3)	Amounts listed in this column for 2007 and 2006 include the aggregate change in the actuarial present value of accumulated plan benefits during 2007 and 2006 under all defined benefit pension plans of the Company and its subsidiaries, as described in more detail in the Pension Benefits Table on page 50, for the following individuals: $0 and $0, respectively, for Mr. Rankin because he does not participate in any defined benefit pension plans; $401 and $835, respectively, for Mr. Schilling; $91,588 and $116,219, respectively, for Mr. Brogan; $8,769 and $5,808, respectively, for Dr. Morecroft; and $20,823 during 2007 for Mr. Wilson.

(4)	Amounts listed in this column for 2007 and 2006 also include the interest that is in excess of 120% of the federal long-term interest rate, compounded monthly, that was credited to the executives’ accounts during 2007 and 2006 under the nonqualified deferred compensation plans of the Company and its subsidiaries, as described in more detail in the Nonqualified Deferred Compensation Table on page 47, for the following individuals: $576,361 and $458,965, respectively, for Mr. Rankin; $14,663 and $11,025, respectively, for Mr. Schilling; $20,645 and $2,740, respectively, for Mr. Brogan; $54,629 and $74,176, respectively, for Dr. Morecroft; and $23,510 during 2007 for Mr. Wilson.

(5)	The amounts listed for 2007 and 2006 include cash payments under the NACCO Long-Term Plan for 2007 and 2006 of $648,386 and $1,250,116, respectively, for Mr. Rankin and $25,105 and $48,772, respectively, for Mr. Schilling. These cash payments are intended to approximate income tax withholding obligations as a result of the issuance of Class A Common awarded under the plan.

(6)	The amounts listed for 2007 and 2006 also include cash payments under the NACCO Short-Term Plan for 2007 and 2006 of $447,262 and $408,304, respectively, for Mr. Rankin and $52,533 and $48,353, respectively, for Mr. Schilling and cash payments under the NACCO Supplemental Short-Term Plan for 2007 and 2006 of $292,058 and $282,275, respectively, for Mr. Rankin and $34,304 and $33,428, respectively, for Mr. Schilling.

(7)	All other compensation earned or allocated during 2007 for each of the Named Executive Officers is as follows:

	Alfred M.	Kenneth C.	Michael P.	Michael J.	Colin
	Rankin, Jr.	Schilling	Brogan	Morecroft	Wilson

Employer Qualified Matching Contributions	$5,625	$5,625	$6,687	$0	$6,687
Employer Nonqualified Matching Contributions	$41,563	$2,994	$16,494	$0	$10,887
Employer Qualified Profit Sharing Contributions	$0	$22,089	$22,813	$22,750	$11,163
Employer Nonqualified Profit Sharing Contributions	$312,933	$14,580	$74,304	$119,400	$52,903
Other Qualified Employer Retirement Contributions	$0	$0	$0	$6,750	$0
Other Nonqualified Employer Retirement Contributions	$58,109	$0	$0	$9,579	$0
Employer Paid Life Insurance Premiums	$17,766	$4,179	$1,714	$0	$1,550
Perquisites and Other Personal Benefits	$35,108	$0	$0	$0	$0
Other	$1,191	$681	$1,751	$9,207	$681

Total	$472,295	$50,148	$123,763	$167,686	$83,871

The Company does not provide Mr. Rankin with any defined benefit pension benefits. Of the $472,295 in other compensation shown above for Mr. Rankin, $418,230 represents defined contribution retirement benefits earned in 2007. These benefits combined with the $1,167,644 in earnings shown in the Nonqualified Deferred Compensation Table on page 47 provided Mr. Rankin with total retirement benefits of $1,585,874 for 2007.

The $35,108 listed for Mr. Rankin’s perquisites and other personal benefits is the aggregate incremental cost to the Company of his personal use of the corporate aircraft to attend board meetings of other non-related for-profit companies. The Compensation Committee has determined that it is in the best interest of the Company and its stockholders that Mr. Rankin serve on these boards. The aggregate incremental cost is determined on a per flight basis and includes the cost of actual fuel used, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip related hanger and parking costs and crew expenses and other variable costs specifically incurred.

Amounts listed in the “Other” row include the annual employer-paid premiums paid for personal excess liability insurance and executive travel accident insurance, payments in lieu of life insurance, employer “flex credits,” non-discriminatory service awards and the related tax gross-ups and employer-paid wellness subsidies.

(8)	All other compensation earned or allocated during 2006 for each of the Named Executive Officers is as follows:

	Alfred M.	Kenneth C.	Michael P.	Michael J.
	Rankin, Jr.	Schilling	Brogan	Morecroft

Employer Qualified Matching Contributions	$5,500	$5,500	$6,500	$0
Employer Nonqualified Matching Contributions	$54,373	$2,915	$16,109	$0
Employer Qualified Profit Sharing Contributions	$0	$22,159	$18,490	$22,400
Employer Nonqualified Profit Sharing Contributions	$404,901	$14,524	$55,496	$123,712
Other Qualified Employer Retirement Contributions	$0	$0	$0	$6,600
Other Nonqualified Employer Retirement Contributions	$55,874	$0	$0	$8,580
Employer Paid Life Insurance Premiums	$17,244	$3,880	$3,528	$0
Perquisites and Other Personal Benefits	$31,588	$0	$0	$0
Other	$1,550	$775	$1,550	$8,364

Total	$571,030	$49,753	$101,673	$169,656

The Company does not provide Mr. Rankin with any defined benefit pension benefits. Of the $571,030 in other compensation shown above for Mr. Rankin, $520,648 represents defined contribution retirement benefits earned in 2006. These benefits combined with the $995,961 in earnings for 2006 provided Mr. Rankin with total retirement benefits of $1,516,609 for 2006.

The $31,588 listed for Mr. Rankin’s perquisites and other personal benefits is the aggregate incremental cost to the Company of his personal use of the corporate aircraft to attend board meetings of other non-related for-profit companies. This amount was calculated using the same methodology described in note (7) above.

Amounts listed in the “Other” row for 2006 include the annual employer-paid premiums paid for personal excess liability insurance and executive travel accident insurance, employer “flex credits,” non-discriminatory service awards and tax gross-ups on non-discriminatory benefits.

(9)	The amounts listed for 2007 and 2006 include cash payments under the NMHG Short-Term Plan for 2007 and 2006 of $396,373 and $229,252, respectively. For 2007, this amount also includes $645,416 which is the dollar value of the award to Mr. Brogan for NMHG’s performance during 2007 under the Frozen NMHG Long-Term Plan. For 2006, this amount also includes $414,327 which is the dollar value of the book value units awarded to Mr. Brogan for NMHG’s performance during 2006 under the Frozen NMHG Long-Term Plan.

(10)	The amounts listed for 2007 and 2006 include cash payments under the HBB Short-Term Plan for 2007 and 2006 of $269,852 and $383,962, respectively. For 2007, this amount also includes $564,936 which is the dollar value of the award to Dr. Morecroft for HBB’s performance during 2007 under the Frozen HBB Long-Term Plan. For 2006, this amount also includes $638,568 which is the dollar value of the book value units awarded to Dr. Morecroft for HBB’s performance during 2006 under the Frozen HBB Long-Term Plan.

(11)	Mr. Wilson was not one of the Company’s Named Executive Officers in 2006.

(12)	The amount listed for 2007 includes a cash payment under the NMHG Short-Term Plan for 2007 of $234,447. This amount also includes $349,823 which is the dollar value of the award to Mr. Wilson for NMHG’s performance during 2007 under the Frozen NMHG Long-Term Plan.

Grants of Plan-Based Awards

The following table sets forth information concerning awards granted to the Named Executive Officers for fiscal year 2007, and estimated payouts in the future, under the incentive compensation plans of the Company and its principal subsidiaries.

GRANTS OF PLAN-BASED AWARDS
For Fiscal Year Ended December 31, 2007

			Estimated Future or Possible						Grant Date
			Payouts Under Non-Equity			Estimated Future or Possible Payouts			Fair Value
			Incentive Plan Awards			Under Equity Incentive Plan Awards			of Stock
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	Awards(1)
Name	Date	Plan Name	($)	($)	($)	($)	($)	($)	($)

Alfred M. Rankin, Jr.	N/A	NACCO Short-Term Plan(2)	$0	$458,730	$688,095	$0	$0	$0	N/A
	N/A	NACCO Supplemental Short-Term Plan(2)	$0	$305,820	$458,730	$0	$0	$0	N/A
	2/12/08	NACCO Long-Term Plan(3)	$0	$700,944	$1,051,415	$0	$989,822	$1,484,783	$907,677
	2/12/08	NACCO Long-Term Plan(4)	$0	$0	$233,590	$0	$0	$329,874	$0
Kenneth C. Schilling	N/A	NACCO Short-Term Plan(2)	$0	$53,880	$80,820	$0	$0	$0	N/A
	N/A	NACCO Supplemental Short-Term Plan(2)	$0	$35,920	$53,880	$0	$0	$0	N/A
	2/12/08	NACCO Long-Term Plan(3)	$0	$27,109	$40,663	$0	$38,281	$57,421	$35,091
	2/12/08	NACCO Long-Term Plan(4)	$0	$0	$13,891	$0	$0	$19,539	$0
Michael P. Brogan	N/A	NMHG Short-Term Plan(2)	$0	$388,220	$582,330	$0	$0	$0	N/A
	N/A	Frozen NMHG Long-Term Plan(5)	$0	$693,250	$1,039,875	$0	$0	$0	N/A
Michael J. Morecroft	N/A	HBB Short-Term Plan(2)	$0	$298,080	$447,120	$0	$0	$0	N/A
	N/A	Frozen HBB Long-Term Plan(6)	$0	$521,640	$782,460	$0	$0	$0	N/A
Colin Wilson	N/A	NMHG Short-Term Plan(2)	$0	$229,625	$344,438	$0	$0	$0	N/A
	N/A	Frozen NMHG Long-Term Plan(7)	$0	$375,750	$563,625	$0	$0	$0	N/A

(1)	Amounts in this column reflect the grant date fair value of shares of Class A Common that were granted and paid to Named Executive Officers of the Company for base period awards for the 2007 performance period under the NACCO Long-Term Plan, determined pursuant to SFAS No. 123R. The grant date fair value under SFAS No. 123R is the same as the compensation cost shown in the Summary Compensation Table on page 40. The fair market value of the base period awards that were actually received by the Named Executive Officers is disclosed in the Stock Vested Table on page 46. While participants in the NACCO Long-Term Plan also may receive consistent performance award payouts for the 2007 through 2011 performance period, the grant date fair value of that potential award opportunity under SFAS No. 123R is zero. The outstanding potential consistent performance award payouts are reflected on the Outstanding Equity Awards Table on page 45.

(2)	Awards under the short-term incentive compensation plans of the Company and its subsidiaries are based on a one-year performance period that consists solely of the 2007 calendar year. The awards are paid out, in cash, as soon as practicable after they are calculated and approved by the Compensation Committee. Therefore, there is no post-2007 payout opportunity under any of these plans. The amounts disclosed in this table are the target and maximum awards that were initially communicated to the executives in early 2007. The amount that the executives actually received, after the final payout was calculated based on the actual performance compared to the pre-established performance goals, is disclosed in the footnotes to the Summary Compensation Table.

(3)	These amounts reflect the base period awards under the NACCO Long-Term Plan. Base period awards under the NACCO Long-Term Plan are based on a one-year performance period that consists solely of the 2007 calendar year. The awards are paid, partially in stock and partially in cash, as soon as practicable after they are calculated and approved by the Compensation Committee. Therefore, there is no post-2007 payout opportunity for a base period award under the NACCO Long-Term Plan. The amounts disclosed in this table are the dollar values of the target and maximum awards that were initially communicated to the executives in early 2007. 35% of those amounts, reflecting the cash portion of the payments, is listed under the Estimated Future or Possible Payouts Under Non-Equity Incentive Plan Awards column of this table. The remaining 65% of those amounts, reflecting the stock portion of the payments, is listed under the Estimated Future or Possible Payouts Under Equity Incentive Plan Awards column of this table. To determine the number of shares that are actually issued, the stock portion of the dollar value of the base period award is divided by the average closing price of shares of Class A Common on the New York Stock Exchange at the end of each week during the relevant period specified in the NACCO Long-Term Plan in the Compensation Discussion and Analysis on page 30. The number of shares of Class A Common that the Named Executive Officers actually received, after the final award was calculated based on the Company’s actual ROTCE performance compared to the pre-established ROTCE performance target, is disclosed in the Stock Vested Table on page 46.

(4)	These amounts reflect the maximum consistent performance award payouts that may be paid under the NACCO Long-Term Plan for the five-year performance period from 2007-2011. If the average consolidated ROTCE performance target for the five-year performance period is exceeded, the consistent performance award payouts will be paid, 65% in stock and 35% in cash, as soon as practicable after the end of the performance period, when they are calculated and approved by the Compensation Committee. There can be no assurance that the amounts shown will ever be realized. As previously indicated, no consistent performance award payouts have been paid under the NACCO Long-Term Plan since 2001. Refer to the Outstanding Equity Awards Table on page 45 for a detailed description of the valuation methodology for the consistent performance awards.

(5)	These amounts reflect the dollar value of Mr. Brogan’s target and maximum award for the 2007 performance period under the Frozen NMHG Long-Term Plan. The dollar value of the actual award is disclosed in note (9) to the Summary Compensation Table on page 42.

(6)	These amounts reflect the dollar value of Dr. Morecroft’s target and maximum award for the 2007 performance period under the Frozen HBB Long-Term Plan. The dollar value of the actual award is disclosed in note (10) to the Summary Compensation Table on page 42.

(7)	These amounts reflect the dollar value of Mr. Wilson’s target and maximum award for the 2007 performance period under the Frozen NMHG Long-Term Plan. The dollar value of the actual award is disclosed in note (12) to the Summary Compensation Table on page 42.

Description of Material Factors Relating to the Summary Compensation Table and Grants of Plan-Based Awards Table

None of the Named Executive Officers is a party to any written or unwritten employment agreement or arrangement.

The compensation of the Named Executive Officers consists of various components, including base salary, which includes a fixed dollar amount of cash in lieu of perquisites, short-term cash incentives and long-term equity incentives for employees of the Company or non-equity long-term incentives for employees of the Company’s subsidiaries. The Named Executive Officers also receive various retirement benefits. Each of these components is described in detail in the Compensation Discussion and Analysis which begins on page 17. Additional details of certain components are provided below.

Equity Compensation

NACCO Long-Term Plan

Certain key management employees of the Company participate in the NACCO Long-Term Plan. As described in more detail in the Compensation Discussion and Analysis beginning on page 29, two types of awards are provided under the plan: (1) base period awards that are based on a one-year performance period and (2) consistent performance awards that are based on a five-year performance period. The only equity awards that remain outstanding at the end of the fiscal year for purposes of this table are the potential consistent performance awards, which would not vest until payment after the end of the applicable performance period. The following table includes information relating to potential consistent performance awards that were previously communicated to the Named Executive Officers and that remain outstanding for purposes of this table at the end of 2007:

OUTSTANDING EQUITY AWARDS
At Fiscal Year Ended December 31, 2007

					Equity Incentive
			Equity Incentive		Plan Awards: Market
			Plan Awards: Number		or Payout Value of
		Market Value of	of Unearned Shares,		Unearned Shares,
	Number of Shares of	Shares of Stock or	Units or Other		Units or Other
	Stock or Units That	Units That Have Not	Rights That Have		Rights That Have
	Have Not Vested	Vested	Not Vested		Not Vested(1)
Name	(#)	($)	(#)		($)

Alfred M. Rankin, Jr.	0	$0		(2)	$4,020,322
Kenneth C. Schilling	0	$0		(2)	$171,009
Michael P. Brogan	0	$0	0		$0
Michael J. Morecroft	0	$0	0		$0
Colin Wilson	0	$0	0		$0

(1)	Consistent performance awards under the NACCO Long-Term Plan are payable only if the pre-established consolidated ROTCE performance target for the five-year performance period is exceeded. The amounts shown in this column reflect the total dollar amount of the maximum consistent performance award payouts that may be paid for the 2004-2008, 2005-2009, 2006-2010 and 2007-2011 performance periods. There can be no assurance that the amounts shown in this table will ever be realized. The consolidated ROTCE performance target for the 2003-2007 performance period was not exceeded. Therefore, no consistent performance award payouts were paid with respect to the 2003-2007 performance period.

(2)	If the consolidated ROTCE performance target is exceeded at the end of the five-year period, approximately 35% of the dollar denominated award is paid in cash. Because the remaining amount is paid in the form of shares of Class A Common and the number of shares is determined by dividing that amount by the average of the closing price on each Friday during the fifth year of the performance period, which has not yet occurred, the number of shares that may be distributed cannot be calculated.

Base period awards under the NACCO Long-Term Plan are also paid partially in cash and partially in the form of fully vested shares of Class A Common. While the stock is fully vested at the time of grant, it is subject to transfer restrictions for a period of ten years from the date of grant. Refer to the Compensation Discussion and Analysis beginning on page 30 for a description of the transfer restrictions applicable to the shares of Class A Common issued under the NACCO Long-Term Plan. The following table reflects the actual vested base period awards that were granted and paid for 2007:

STOCK VESTED
As of Fiscal Year Ended December 31, 2007

	Number of Shares
	Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)

Alfred M. Rankin, Jr.	9,185	$907,065
Kenneth C. Schilling	355	$35,058
Michael P. Brogan	0	$0
Michael J. Morecroft	0	$0
Colin Wilson	0	$0

Stock Options

The Company did not grant any stock options under the Company’s 1975 Stock Option Plan or 1981 Stock Option Plan during the fiscal year ended December 31, 2007 to any person, including the Named Executive Officers. The Company has not granted stock options since 1989 in the belief that the likely value realized is unclear both in amount and in its relationship to performance. At December 31, 2007, there were no outstanding options to purchase shares of Class A Common or Class B Common.

Severance and Change in Control Arrangements

Prior to 2008, there were no written or unwritten arrangements that provide for payments at, following or in connection with the resignation, severance, retirement or other termination of any Named Executive Officer, a change in responsibilities or a change in control of the Company or any of its subsidiaries. However, upon a Named Executive Officer’s termination of employment with the Company or one of its subsidiaries for any reason, the Named Executive Officer (and all other employees) are entitled to:

•	amounts or benefits earned or accrued during their term of employment, including earned but unpaid salary and unused vacation pay;

•	severance pay and continuation of certain health benefits provided under severance pay plans that are generally available to all salaried employees of the Company and its subsidiaries; and

•	benefits that are provided under the retirement plans, incentive compensation plans and nonqualified deferred compensation plans at termination of employment that are described under “— Compensation Discussion and Analysis” beginning on page 17.

None of these benefits are currently increased, accelerated or changed in any way on account of any resignation, retirement or other termination of employment of the Named Executive Officer or any change in control.

Beginning in 2008, change in control provisions were added to certain long-term incentive compensation and non-qualified defined contribution retirement plans, as discussed under “— Executive Compensation Program for 2008” beginning on page 38.

Nonqualified Deferred Compensation Benefits

The following table sets forth information concerning benefits earned by, and paid to, the Named Executive Officers under the nonqualified defined contribution, deferred compensation plans of the Company and its subsidiaries.

NONQUALIFIED DEFERRED COMPENSATION
For Fiscal Year Ended December 31, 2007

							Aggregate
	Nonqualified	Executive		Registrant		Aggregate	Withdrawals/	Aggregate
	Deferred	Contributions		Contributions		Earnings	Distributions	Balance
	Compensation	in 2007		in 2007		in 2007(1)	in 2007	at 12/31/07
Name	Plan	($)		($)		($)	($)	($)

Alfred M. Rankin, Jr.	NACCO Unfunded Plan	$116,626	(2)	$41,563	(3)	$386,537	$0	$4,106,716	(4)
	Rankin Retirement Plan	$0		$371,042	(3)	$781,107	$0	$8,593,444	(5)
Kenneth C. Schilling	NACCO Unfunded Plan	$18,974	(2)	$17,574	(3)	$34,685	$0	$456,581	(6)
Michael P. Brogan	NMHG Unfunded Plan	$76,824	(2)	$90,798	(3)	$64,269	$0	$1,026,693	(7)
	Frozen NMHG Long-Term Plan	$0		$645,416	(8)	$0	$0	$1,577,811	(9)
Michael J. Morecroft	HBB Unfunded Plan	$120,571	(2)	$128,979	(3)	$136,704	$0	$1,966,519	(10)
	Frozen HBB Long-Term Plan	$0		$564,936	(11)	$0	$0	$3,149,847	(12)
Colin Wilson	NMHG Unfunded Plan	$71,868	(2)	$63,790	(3)	$82,579	$0	$1,314,602	(13)
	Frozen NMHG Long-Term Plan	$0		$349,823	(14)	$0	$0	$1,117,558	(15)

(1)	The above-market earnings portion of the amounts shown in this column is also reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column and described in the footnotes of the Summary Compensation Table.

(2)	These amounts, which were otherwise payable in 2007 but were deferred at the election of the executives, are also included in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(3)	These amounts are also reflected in the “All Other Compensation” column of the Summary Compensation Table and specifically identified in note (7) to the Summary Compensation Table.

(4)	The account balance under the NACCO Industries, Inc. Unfunded Benefit Plan, which is referred to as the NACCO Unfunded Plan, includes all employer and employee contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of Mr. Rankin’s December 31, 2007 account balance, $348,987 is currently reported as salary, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table. In addition, $2,335,957 of the account balance was previously reported in prior Summary Compensation Tables.

(5)	The account balance under the Retirement Benefit Plan for Alfred M. Rankin, Jr., which is referred to as the Rankin Retirement Plan, includes all employer contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of Mr. Rankin’s December 31, 2007 account balance, $756,605 is currently reported as nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table. In addition, $4,824,402 of the account balance was previously reported in prior Summary Compensation Tables.

(6)	The account balance includes all employer and employee contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of Mr. Schilling’s December 31, 2007 account balance, $51,211 is currently reported as salary, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table. In addition, $47,123 of the account balance was previously reported in prior Summary Compensation Tables.

(7)	Mr. Brogan is a participant in the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan, which is referred to as the NMHG Unfunded Plan. The account balance includes all employer and employee contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table for 2007. Of Mr. Brogan’s December 31, 2007 account balance, $188,267 is currently reported as salary, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table. In addition, $325,526 of the account balance was previously reported in prior Summary Compensation Tables.

(8)	During 2007, Mr. Brogan was a participant in the Frozen NMHG Long-Term Plan. This amount reflects the value of the award Mr. Brogan received under the plan for 2007 performance, which award is also reflected in both the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and in the Grants of Plan-Based Awards Table. This award has a grant date of January 1, 2008 and a maturity date of January 1, 2011.

(9)	This amount reflects the value of all of Mr. Brogan’s awards that remain outstanding under the Frozen NMHG Long-Term Plan.

(10)	Dr. Morecroft is a participant in the Hamilton Beach Brands, Inc. Unfunded Benefit Plan, which is referred to as the HBB Unfunded Plan. The account balance includes all employer and employee contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table for 2007. Of Dr. Morecroft’s December 31, 2007 account balance, $304,179 is currently reported as salary, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table. In addition, $1,238,250 of the account balance was previously reported in prior Summary Compensation Tables.

(11)	During 2007, Dr. Morecroft was a participant in the Frozen HBB Long-Term Plan. This amount reflects the value of the award Dr. Morecroft received under the plan for 2007 performance, which award is also reflected in both the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and in the Grants of Plan-Based Awards Table. This award has a grant date of January 1, 2008 and a maturity date of January 1, 2013.

(12)	This amount reflects the value of all of Dr. Morecroft’s awards that remain outstanding under the Frozen HBB Long-Term Plan.

(13)	Mr. Wilson is a participant in the NMHG Unfunded Plan. The account balance includes all employer and employee contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table for 2007. Of Mr. Wilson’s December 31, 2007 account balance, $159,168 is currently reported as salary, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table.

(14)	During 2007, Mr. Wilson was a participant in the Frozen NMHG Long-Term Plan. This amount reflects the value of the award Mr. Wilson received under the plan for 2007 performance, which award is also reflected in both the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and in the Grants of Plan-Based Awards Table. This award has a grant date of January 1, 2008 and a maturity date of January 1, 2011.

(15)	This amount reflects the value of all of Mr. Wilson’s awards that remain outstanding under the Frozen NMHG Long-Term Plan.

General Description of Nonqualified Deferred Compensation Plans

Refer to the “Retirement Plans” portion of the Compensation Discussion and Analysis beginning on page 33 for a detailed discussion of the terms of the nonqualified deferred compensation plans of the Company and its subsidiaries.

Specific Nonqualified Deferred Compensation Plan Rules

The following is a summary of special rules that apply under each nonqualified deferred compensation plan.

Rankin Retirement Plan

In addition to the restoration profit sharing benefits described in the Compensation Discussion and Analysis, the Rankin Retirement Plan also provides a transitional benefit. The transitional benefit is a specified dollar amount that is credited annually to Mr. Rankin’s account. The amount of the benefit was $34,900 in 1994 and is increased each year by 4% over the amount contributed for the prior year. For 2007, the amount of the transitional benefit was $58,109.

NMHG Unfunded Plan

From August 1, 1999 through September 20, 2002, Mr. Brogan was not eligible to participate in a qualified 401(k) plan. Instead, he deferred a portion of his salary and bonus under the NMHG Unfunded Plan. Effective October 1, 2002, Mr. Brogan became a participant in the qualified 401(k) plan and became eligible for excess 401(k), excess matching and excess profit sharing benefits under the NMHG Unfunded Plan.

From January 1, 2000 through May 31, 2000, Mr. Wilson was not eligible to participate in a qualified 401(k) plan. Instead, he deferred a portion of his salary and bonus under the NMHG Unfunded Plan. Effective June 1, 2000, Mr. Wilson became a participant in the qualified 401(k) plan and became eligible for excess 401(k), excess matching and excess profit sharing benefits under the NMHG Unfunded Plan.

HBB Unfunded Plan

Effective January 1, 2005, the frozen excess matching portion of the HBB Unfunded Plan was replaced with an excess retirement portion. Eligible employees receive a contribution from HBB equal to 3% of compensation, less the amount that is permitted to be contributed under the qualified HBB plan under IRS regulations.

Defined Benefit Pension Plans

The following table sets forth information concerning defined benefit pension benefits earned by, and paid to, the Named Executive Officers under the qualified and nonqualified pension plans of the Company and its subsidiaries.

PENSION BENEFITS
As of Fiscal Year Ended December 31, 2007

		Number		Present Value of		Payments
		of Years		Accumulated		During Last
		Credited Service		Benefit		Fiscal Year
Name	Plan Name	(#)		($)		($)

Alfred M. Rankin, Jr.	N/A(1)	N/A		N/A		N/A
Kenneth C. Schilling	The Combined Plan	2.1	(2)	$18,716		$0
Michael P. Brogan	The UK Plan	15.1	(3)	$934,519	(4)	$0
	The UK Excess Plan	18.25	(3)	$147,596		$0
Michael J. Morecroft	The Combined Plan	5.0	(5)	$115,679		$0
	The HBB Unfunded Plan	5.0	(5)	$23,126		$0
Colin Wilson	The UK Plan	6.6	(6)	$261,585	(4)	$0

(1)	Mr. Rankin does not participate in any defined benefit pension plans of the Company or its subsidiaries.

(2)	For Mr. Schilling, the number of years of credited service taken into account to determine pension benefits was frozen as of December 31, 1993.

(3)	For Mr. Brogan, the number of years of credited service taken into account to determine pension benefits under the statutorily-approved pension plan for UK employees, which is referred to as the UK Plan, was frozen as of October 1, 2002 and the number of years of credited service taken into account to determine pension benefits under a nonqualified U.S. plan for Mr. Brogan, which is referred to as the UK Excess Plan, was frozen as of December 31, 2005.

(4)	Although the benefit under the UK Plan is actually calculated in British pounds, the amounts shown in this table are stated in U.S. dollars at a conversion rate of 2.0184 U.S. dollars = 1 British pound (the average exchange rate for the month of September 2007).

(5)	For Dr. Morecroft, the number of years of credited service taken into account to determine pension benefits was frozen as of December 31, 1996.

(6)	For Mr. Wilson, the number of years of credited service taken into account to determine pension benefits under the UK Plan was frozen as of May 31, 1995.

All Pension Plans

The Company and its subsidiaries no longer provide defined benefit pension benefits for most employees, other than:

•	certain non-executive employees of the project mining subsidiaries of The North American Coal Corporation, which is referred to as North American Coal;

•	collectively bargained employees of NMHG in the U.S.;

•	employees of NMHG in the U.K. who were hired before 1994;

•	non-collectively bargained employees of the Canadian subsidiary of HBB who were hired before April 1, 2007; and

•	collectively bargained employees of the Canadian subsidiary of HBB.

The pension benefits of all other employees were frozen at various times from 1993 to 2004. Certain groups of employees currently receive COLAs on their frozen pension benefits. The COLAs for U.S. employees end at termination of employment (or, if earlier, when the applicable plan is amended or terminated).

Pensions under the U.S. plans are based on the executives’ earnings, which generally include only base salary and annual incentive compensation payments and which exclude all other forms of compensation, including severance payments, relocation allowances and other similar fringe benefits.

Pension benefits under most of the plans are 100% vested after 5 years of service. However, cash balance benefits provided to certain U.S. NMHG and HBB employees became 100% vested in 2007, benefits under the UK Plan vest after 2 years of service and benefits under the nonqualified pension plan for U.S. employees of the Company, which is referred to as the SERP, and the UK Excess Plan are immediately 100% vested.

The normal form of payment under all U.S. plans is a single life annuity for unmarried participants and a 50% or 75% joint and survivor annuity for married participants. Other forms of annuity payments are also available. If a participant elects a joint and survivor annuity form of benefit, the amount of the benefit is reduced to reflect the survivorship protection. Lump sum benefit payments are available for:

•	cash balance benefits offered by NMHG and HBB;

•	a frozen prior plan benefit offered to certain employees of NMHG; and

•	benefits under the UK Plan and the UK Excess Plan.

Lump sum benefits are calculated using legally or contractually required interest rates and mortality assumptions.

The amounts shown above were determined as of September 30, 2007, which is the measurement date for pension benefits that is used in the Company’s financial statements. In determining the present value of the pension benefits for the U.S. plans and the UK Excess Plan in the Pension Table shown above, the following material assumptions were used:

•	a discount rate of 6.25%;

•	the RP2000 mortality table with mortality improvement projected to 2015 and no collar adjustment; and

•	assumed retirement age of 65 with no pre-retirement decrement.

In determining the present value of the pension benefits for the UK Plan, the following material assumptions were used:

•	a discount rate of 5.90%;

•	the PA00 series mortality table, year of use 2007, medium cohort, with a two year age rating;

•	an annual inflation rate of 3.35%; and

•	assumed retirement age of 65 with no pre-retirement decrement.

Company Pension Plans

Effective December 31, 1993, pension accruals for all employees of the Company were frozen. Therefore, any compensation or service earned after December 31, 1993 is not taken into account for purposes of computing pension benefits for Company employees. Some employees of the Company (other than Mr. Rankin) were participants in the qualified Combined Defined Benefit Plan of NACCO Industries, Inc. and its Subsidiaries, which is referred to as the Combined Plan. Some highly compensated employees were also participants in the SERP. The SERP provides the pension benefits that the highly compensated employees would have received under the Combined Plan, absent applicable IRS limits. Benefits that were accrued under the Combined Plan and the SERP as of December 31, 1993 are currently subject to an annual 4% per year COLA.

Pension benefits for Company employees under the Combined Plan and the SERP are generally computed under the following formula: 1.1% of so-called “final average pay” multiplied by years of credited service as of the applicable freeze date (not in excess of 30 years). Additional benefits are paid for earnings in excess of so-called “covered compensation” taken into account for Federal Social Security purposes. “Final average pay” is based on the average annual earnings for the highest five consecutive years during the last ten years prior to the applicable freeze date.

Subsidized early retirement benefits are available to participants who terminate employment at or after age 55 with at least ten years of vesting service. Mr. Schilling is not yet eligible for early retirement benefits.

NMHG Pension Plans

Mr. Brogan was a participant in the UK Plan for periods prior to October 1, 2002 and Mr. Wilson was a participant in the UK Plan for periods prior to May 31, 1995. Pension benefits under their category of membership in the UK Plan are generally computed under the following formula: 1/45th of “final average pay” multiplied by years of credited service before June 30, 2004 plus 1/60th of “final average pay” multiplied by years of credited service after June 30, 2004. For computing pension benefits under the UK Plan, “final average pay” is based on the highest annual average of pay in any period of three consecutive years in the ten years immediately preceding retirement (or, the ten years immediately preceding October 1, 2002 in Mr. Brogan’s case and the ten years immediately preceding May 31, 1995 in Mr. Wilson’s case). For purposes of the UK Plan, “pay” is generally a participant’s annual salary excluding bonuses, commissions, overtime payments and shift allowances less a UK based national insurance contributions deduction.

Early retirement benefits under the UK Plan for deferred participants such as Mr. Brogan and Mr. Wilson are available to participants on request at or after age 50 (age 55, effective April, 2010). However, trustee consent is required if the participant is under age 60. Benefits are reduced for early commencement. The current early retirement reduction is 5.7% for each year that the pension commencement date precedes age 65 (age 60 for benefits earned during the period from May 17, 1990 through October 1, 1994). However, these factors may be recalculated from time to time and are not guaranteed. Mr. Brogan is eligible for reduced early retirement benefits under the UK Plan, with trustee consent. Mr. Wilson is not yet eligible for early retirement benefits.

For periods on and after October 1, 2002, Mr. Brogan became a participant in the UK Excess Plan. Effective December 31, 2005, benefit accruals under the UK Excess Plan were permanently frozen. Therefore, any compensation or service earned after December 31, 2005 will not be taken into account for purposes of computing Mr. Brogan’s pension benefits under the UK Excess Plan. Mr. Brogan’s pension benefit under the UK Excess Plan is equal to the benefit that would have been payable under the UK Plan had Mr. Brogan continued to participate in such Plan until December 31, 2005, reduced by the actual UK Plan benefit and the actuarial equivalent of certain of the U.S. retirement benefits provided under the NMHG qualified 401(k) plan and the NMHG Unfunded Plan.

The benefits under the UK Excess Plan are automatically paid in the form of a monthly annuity, commencing at Mr. Brogan’s termination of employment for amounts accrued before January 1, 2005 (and six months after termination for amounts accrued thereafter). Alternatively, Mr. Brogan may elect a lump sum payment (less a 10% penalty) for amounts that had accrued as of January 1, 2005.

Mr. Wilson is not a participant in the UK Excess Plan.

HBB Pension Plans

Dr. Morecroft participated in the Combined Plan under a cash balance benefit formula for the period from January 1, 1992 to December 31, 1996. He also received excess cash balance benefits under the HBB Unfunded Plan which provided benefits using the same formula, but in excess of the amount permitted under applicable IRS limits. HBB credited an amount to a notional account for each covered employee under the plans based on a formula that took into account the employee’s age, earnings and HBB’s profits. Effective as of December 31, 1996, the cash balance portions of the plans were permanently frozen for all participants.

The frozen notional account balances are currently credited with interest equal to 1% above the one-year Treasury constant maturity yield with a minimum of 5% and a maximum of 12% until benefit commencement. Dr. Morecroft can receive payment of his cash balance account under the Combined Plan at any time following his termination of employment. The HBB Unfunded Plan was amended in 2007 to require the payment of Dr. Morecroft’s excess cash balance benefits under the HBB Unfunded Plan during the first quarter of 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based upon its review of the copies of Section 16(a) forms received by the Company, and upon written representations from reporting persons concerning the necessity of filing a Form 5 Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 2007, all filing requirements applicable for reporting persons were met, except as follows:

David F. Taplin filed a report on Form 5 which identified three transactions that should have been reported earlier on a Form 4; Beatrice B. Taplin filed a report on Form 5 which identified five transactions that should have been reported earlier on a Form 4; Charles A. Bittenbender filed a late Form 5 which identified a transaction that should have been reported earlier on a Form 5; and Mary D. Maloney filed a report on Form 3 which should have been filed earlier.

2.	Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)

The NMHG Compensation Committee wishes to obtain the federal income tax deductibility for the long-term compensation that is paid to the key management employees of NMHG. Accordingly, subject to stockholder approval, the NMHG Compensation Committee has adopted the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), which is referred to as the NMHG Long-Term Plan, which is designed to obtain the deductibility of the long-term incentive compensation awards that may be made thereunder for 2008 and in future years to key management employees of NMHG. Stockholder approval of the NMHG Long-Term Plan is therefore required in order to comply with the requirements under Section 162(m) of the Internal Revenue Code.

The NMHG Long-Term Plan is intended to provide the same compensation benefits to its participants that were provided under the Frozen NMHG Long-Term Plan that was in existence through December 31, 2007. Under both plans, the NMHG Compensation Committee adopts a target performance level at the beginning of each performance period for NMHG’s ROTCE. The ROTCE performance target is wholly within the NMHG Compensation Committee’s discretion and is set at a level determined to be an appropriate stockholder protection rate of return after consideration of the forecasts of NMHG’s future operating results for the next several years and anticipated changes in the industry and business that affect ROTCE. Target awards for key management employees are established as a specified percentage of each employee’s salary midpoint based on the number of Hay points assigned to the employee’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. Final awards for each participant are calculated based on NMHG’s actual ROTCE performance compared to the ROTCE performance target for the performance period. Under the NMHG Long-Term Plan, the same methodology that was used under the NMHG Frozen Long-Term Plan will be used to establish the ROTCE performance target and the target and final awards for the participants in the plan. A copy of the NMHG Long-Term Plan is attached hereto as Appendix A. The following summary of the NMHG Long-Term Plan is qualified in its entirety by reference thereto.

Purpose.  The purpose of the NMHG Long-Term Plan is to further the long-term profits and growth of NMHG by enabling it to attract and retain key management employees of NMHG by offering the opportunity to earn long-term incentive to those key management employees who will be in a position to make significant contributions to such profits and growth, while at the same time preserving the deductibility of the long-term incentive compensation awards that may be made under the NMHG Long-Term Plan for 2008 and future years to such employees.

Administration and Eligibility.  The NMHG Long-Term Plan is administered by the NMHG Compensation Committee. Employees of NMHG, including directors of NMHG who are also employees of NMHG, who in the judgment of the NMHG Compensation Committee occupy key management positions within NMHG, are eligible to participate in the NMHG Long-Term Plan. As of March 20, 2008, there are 167 individuals who participate in the NMHG Long-Term Plan. The Compensation Committee will identify NMHG Long-Term Plan participants for each performance period prior to the 90th day of each performance period.

Awards.  For each performance period, the NMHG Compensation Committee establishes a target level of incentive opportunity for each participant, stated as a percentage of the participant’s salary midpoint. In addition, threshold and maximum award levels will be established. The threshold award level represents the minimum amount of incentive award that would be paid to a participant, which may be zero if actual performance falls below the minimum target performance level. The maximum award level represents the maximum amount of incentive award that may be paid to a participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the NMHG Long-Term Plan for any performance period exceeding $2,250,000 ($4,000,000 with interest credited as described below).

Final awards under the NMHG Long-Term Plan for each participant are calculated based on NMHG’s actual ROTCE performance over the performance period compared to the ROTCE performance target established by the Compensation Committee not later than the 90th day of the performance period on which the award is based. The NMHG Compensation Committee must certify that the performance thresholds and any other material terms were met or exceeded prior to payment of any final award. However, the NMHG Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant (except with respect to awards for the Named Executive Officers, which may only be decreased). Awards generally cannot exceed 150% of the target award.

Notwithstanding the foregoing, in the event of a change in control, participants will be entitled to receive a pro-rata award for the year, in an amount equal to the target award for the year, pro-rated to reflect the period of time the participant was employed during such year prior to the change in control.

All awards granted are immediately vested as of the grant date of the award (which is the January 1st following the end of the performance period) and, once granted, awards are not subject to any forfeiture or risk of forfeiture under any circumstances.

Once the final amount of an award is approved by the NMHG Compensation Committee, the award will be credited to a separate sub-account established for each participant. The sub-account will be credited with interest generally based on the greater of the rate earned by the Vanguard RST fixed income fund under the NMHG 401(k) plan or a ROTCE-based rate adopted by the NMHG Compensation Committee each year. Each sub-account will be paid at the earliest of death, disability, retirement, a change in control of NMHG or on the third anniversary of the grant date of the award.

Target 2008 Awards.  Final awards under the Frozen NMHG Long-Term Plan for the performance period ending December 31, 2007 with respect to the Named Executive Officers are shown in the Summary Compensation Table on page 40. Final awards under the NMHG Long-Term Plan for performance periods beginning in 2008 and thereafter (and for the performance period ending December 31, 2008) are not currently determinable. Accordingly, the following are target awards for the performance period ending December 31, 2008 for the Named Executive Officers, all executive officers of NMHG as a group, all non-executive directors of NMHG as a group and all non-executive officer employees of NMHG as a group who participate in the NMHG Long-Term Plan.

NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan

	Dollar
Name and Position	Value(s)

Alfred M. Rankin, Jr. — Chairman, President and Chief Executive Officer of the Company	$0	(1)
Kenneth C. Schilling — Vice President and Controller of the Company	$0	(1)
Michael P. Brogan — President and Chief Executive Officer of NMHG	$717,375
Michael J. Morecroft — President and Chief Executive Officer of HBB	$0	(1)
Colin Wilson — Vice President and Chief Operating Officer of NMHG	$388,890
Executive Group (11 persons)	$2,001,430
Non-Executive Director Group (0 persons)	$0	(2)
Non-Executive Officer Employee Group (156 persons)	$3,029,915

(1)	Messrs. Rankin, Schilling and Morecroft are not eligible to participate in the NMHG Long-Term Plan because they are not employees of NMHG.

(2)	Directors who are not employees of NMHG are not eligible to participate in the NMHG Long-Term Plan.

For the performance period ending December 31, 2008, the NMHG Compensation Committee has determined that participants may receive awards based upon NMHG’s ROTCE performance over the one-year period of January 1, 2008 through December 31, 2008. Any awards for this performance period will be credited to a separate sub-account established for each participant. The sub-account will be credited with interest generally based on the greater of the rate earned by the Vanguard RST fixed income fund under the NMHG 401(k) plan or a ROTCE-based rate adopted by the NMHG Compensation Committee each year. Each sub-account will be paid at the earliest of death, disability, retirement, a change in control of NMHG or on the third anniversary of the grant date of the award. Awards generally cannot exceed 150% of the target awards.

Stockholder Vote.  The NMHG Long-Term Plan will require for its approval the affirmative vote of the holders of a majority of the voting power of the Company’s stock which is present in person or by proxy, and which is actually voted, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE, THE NACCO MATERIALS HANDLING GROUP, INC. LONG-TERM INCENTIVE COMPENSATION PLAN (EFFECTIVE JANUARY 1, 2008).

It is intended that the shares represented by proxies in the enclosed form(s) will be voted for the proposal to approve the NMHG Long-Term Plan, unless contrary instructions are received. If the NMHG Long-Term Plan is not approved by the stockholders of the Company, no awards will be made under the NMHG Long-Term Plan with respect to performance periods commencing with January 1, 2008 and thereafter.

3.	Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)

The HBB Compensation Committee wishes to obtain the federal income tax deductibility for the long-term compensation that is paid to the key management employees of HBB. Accordingly, subject to stockholder approval, the HBB Compensation Committee has adopted the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), which is referred to as the HBB Long-Term Plan, which is designed to obtain the deductibility of the long-term incentive compensation awards that may be made thereunder for 2008 and in future years to key management employees of HBB. Stockholder approval of the HBB Long-Term Plan is therefore required in order to comply with the requirements under Section 162(m) of the Internal Revenue Code.

The HBB Long-Term Plan is intended to provide the same compensation benefits to its participants that are currently provided under the Frozen HBB Long-Term Plan that was in existence through December 31, 2007. Under both plans, the HBB Compensation Committee adopts a target performance level at the beginning of each performance period for HBB’s ROTCE. The ROTCE performance target is wholly within the HBB Compensation Committee’s discretion and is set at a level determined to be an appropriate stockholder protection rate of return after consideration of the forecasts of HBB’s future operating results for the next several years and anticipated changes in the industry and business that affect ROTCE. Target awards for key management employees are established as a specified percentage of each employee’s salary midpoint based on the number of Hay points assigned to the employee’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. Final awards for each participant are calculated based on HBB’s actual ROTCE performance compared to the ROTCE performance target for the performance period. Under the HBB Long-Term Plan, the same methodology that was used under the HBB Frozen Long-Term Plan will be used to establish the ROTCE performance target and the target and final awards for the participants in the plan. A copy of the HBB Long-Term Plan is attached hereto as Appendix B. The following summary of the HBB Long-Term Plan is qualified in its entirety by reference thereto.

Purpose.  The purpose of the HBB Long-Term Plan is to further the long-term profits and growth of HBB by enabling it to attract and retain key management employees of HBB by offering the opportunity to earn long-term incentive to those key management employees who will be in a position to make significant contributions to such profits and growth, while at the same time preserving the deductibility of the long-term incentive compensation awards that may be made under the HBB Long-Term Plan for 2008 and future years to such employees.

Administration and Eligibility.  The HBB Long-Term Plan is administered by the HBB Compensation Committee. Employees of HBB, including directors of HBB who are also employees of the HBB, who in the judgment of the HBB Compensation Committee occupy key management positions within HBB, are eligible to participate in the HBB Long-Term Plan. As of March 20, 2008, there are 45 individuals who participate in the HBB Long-Term Plan. The HBB Compensation Committee will identify HBB Long-Term Plan participants for each performance period prior to the 90th day of each performance period.

Awards.  For each performance period, the HBB Compensation Committee establishes a target level of incentive opportunity for each participant, stated as a percentage of the participant’s salary midpoint. In addition, threshold and maximum award levels will be established. The threshold award level represents the minimum amount of incentive award that would be paid to a participant, which may be zero if actual performance falls below the minimum target performance level. The maximum award level represents the maximum amount of incentive award that may be paid to a participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the HBB Long-Term Plan for any performance period exceeding $2,250,000 ($4,000,000 with interest credited as described below).

Final awards under the HBB Long-Term Plan for each participant are calculated based on HBB’s actual ROTCE performance over the performance period compared to the ROTCE performance target established by the HBB Compensation Committee not later than the 90th day of the performance period on which the award is based. The HBB Compensation Committee must certify that the performance thresholds and any other material terms were met or exceeded prior to payment of any final award. However, the HBB Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant (except with respect to awards for the Named Executive Officers, which may only be decreased). Awards generally cannot exceed 150% of the target award.

Notwithstanding the foregoing, in the event of a change in control, participants will be entitled to receive a pro-rata award for the year, in an amount equal to the target award for the year, pro-rated to reflect the period of time the participant was employed during such year prior to the change in control.

All awards granted are immediately vested as of the grant date of the award (which is the January 1st following the end of the performance period) and, once granted, awards are not subject to any forfeiture or risk of forfeiture under any circumstances.

Once the final amount of an award is approved by the HBB Compensation Committee, the award will be credited to a separate sub-account established for each participant. The sub-account will be credited with interest generally based on the greater of the rate earned by the Vanguard RST fixed income fund under the HBB 401(k) plan or a ROTCE-based rate adopted by the HBB Compensation Committee each year. Each sub-account will be paid at the earliest of death, disability, retirement, a change in control of HBB or on the third anniversary of the grant date of the award.

Target 2008 Awards.  Final awards under the Frozen HBB Long-Term Plan for the performance period ending December 31, 2007 with respect to the Named Executive Officers are shown in the Summary Compensation Table on page 40. Final Awards under the HBB Long-Term Plan for performance periods beginning in 2008 and thereafter (and for the performance period ending December 31, 2008) are not currently determinable. Accordingly, the following are target awards for the performance period ending December 31, 2008 for the Named Executive Officers, all executive officers of HBB as a group, all non-executive directors of HBB as a group and all non-executive officer employees of HBB as a group who participate in the HBB Long-Term Plan.

Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan

	Dollar
Name and Position	Value(s)

Alfred M. Rankin, Jr. — Chairman, President and Chief Executive Officer of the Company	$0	(1)
Kenneth C. Schilling — Vice President and Controller of the Company	$0	(1)
Michael P. Brogan — President and Chief Executive Officer of NMHG	$0	(1)
Michael J. Morecroft — President and Chief Executive Officer of HBB	$539,910
Colin Wilson — Vice President and Chief Operating Officer of NMHG	$0	(1)
Executive Group (7 persons)	$1,130,089
Non-Executive Director Group (0 persons)	$0	(2)
Non-Executive Officer Employee Group (38 persons)	$781,656

(1)	Messrs. Rankin, Schilling, Brogan and Wilson are not eligible to participate in the HBB Long-Term Plan because they are not employees of HBB.

(2)	Directors who are not employees of HBB are not eligible to participate in the HBB Long-Term Plan.

For the performance period ending December 31, 2008, the HBB Compensation Committee has determined that participants may receive awards based upon HBB’s ROTCE performance over the one-year period of January 1, 2008 through December 31, 2008. Any awards for this performance period will be credited to a separate sub-account established for each participant. The sub-account will be credited with interest generally based on the greater of the rate earned by the Vanguard RST fixed income fund under the HBB 401(k) plan or a ROTCE-based rate adopted by the HBB Compensation Committee each year. Each sub-account will be paid at the earliest of death, disability, retirement, a change in control of HBB or on the third anniversary of the grant date of the award. Awards generally cannot exceed 150% of the target awards.

Stockholder Vote.  The HBB Long-Term Plan will require for its approval the affirmative vote of the holders of a majority of the voting power of the Company’s stock which is present in person or by proxy, and which is actually voted, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE, THE HAMILTON BEACH BRANDS, INC. LONG-TERM INCENTIVE COMPENSATION PLAN (EFFECTIVE JANUARY 1, 2008).

It is intended that the shares represented by proxies in the enclosed form(s) will be voted for the proposal to approve the HBB Long-Term Plan, unless contrary instructions are received. If the HBB Long-Term Plan is not approved by the stockholders of the Company, no awards will be made under the HBB Long-Term Plan with respect to performance periods commencing with January 1, 2008 and thereafter.

4.	Confirmation of Appointment of the Independent Registered Public Accounting Firm of the Company for the Current Fiscal Year

Ernst & Young LLP has been selected by the Audit Review Committee as the principal independent registered public accounting firm of the Company and its subsidiaries for the current fiscal year. The Board of Directors recommends a vote for confirmation of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries to audit the books and accounts for the Company and its subsidiaries for the current fiscal year. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and, if a representative is in attendance, the representative will be available to answer appropriate questions.

Audit Fees

2007 — Ernst & Young LLP billed or will bill the Company $4.8 million, in the aggregate, for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and internal controls for the fiscal year ended December 31, 2007 and the reviews of the interim financial statements included in the Company’s Forms 10-Q filed during the fiscal year ended December 31, 2007, as well as for services provided in connection with statutory audits and regulatory filings with the SEC.

2006 — Ernst & Young LLP billed the Company $4.7 million, in the aggregate, for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and management’s assessment of internal controls for the fiscal year ended December 31, 2006 and the reviews of the interim financial statements included in the Company’s Forms 10-Q filed during the fiscal year ended December 31, 2006, as well as for services provided in connection with statutory audits and regulatory filings with the SEC.

Audit-Related Fees

2007 — Ernst & Young LLP billed the Company $0.2 million, in the aggregate, for assurance and related services rendered by Ernst & Young LLP in 2007, primarily related to services for accounting advisory services and audits of certain employee benefit plans.

2006 — Ernst & Young LLP billed the Company $1.0 million, in the aggregate, for assurance and related services rendered by Ernst & Young LLP in 2006, primarily related to the services for potential business acquisitions, accounting advisory services and audits of certain employee benefit plans.

Tax Fees

2007 — Ernst & Young LLP did not provide services and has not billed and will not bill the Company fees for professional tax services rendered by Ernst & Young LLP in 2007.

2006 — Ernst & Young LLP did not provide services and has not billed and will not bill the Company fees for professional tax services rendered by Ernst & Young LLP in 2006.

All Other Fees

2007 — Ernst & Young LLP did not provide services and has not billed and will not bill the Company fees for services provided by Ernst & Young LLP, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” during the fiscal year ended December 31, 2007.

2006 — Ernst & Young LLP did not provide services and has not billed and will not bill the Company fees for services provided by Ernst & Young LLP, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” during the fiscal year ended December 31, 2006.

Except as set forth above and approved by the Audit Review Committee pursuant to the Company’s pre-approval policies and procedures, no assurance or related services, tax compliance, tax advice or tax planning services were performed by the principal independent registered public accounting firm for the Company during the last two fiscal years.

Pre-Approval Policies and Procedures

Under the Company’s pre-approval policies and procedures, only audit, audit-related services and limited tax services will be performed by the Company’s principal independent registered public accounting firm. In addition, all audit, audit-related, tax and other accounting services to be performed for the Company must be pre-approved by the Company’s Audit Review Committee. In furtherance of this policy, for 2007 the Audit Review Committee authorized the Company to engage Ernst & Young LLP for specific audit and audit-related services up to specified fee levels. The Audit Review Committee has delegated to the Chairman of the Audit Review Committee and one other Audit Review Committee member the authority to approve services other than audit, review or attest services, which approvals are reported to the Audit Review Committee at its next meeting. The Company provides a summary of authorities and commitments at each general meeting of the Audit Review Committee.

The Audit Review Committee has considered whether the provision of the non-audit services to the Company by Ernst & Young LLP is compatible with maintaining its independence. In addition, as a result of the recommendation of the Audit Review Committee, the Company has adopted policies limiting the services provided by the Company’s independent registered public accounting firm that are not audit or audit-related services.

PROCEDURES FOR SUBMISSION AND CONSIDERATION OF DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee will consider stockholder recommendations for nominees for election to the Board of Directors if such recommendations are in writing and set forth the information listed below. Such recommendations must be submitted to NACCO Industries, Inc., 5875 Landerbrook Drive, Cleveland, Ohio 44124-4017, Attention: Secretary, and must be received at the Company’s executive offices on or before December 31 of each year in anticipation of the following year’s annual meeting of stockholders. All stockholder recommendations for director nominees must set forth the following information:

1.	The name and address of the stockholder recommending the candidate for consideration as such information appears on the records of the Company, the telephone number where such stockholder can be reached during normal business hours, the number of shares of Class A Common and Class B Common owned by such stockholder and the length of time such shares have been owned by the stockholder; if such person is not a stockholder of record or if such shares are owned by an entity, reasonable evidence of such person’s beneficial ownership of such shares or such person’s authority to act on behalf of such entity;

2.	Complete information as to the identity and qualifications of the proposed nominee, including the full legal name, age, business and residence addresses and telephone numbers and other contact information, and the principal occupation and employment of the candidate recommended for consideration, including his or her occupation for at least the past five years, with a reasonably detailed description of the background, education, professional affiliations and business and other relevant experience (including directorships, employments and civic activities) and qualifications of the candidate;

3.	The reasons why, in the opinion of the recommending stockholder, the proposed nominee is qualified and suited to be a director of the Company;

4.	The disclosure of any relationship of the candidate being recommended with the Company or any of its subsidiaries or affiliates, whether direct or indirect;

5.	A description of all relationships, arrangements and understandings between the proposing stockholder and the candidate and any other person(s) (naming such person(s)) pursuant to which the candidate is being proposed or would serve as a director, if elected; and

6.	A written acknowledgement by the candidate being recommended that he or she has consented to being considered as a candidate, has consented to the Company’s undertaking of an investigation into that individual’s background, education, experience and other qualifications in the event that the Nominating and Corporate Governance Committee desires to do so, has consented to be named in the Company’s proxy statement and has consented to serve as a director of the Company, if elected.

There are no specific qualifications or specific qualities or skills that are necessary for directors of the Company to possess. In evaluating director nominees, the Nominating and Corporate Governance Committee will consider such factors as it deems appropriate, and other factors identified from time to time by the Board of Directors. The Nominating and Corporate Governance Committee will consider the entirety of each proposed director nominee’s credentials. As a general matter, the Nominating and Corporate Governance Committee will consider factors such as judgment, skill, integrity, independence, possible conflicts of interest, experience with businesses and other organizations of comparable size or character, the interplay of the candidate’s experience and approach to addressing business issues with the experience and approach of incumbent members of the Board of Directors and other new director candidates. The Nominating and Corporate Governance Committee’s goal in selecting directors for nomination to the Board of Directors is generally to seek a well-balanced membership that combines a variety of experience, skill and intellect in order to enable the Company to pursue its strategic objectives.

The Nominating and Corporate Governance Committee will consider all information provided to it that is relevant to a candidate’s nomination as a director of the Company. Following such consideration, the Nominating and Corporate Governance Committee may seek additional information regarding, and may request an interview with, any candidate who it wishes to continue to consider. Based upon all information available to it and any interviews it may have conducted, the Nominating and Corporate Governance Committee will meet to determine whether to recommend the candidate to the Board of Directors. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders on the same basis as candidates from other sources.

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for directors. The Nominating and Corporate Governance Committee regularly reviews the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates. Candidates may be recommended by current members of the Board of Directors, third-party search firms or stockholders. No search firm was retained by the Nominating and Corporate Governance Committee during the past fiscal year. The Nominating and Corporate Governance Committee generally does not consider recommendations for director nominees submitted by individuals who are not affiliated with the Company. In order to preserve its impartiality, the Nominating and Corporate Governance Committee may not consider a recommendation that is not submitted in accordance with the procedures set forth above.

SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be eligible for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s next annual meeting must be received at the Company’s executive offices on or before November 20, 2008. Such proposals must be addressed to the Company, 5875 Landerbrook Drive, Cleveland, Ohio 44124-4017, Attention: Secretary. Any stockholder intending to propose any matter at the next annual meeting but not intending for the Company to include the matter in its proxy statement and proxy related to the next annual meeting must notify the Company on or after December 20, 2008 but on or before January 19, 2009 of such intention in accordance with the procedures set forth in the Company’s Bylaws. If the Company does not receive such notice within that timeframe, the notice will be considered untimely. The Company’s proxy for the next annual meeting will grant authority to the persons named therein to exercise their voting discretion with respect to any matter of which the Company does not receive notice within that timeframe. Notices should be submitted to the address set forth above.

COMMUNICATIONS WITH DIRECTORS

The Company’s security holders and other interested parties may communicate with the Board of Directors as a group, with the non-management directors as a group, or with any individual director by sending written communications to NACCO Industries, Inc., 5875 Landerbrook Drive, Cleveland, Ohio 44124-4017, Attention: Secretary. Complaints regarding accounting, internal accounting controls or auditing matters will be forwarded directly to the Chairman of the Audit Review Committee. All other communications will be provided to the individual director(s) or group of directors to whom they are addressed. Copies of all communications will be provided to all other directors; provided, however, that any such communications that are considered to be improper for submission to the intended recipients will not be provided to the directors. Examples of communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate, directly or indirectly, to the business of the Company and/or its subsidiaries, or communications that relate to improper or irrelevant topics.

SOLICITATION OF PROXIES

The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Class A Common and Class B Common held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

The directors know of no other matters which are likely to be brought before the meeting. The Company did not receive notice by January 21, 2008 of any other matter intended to be raised by a stockholder at the Annual Meeting. Therefore, the enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

Charles A. Bittenbender
Secretary

Cleveland, Ohio
March 20, 2008

It is important that the proxies be returned promptly. Stockholders who do not expect to attend the meeting are urged to fill out, sign, date and mail the enclosed form of proxy in the enclosed envelope, which requires no postage if mailed in the United States. Stockholders who hold both Class A Common and Class B Common only have to fill out, sign, date and return the single enclosed form of proxy.

APPENDIX A

NACCO MATERIALS HANDLING GROUP, INC.
LONG-TERM INCENTIVE COMPENSATION PLAN
(Effective January 1, 2008)

1.	Effective Date

Subject to Section 15, the Effective Date of this NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (the “Plan”) is January 1, 2008.

2.	Purpose of the Plan

The purpose of this Plan is to further the long-term profits and growth of NACCO Materials Handling Group, Inc. (the “Company”) by enabling the Company and its Subsidiaries (collectively, the “Employers”) to attract and retain key management employees by offering long-term incentive compensation to those key management employees who will be in a position to make significant contributions to such profits and growth. This incentive is in addition to all other compensation.

3.	Code Section 409A

It is intended that the compensation arrangements under the Plan be in full compliance with the requirements of Code Section 409A. The Plan shall be interpreted and administered in a manner to give effect to such intent. Notwithstanding the foregoing, the Employers and their affiliates do not guarantee to Participants or Beneficiaries any particular tax treatment under Code Section 409A.

4.	Definitions

(a)	“Account” shall mean the record maintained by the Employer in accordance with Section 7 to reflect the Participant’s Awards under the Plan (plus interest thereon). The Account shall be further sub-divided into various Sub-Accounts as described in Section 8.

(b)	“Award” shall mean the cash awards granted to a Participant under this Plan for the Award Terms.

(c)	“Award Term” shall mean the period of one or more years on which an Award is based, as specified in the Guidelines. The Committee shall establish the applicable Award Term not later than 90 days after the commencement of the Award Term on which an Award is based and prior to the completion of 25% of such Award Term.

(d)	“Beneficiary” shall mean the person(s) designated in writing (on a form acceptable to the Committee) to receive the payment of a Participant’s Sub-Accounts hereunder in the event of his death. In the absence of such a designation and at anytime when there is no existing Beneficiary hereunder, a Participant’s Beneficiary shall be his surviving legal spouse or, if none, his estate.

(e)	“Change in Control” means the occurrence of an event described in Appendix 1 hereto.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)	“Committee” shall mean the Compensation Committee of the Company’s Board of Directors, any other committee appointed by the Company’s Board of Directors, or any sub-committee appointed by the Compensation Committee to administer this Plan in accordance with Section 5 so long as any such committee or sub-committee consists of not less than two directors of the Company and so long as each such member of the committee or sub-committee is an “outside director” for purposes of Code Section 162(m).

(h)	“Covered Employee” means any Participant who is a “covered employee” for purposes of Code Section 162(m) or any Participant who the Committee determines in its sole discretion is likely to become such a covered employee.

(i)	“Disability” or “Disabled.” A Participant shall be deemed to have a “Disability” or be “Disabled” if the Participant is determined to be totally disabled by the Social Security Administration or if the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an Employer sponsored accident and health plan.

(j)	“Fixed Income Fund” shall mean the Vanguard Retirement Savings Trust IV under the Company’s qualified 401(k) plan or any equivalent fixed income fund which is designated as the successor to such fund.

(k)	“Grant Date” shall mean the effective date of an Award, which is the January 1st following the end of the Award Term.

(l)	“Guidelines” shall mean the guidelines that are approved by the Committee for each Award Term for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and this Plan on matters other than the time and form of payment of the Awards, the Guidelines shall control. If there is any inconsistency between the Guidelines and the Plan regarding the time and form of payment of the Awards, the Plan shall control.

(m)	“Hay Salary Grade” shall mean the salary grade or points assigned to a Participant by the Company pursuant to the Hay Salary System, or any successor salary system subsequently adopted by the Company.

(n)	“Key Employee.” Effective April 1, 2008, a Participant shall be classified as a Key Employee if he meets the following requirements:

•	The Participant, with respect to the Participant’s relationship with the Employers and their affiliates, met the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (without regard to Section 416(i)(5) thereof) and the Treasury Regulations issued thereunder at any time during the 12-month period ending on the most recent Identification Date (defined below) and his Termination of Employment occurs during the 12-month period beginning on the most recent Effective Date (defined below). When applying the provisions of Code Sections 416(i)(1)(A)(i), (ii) or (iii) for this purpose: (i) the definition of “compensation” (A) shall be as defined under 1.415(c)-2(d)(4) (i.e., the wages and other compensation for which the Employer is required to furnish the Employee with a Form W-2 under Code Sections 6041, 6051 and 6052, plus amounts deferred at the election of the Employee under Code Sections 125, 132(f)(4) or 401(k)) and (B) shall apply the rule of Treasury Regulation Section 1.415(c)-2(g)(5)(ii) which excludes compensation of non-resident alien employees and (ii) the number of officers described in Code Section 416(i)(1)(A)(i) shall be 60 instead of 50.

•	The Identification Date for Key Employees is each December 31st and the Effective Date is the following April 1st. As such, any Employee who is classified as a Key Employee as of December 31st of a particular calendar year shall maintain such classification for the 12-month period commencing on the following April 1st.

•	Notwithstanding the foregoing, a Participant shall not be classified as a Key Employee unless the stock of NACCO Industries, Inc. (or a related entity) is publicly traded on an established securities market or otherwise on the date of the Participant’s Termination of Employment.

(o)	“Maturity Date” shall mean the date established in Section 10(a)(i) for each Sub-Account under the Plan.

(p)	“Non-U.S. Participant” shall mean a Participant who is classified by the Committee as a non-resident alien with no U.S.-earned income. Such classification shall be determined as of the Grant Date of each particular Award. Once a Participant is classified by the Committee as a Non-U.S. Participant with respect to a particular Award, such classification shall continue in effect until such Award is paid, regardless of any subsequent change in classification.

(q)	“Participant” shall mean any person who meets the eligibility criteria set forth in Section 6 and who is granted an Award under the Plan or a person who maintains an Account balance hereunder.

(r)	“Retirement” or “Retire” shall mean the (i) termination of a U.S. Participant’s employment with the Employers after the Participant has reached age 60 and completed at least 15 years of service, or (ii) termination of a Non-U.S. Participant’s employment with the Employers after the Non-U.S. Participant has reached age 60 and completed at least 15 years of service or, if earlier, a termination that qualifies as a retirement under local practices and procedures and/or which qualifies the Non-U.S. Participant for foreign retirement benefits.

(s)	“ROTCE Table Rate” shall mean the interest rate determined under the ROTCE Table that is adopted and approved by the Committee within the first 90 days of each calendar year, which rate shall be in effect for such calendar year.

(t)	“Subsidiary” shall mean any corporation, partnership or other entity, the majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company.

(u)	“Target Award” shall mean the dollar value of the Award initially approved by the Committee that would be paid to an individual under the Plan for a particular Award Term assuming that the applicable performance targets are exactly met.

(v)	“Termination of Employment” shall mean, with respect to any Participant’s relationship with the Employers and their affiliates, a separation from service as defined in Code Section 409A (and the regulations and guidance issued thereunder).

(w)	“U.S. Participant” shall mean, with respect to any Award, any Participant who is not a Non-U.S. Participant.

5.	Administration

(a)	This Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the action of members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the act of the Committee. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, shall be conclusive, final and binding upon the Employers and all present and former Participants, all other employees of the Employers, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

(b)	The Committee shall have complete authority to interpret all provisions of this Plan, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines) and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, except as specifically described elsewhere in the Plan, no such action may be taken by the Committee that would cause any Awards made to a Covered Employee to be treated as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m).

6.	Eligibility

Any person who is classified by an Employer as a salaried employee of an Employer (including any Subsidiary acquired after adoption of this Plan) generally at a Hay Salary Grade of 25 or above (or a compensation level equivalent thereto), who in the judgment of the Committee occupies an officer or other key executive position in which his efforts may significantly contribute to the profits or growth of an Employer, may be eligible to participate in the Plan; provided, however, that leased employees (as defined in Code Section 414) shall not be eligible to participate in the Plan. A person shall become a Participant in the Plan when granted an Award under Section 8(b)(ii).

7.	Accounts and Sub-Accounts

Each Employer shall establish and maintain on its books an Account for each Participant who is or was employed by the Employer which shall reflect the Awards described in Section 8 hereof. Such Account shall also (a) reflect credits for the interest described in Section 10(b) and debits for any distributions and (b) be divided into the Sub-Accounts specified in Section 8(d).

8.	Granting of Awards/Crediting of Sub-Accounts

The Committee may, from time to time and upon such conditions as it may determine, authorize the granting of Awards to Participants for each Award Term, which shall be consistent with, and shall be subject to all of the requirements of, the following provisions:

(a)	Not later than the ninetieth day after the commencement of each Award Term (and prior to completion of 25% of such Award Term), the Committee shall approve (i) a Target Award to be granted to each Participant for such Award Term and (ii) a formula for determining the amount of each Award for such Award Term, which formula is based upon the Company’s return on total capital employed for such Award Term.

(b)	Effective no later than April 30th of the calendar year following the end of the Award Term, the Committee shall approve (i) a preliminary calculation of the amount of each Award based upon the application of the formula and actual Company performance to the Target Awards previously determined in accordance with Section 8(a); and (ii) a final calculation and approval of the amount of each Award to be granted to each Participant for the Award Term (with the specified “Grant Date” of such Award being January 1st of the calendar year following the end of the Award Term). Such approval shall be certified in writing by the Committee before any amount is paid for any Award granted with respect to an Award Term. Notwithstanding the foregoing, (1) the Committee shall have the power to decrease the amount of any Award below the amount determined in accordance with the foregoing provisions and (2) the Committee shall have the power to increase the amount of any Award above the initial amount determined in accordance with the foregoing provisions or adjust the amount of thereof in any other manner determined by the Committee in its sole and absolute discretion. Notwithstanding the foregoing, (X) no such decrease may occur following a Change in Control; (Y) no such increase, adjustment or any other change may be made that would cause an amount to be paid to a Participant who is a Covered Employee be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) and (Z) no Award, including any Award equal to the Target Award, shall be payable under the Plan to any Participant except as determined and approved by the Committee.

(c)	Calculations of Target Awards for U.S. Participants for an Award Term shall initially be based on the Participant’s Hay Salary Grade as of January 1st of the first year of the Award Term. Calculations of Target Awards for Non-U.S. Participants for an Award Term shall be determined in accordance with the Guidelines in effect for such Award Term. However, such Target Awards may be changed during or after the Award Term under the following special circumstances (as determined by the Chief Executive Officer of the Company with the consent of the Committee (in their sole and absolute discretion)): (i) if a Participant receives a change in Hay Salary Grade, salary midpoint and/or long-term incentive compensation target percentage during an Award Term, such change may be reflected in a pro-rata Target Award, (ii) employees hired into or promoted into a position eligible to participate in the Plan (as specified in Section 6 above) during an Award Term will, if designated as a Plan Participant by the Chief Executive Officer of the Company with the consent of the Committee, be assigned a pro-rated Target Award based on their length of service during the Award Term and (iii) the Committee may increase or decrease the amount of the Target Award at any time, in its sole and absolute discretion; provided, however, that (X) no such decrease may occur following a Change in Control and (Y) no such increase, adjustment or any other change may be made that would cause an amount to be paid to a Participant who is a Covered Employee be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m). In order to be eligible to receive an Award for an Award Term, the Participant must be employed by an Employer and must be a Participant on December 31st of the last year of an Award Term. Notwithstanding the foregoing, if a Participant dies, becomes Disabled or Retires during the Award Term, the Participant shall be entitled to a pro-rata portion of the Award for such Award Term, calculated based on actual Company performance for the entire Award Term in accordance with Section 8(b)(ii) above and the number of days the Participant was actually employed by the Employers during the Award Term.

(d)	After approval by the Compensation Committee, each Award shall be credited to the Participant’s Account in accordance with the following rules. The cash value of each Award for each Award Term shall be credited to a separate Sub-Account for each Participant. Such Sub-Accounts shall be classified based on the Grant Date of the particular Award. For example, the cash value of the Awards with a Grant Date of 1/1/09 shall be credited to the 2009 Sub-Account, the cash value of the Awards with a Grant Date of 1/1/10 shall be credited to the 2010 Sub-Account, etc.

(e)	Notwithstanding any other provision of the Plan, (1) the maximum cash value of the Awards granted to a Participant under this Plan for any Award Term shall not exceed $2,250,000 and (2) the maximum cash value of the payment from the Sub-Account that holds the Awards for any Award Term (including interest) shall not exceed $4,000,000.

(f)	Multiple Awards may be granted to a Participant; provided, however, that no two Awards to a Participant may have identical performance periods.

(g)	All determinations under this Section shall be made by the Committee. Each Award granted to a Covered Employee shall be granted and administered to satisfy the requirements for “qualified performance based compensation” under Code Section 162(m).

9.	Vesting

All Awards granted hereunder shall be immediately 100% vested as of the Grant Date. Participants shall be 100% vested in all amounts credited to their Accounts hereunder.

10.	Payment of Sub-Account Balances/Interest

(a)	Payment Dates.

(i)	Maturity Dates. The Maturity Date of each Sub-Account shall be the third anniversary of the Grant Date of the Award that was credited to such Sub-Account. For example, the Maturity Date of the 2009 Sub-Account (containing Awards with a Grant Date of 1/1/09) shall be 1/1/12. Subject to the provisions of clause (ii) below, the balance of each Sub-Account shall be paid to the Participant on the Maturity Date of such Sub-Account.

(ii)	Other Payment Dates. Notwithstanding the foregoing, but subject to the provisions of Section 11 hereof, (A) the payment date of amounts that were credited to a particular Sub-Account while a Participant was a Non-U.S. Participant may be any earlier date determined by the Committee and (B) in the event a Participant dies or incurs a Termination of Employment as a result of becoming Disabled or Retirement prior to the applicable Maturity Date, (X) the payment date of all amounts credited to the Participant’s Sub-Accounts as of the date of death or such Termination of Employment shall be the date of such death or Termination of Employment and (Y) the Award earned for the Award Term in which the date of death or Termination of Employment occurs shall be paid during the period from January 1st through April 30th of the calendar year following the last day of the Award Term; provided, however, that if a Participant who incurs a Termination of Employment on account of Disability or Retirement is a Key Employee, the Participant’s payment date shall not be any earlier than the 1st day of the 7th month following the date of his Termination of Employment (or, if earlier, the date of the Participant’s death).

(b)	Interest. The Participant’s Sub-Accounts shall be credited with interest as follows; provided, however, that (1) no interest shall be credited to a Sub-Account after the Maturity Date of the Sub-Account, (2) no interest shall be credited to a Sub-Account following a Participant’s Termination of Employment prior to a Maturity Date (except as described in Section 10(c)(ii) with respect to delayed payments made to Key Employees on account of a Termination of Employment) and (3) no interest shall be credited to the Sub-Accounts after the last day of the month preceding the payment date of such Sub-Account.

(i)	Interest Rate for Non-Covered Employees. At the end of each calendar month during a calendar year, the Sub-Accounts of Participants who are not Covered Employees shall be credited with an amount determined by multiplying the Participant’s Sub-Account balances during such month by the blended rate earned during the prior month by the Fixed Income Fund. In addition, as of the end of each calendar year in which the ROTCE Table Rate adopted by the Compensation Committee for such calendar year exceeds the Fixed Income Fund rate for such year, the Sub-Accounts shall also be credited with an additional amount determined by multiplying the Participant’s Sub-Account balances during each month of such calendar year by the excess of the ROTCE Table Rate over the Fixed Income Fund rate for such calendar year, compounded monthly.

(ii)	Interest Rate for Covered Employees. At the end of each calendar month during a calendar year, the Sub-Accounts of Participants who are Covered Employees shall be credited with an amount determined by multiplying the Participant’s Sub-Account balances during such month by the blended rate earned during the prior month by the Fixed Income Fund. In addition, if the Fixed Income Fund rate for such year is less than 14%, the Sub-Accounts shall also be credited with an additional amount determined by multiplying the Participant’s Sub-Account balances during each month of such calendar year by the excess of 14% over the Fixed Income Fund rate for such calendar year, compounded monthly. Notwithstanding the foregoing, in the event that the ROTCE Table Rate adopted by the Compensation Committee for such year is less than 14%, the ROTCE Table Rate shall be substituted for 14% in the preceding sentence.

(iii)	Special Rules. In the event that, prior to an applicable Maturity Date, a Participant (1) incurs a Termination of Employment or (2) becomes eligible for a payment from a Sub-Account hereunder, the foregoing interest calculations shall be made as of the last day of the month prior to such date. When making such calculations, (X) the Fixed Income Fund rate shall be equal to the blended rated earned during the preceding month by the Fixed Income Fund, (Y) the ROTCE Table Rate shall be equal to the year-to-date ROTCE Table Rate as of the last day of the prior month and (Z) the 14% rate (when applicable) shall apply until the last day of the prior month.

(iv)	Changes. The Committee may change (or suspend) the interest rate credited on Accounts at any time. Notwithstanding the foregoing, no such change may be made in a manner that would cause an amount to be paid to a Participant who is a Covered Employee to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m).

(c) Payment Date, Form of Payment and Amount.

(i)	Payment Date and Form. Except as otherwise described in Section 11 hereof, the Participant’s Employer or former Employer shall deliver to the Participant (or, if applicable, his Beneficiary), a check in full payment of each Sub-Account within 90 days of the applicable payment date of such Sub-Account.

(ii)	Amount. Each Participant shall be paid the entire balance of each Sub-Account (including interest). If a Participant who incurs a Termination of Employment on account of Disability or Retirement is a Key Employee whose payment is delayed until the 1st day of the 7th month following such Termination of Employment, such Participant’s Sub-Accounts shall continue to be credited with interest (in accordance with the rules specified in Section 10(b) but at the Fixed Income Fund rate) through the last day of the month prior to the payment date. Any amounts that would otherwise be payable to the Key Employee prior to the 1st day of the 7th month following Termination of Employment shall be accumulated and paid in a lump sum make-up payment within 30 days following such delayed payment date. Amounts that are payable to the Non-U.S. Participants shall be converted from U.S. dollars to local currency in accordance with the terms of the Guidelines.

11.	Change in Control

(a)	The following provisions shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Amount of Award for Year of Change In Control. In the event of a Change in Control during an Award Term, the amount of the Award payable to a Participant who is employed on the date of the Change in Control (or who died, became Disabled or Retired during such Award Term and prior to the Change in Control) for such Award Term shall be equal to the Participant’s Target Award for such Award Term, multiplied by a fraction, the numerator of which is the number of days during the Award Term during which the Participant was employed by the Employers prior to the Change in Control and the denominator of which is the number of days in the Award Term.

(c)	Time of Payment. In the event of a Change in Control, the payment date of all amounts credited to the Participant’s Sub-Accounts (including, without limitation, the pro-rata Target Award for the Award Term during which the Change in Control occurred) shall be the date that is between two days prior to, or within 30 days after, the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

12.	Amendment, Termination and Adjustments

(a)	The Committee, in its sole and absolute discretion, may alter or amend this Plan from time to time; provided, however, that without the written consent of the affected Participant, no such amendment shall, (i) reduce a Participant’s Account balance as in effect on the date of the amendment, (ii) reduce the amount of any outstanding Award that was previously approved by the Committee but not yet paid as of the date of the amendment, (iii) modify Section 11(b) hereof or (iv) alter the time of payment provisions described in Sections 10 and 11 of the Plan, except for any amendments that accelerate the time of payment or are required to bring such provisions into compliance with the requirements of Code Section 409A and, in either case, are permitted by Code Section 409A.

(b)	The Committee, in its sole and absolute discretion, may terminate this Plan in whole or in part at any time; provided that, such termination is permitted under Code Section 409A and, without the written consent of the affected Participant, no such termination shall, (i) reduce a Participant’s Account balance as in effect on the date of the termination, (ii) reduce the amount of any outstanding Award that was previously approved by the Committee but not yet paid as of the date of termination or (iii) alter the time of payment provisions described in Sections 10 and 11 of the Plan, except for modifications that accelerate the time of payment or are required to bring such provisions into compliance with the requirements of Code Section 409A and, in either case, are permitted by Code Section 409A.

(c)	Notwithstanding the foregoing, upon a complete termination of the Plan, the Committee, in its sole and absolute discretion, shall have the right to change the time of distribution of Participants’ Sub-Accounts under the Plan, including requiring that all such Sub-Accounts be immediately distributed in the form of lump sum cash payments (but only to the extent such change is permitted by Code Section 409A).

(d)	Any amendment or termination of the Plan shall be in the form of a written instrument executed by an officer of the Company on the order of the Committee. Such amendment or termination shall become effective as of the date specified in the instrument or, if no such date is specified, on the date of its execution.

13.	General Provisions

(a)	No Right of Employment. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of an Employer, or shall in any way affect the right and power of an Employer to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as the Employer might have done if this Plan had not been adopted.

(b)	Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, except when preempted by federal law.

(c)	Expenses. Expenses of administering the Plan shall be paid by the Employers, as directed by the Company.

(d)	Assignability. No amount payable to a Participant under this Plan shall be assignable or transferable by him for any reason whatsoever, or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary; provided, however, that upon the death of a Participant the right to the amounts payable hereunder shall be paid to the Participant’s Beneficiary.

(e)	Taxes. There shall be deducted from each payment under the Plan the amount of any tax required by any governmental authority to be withheld and paid over to such governmental authority for the account of the person entitled to such payment.

(f)	Limitation on Rights of Participants; No Trust. No trust has been created by the Employers for the payment of any benefits under this Plan; nor have the Participants been granted any lien on any assets of the Employers to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Employer or former Employer of the Participant, and the Participants and Beneficiaries are merely unsecured creditors of the Participant’s Employer or former Employer.

(g)	Payment to Guardian. If a Sub-Account balance is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Sub-Account to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Sub-Account. Such distribution shall completely discharge the Employers from all liability with respect to such Sub-Account.

(h)	Miscellaneous.

(i)	Headings. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof.

(ii)	Construction. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

(iii)	Acceleration of Payments. Notwithstanding any provision of the Plan to the contrary, to the extent permitted under Code Section 409A and the Treasury Regulations issued thereunder, payments of Sub-Accounts hereunder may be accelerated (1) to the extent necessary to comply with federal, state, local or foreign ethics or conflicts of interest laws or agreements, (2) to the extent necessary to pay the FICA taxes imposed under Code Section 3101, and the income withholding taxes related thereto or (3) if the Plan (or a portion thereof) fails to satisfy the requirements of Code Section 409A; provided that the amount of such payment may not exceed the amount required to be included as income as a result of the failure to comply with Code Section 409A.

(iv)	Delayed Payments due to Solvency Issues. Notwithstanding any provision of the Plan to the contrary (but except as otherwise provided in Section 14), an Employer shall not be required to make any payment hereunder to any Participant or Beneficiary if the making of the payment would jeopardize the ability of the Employer to continue as a going concern; provided that any missed payment is made during the first calendar year in which the funds of the Employer are sufficient to make the payment without jeopardizing the going concern status of the Employer.

(v)	Payments Violating Applicable Law. Notwithstanding any provision of the Plan to the contrary, the payment of all or any portion of the amounts payable hereunder will be deferred to the extent that the Employer reasonably anticipates that the making of such payment would violate Federal securities laws or other applicable law (provided that the making of a payment that would cause income taxes or penalties under the Code shall not be treated as a violation of applicable law). The deferred amount shall become payable at the earliest date at which the Employer reasonably anticipates that making the payment will not cause such violation.

14.	Liability of Employers, Transfers and Guarantees

(a)	In general. The provisions of this Section shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Liability for Payment/Transfers of Employment.

(i)	Subject to the provisions of clause (ii) of this Section, the Employers shall each be solely liable for the payment of amounts due hereunder to or on behalf of the Participants who are (or were) its employees.

(ii)	Notwithstanding the foregoing, if the benefits that are payable to or on behalf of a Participant are based on the Participant’s employment with more than one Employer, the following provisions shall apply:

(1)	Upon a transfer of employment, the Participant’s Sub-Accounts shall be transferred from the prior Employer to the new Employer and interest shall continue to be credited to the Sub-Accounts following the transfer (to the extent otherwise required under the terms of the Plan). Subject to Section 14(b)(ii)(2)(C), the last Employer of the Participant shall be responsible for processing the payment of the entire amount which is allocated to the Participant’s Sub Accounts hereunder; and

(2)	Notwithstanding the provisions of clause (1), (A) each Employer shall be solely liable for the payment of the amounts credited to a Participant’s Account which were earned by the Participant while he was employed by that Employer; (B) each Employer (unless it is insolvent) shall reimburse the last Employer for its allocable share of the Participant’s distribution; (C) if any responsible Employer is insolvent at the time of distribution, the last Employer shall not be required to make a distribution to the Participant with respect to amounts which are allocable to service with that Employer (until the payment date specified in Section 13(h)(v)); and (4) each Employer shall (to the extent permitted by applicable law) receive an income tax deduction for the Employer’s allocable share of the Participant’s distribution.

(c)	Notwithstanding the foregoing, in the event that NMHG Oregon, LLC is unable or refuses to satisfy its obligations hereunder with respect to the payment of benefits to or on behalf of its employees, the Company (unless it is insolvent) shall guarantee and be responsible for the payment thereof.

15. Approval by Stockholders

This Plan shall be submitted for approval by the stockholders of NACCO Industries, Inc. If such approval has not been obtained by July 1, 2008, all grants of Target Awards made on or after January 1, 2008 shall be rescinded.

Appendix 1. Change in Control.

Change in Control. The term “Change in Control” shall mean the occurrence of any of the events listed in I or II, below; provided that such occurrence meets the requirements of Treasury Regulation Section 1.409A-3(i)(5) (or any successor or replacement thereto) with respect to a Participant:

I. i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders (as defined below), is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of a Related Company (as defined below) entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities by any Person pursuant to an Excluded Business Combination (as defined below); or

ii.	The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of any Related Company or the acquisition of assets of another corporation, or other transaction involving a Related Company (“Business Combination”) excluding, however, such a Business Combination pursuant to which (such a Business Combination, an “Excluded Business Combination”) the individuals and entities who beneficially owned, directly or indirectly, more than 50% of the combined voting power of any Related Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns any Related Company or all or substantially all of the assets of any Related Company, either directly or through one or more subsidiaries).

II. i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders, is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then Outstanding Voting Securities of NACCO Industries, Inc. (“NACCO”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities:

(A)	directly from NACCO that is approved by a majority of the Incumbent Directors (as defined below); or

(B)	by any Person pursuant to an Excluded NACCO Business Combination (as defined below);

provided, that if at least a majority of the individuals who constitute Incumbent Directors determine in good faith that a Person has become the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the combined voting power of the Outstanding Voting Securities of NACCO inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person is the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or less of the combined voting power of the Outstanding Voting Securities of NACCO, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

ii.	a majority of the Board of Directors of NACCO ceases to be comprised of Incumbent Directors; or

iii.	the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of NACCO or the acquisition of assets of another corporation, or other transaction involving NACCO (“NACCO Business Combination”) excluding, however, such a

Business Combination pursuant to which both of the following apply (such a Business Combination, an “Excluded NACCO Business Combination”):

(A)	the individuals and entities who beneficially owned, directly or indirectly, NACCO immediately prior to such NACCO Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such NACCO Business Combination (including, without limitation, an entity that as a result of such transaction owns NACCO or all or substantially all of the assets of NACCO, either directly or through one or more subsidiaries); and

(B)	at the time of the execution of the initial agreement, or of the action of the Board of Directors of NACCO, providing for such NACCO Business Combination, at least a majority of the members of the Board of Directors of NACCO were Incumbent Directors.

III.	Definitions. The following terms as used herein shall be defined as follows:

1.	“Incumbent Directors” means the individuals who, as of December 31, 2007, are Directors of NACCO and any individual becoming a Director subsequent to such date whose election, nomination for election by NACCO’s stockholders, or appointment, was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of NACCO in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board of Directors of NACCO occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of NACCO.

2.	“Permitted Holders” shall mean, collectively, (i) the parties to the Stockholders’ Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and NACCO; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholders’ Agreement shall be such definition in effect of the date of the Change in Control, (ii) any direct or indirect subsidiary of NACCO and (iii) any employee benefit plan (or related trust) sponsored or maintained by NACCO or any direct or indirect subsidiary of NACCO.

3.	“Related Company” means NMHG Holding Co. and its successors (“NMHG”), any direct or indirect subsidiary of NMHG and any entity that directly or indirectly controls NMHG.

APPENDIX B

HAMILTON BEACH BRANDS, INC.
LONG-TERM INCENTIVE COMPENSATION PLAN
(Effective January 1, 2008)

1.  Effective Date

Subject to Section 15, the Effective Date of this Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (the “Plan”) is January 1, 2008.

2.  Purpose of the Plan

The purpose of this Plan is to further the long-term profits and growth of Hamilton Beach Brands, Inc. (the “Company”) by enabling the Employers to attract and retain key management employees by offering long-term incentive compensation to those key management employees who will be in a position to make significant contributions to such profits and growth. This incentive is in addition to all other compensation.

3.  Application of Code Section 409A

It is intended that the compensation arrangements under the Plan be in full compliance with the requirements of Code Section 409A. The Plan shall be interpreted and administered in a manner to give effect to such intent. Notwithstanding the foregoing, the Employers do not guarantee any particular tax result to Participants or Beneficiaries with respect to any amounts deferred or any payments provided hereunder, including tax treatment under Code Section 409A.

4.  Definitions

(a)	“Account” shall mean the record maintained by the Employer in accordance with Section 7 to reflect the Participants’ Awards under this Plan (plus interest thereon). The Account shall be further sub-divided into various Sub-Accounts as described in Section 8.

(b)	“Award” shall mean the cash awards granted to a Participant under this Plan for the Award Terms.

(c)	“Award Term” shall mean the period of one or more years on which an Award is based, as specified in the Guidelines. The Committee shall establish the applicable Award Term not later than 90 days after the commencement of the Award Term on which the Award is based and prior to the completion of 25% of such Award Term.

(d)	“Beneficiary” shall mean the person(s) designated in writing (on a form acceptable to the Committee) to receive the payment of all amounts hereunder in the event of the death of a Participant. In the absence of such a designation and at anytime when there is no existing Beneficiary hereunder, a Participant’s Beneficiary shall be his surviving legal spouse or, if none, his estate.

(e)	“Change in Control” shall mean the occurrence of an event described in Appendix 1 hereto.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)	“Committee” shall mean the Compensation Committee of the Board of Directors of the Company, any other committee appointed by such Board of Directors, or any sub-committee appointed by the Compensation Committee to administer this Plan in accordance with Section 5; provided that such committee or sub-committee consists of not less than two directors of the Company and so long as each such member of the committee or sub-committee is an “outside director” for purposes of Code Section 162(m).

(h)	“Covered Employee” shall mean any Participant who is a “covered employee” for purposes of Code Section 162(m) or any Participant who the Committee determines in its sole discretion could become such a covered employee.

(i)	“Disability” or “Disabled.” A Participant shall be deemed to have a “Disability” or be “Disabled” if the Participant is determined to be totally disabled by the Social Security Administration or if the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an employer-sponsored accident and health plan.

(j)	“Fixed Income Fund” shall mean the Vanguard Retirement Savings Trust IV under the Company’s qualified 401(k) plan or any equivalent fixed income fund thereunder which is designated as the successor to such fund.

(k)	“Grant Date” shall mean the effective date of an Award, which is the January 1st following the end of an Award Term.

(l)	“Guidelines” shall mean the guidelines that are approved by the Committee for each Award Term for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and the Plan on matters other than the time and form of payment of the Awards, the Guidelines shall control. If there is any inconsistency between the Guidelines and the Plan regarding the time and form of payment of the Awards, the Plan shall control.

(m)	“Hay Salary Grade” shall mean the salary grade or points assigned to a Participant by the Employers pursuant to the Hay Salary System, or any successor salary system subsequently adopted by the Employers; provided, however, that for purposes of determining Target Awards for U.S. Participants, the midpoint of the national salary ranges (unadjusted for geographic location) shall be used.

(n)	“Key Employee.” Effective April 1, 2008, a Participant shall be classified as a Key Employee if he meets the following requirements:

•	The Participant, with respect to the Participant’s relationship with the Employers and their affiliates, met the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (without regard to Section 416(i)(5) thereof) and the Treasury Regulations issued thereunder at any time during the 12-month period ending on the most recent Identification Date (defined below) and his Termination of Employment occurs during the 12-month period beginning on the most recent Effective Date (defined below). When applying the provisions of Code Section 416(i)(1)(A)(i), (ii) or (iii) for this purpose: (i) the definition of “compensation” (A) shall be as defined in Treasury Regulation 1.415(c)-2(d)(4) (i.e., the wages and other compensation for which the Employer is required to furnish the Employee with a Form W-2 under Code Sections 6041, 6051 and 6052, plus amounts deferred at the election of the Employee under Code Sections 125, 132(f)(4) or 401(k)) and (B) shall apply the rule of Treasury Regulation Section 1.415-2(g)(5)(ii) which excludes compensation of non-resident alien employees and (ii) the number of officers described in Code Section 416(i)(1)(A)(i) shall be 60 instead of 50.

•	The Identification Date for Key Employees is each December 31st and the Effective Date is the following April 1st. As such, any Employee who is classified as a Key Employee as of December 31st of a particular Plan Year shall maintain such classification for the 12-month period commencing on the following April 1st.

•	Notwithstanding the foregoing, a Participant shall not be classified as a Key Employee unless the stock of NACCO Industries, Inc. (or a related entity) is publicly traded on an established securities market or otherwise on the date of the Participant’s Termination of Employment.

(o)	“Maturity Date” shall mean the date established under Section 10(a)(i) of the Plan.

(p)	“Non-U.S. Participant” shall mean a Participant who is classified by the Committee as a non-resident alien with no U.S.-earned income. Such classification shall be determined as of the Grant Date of a particular Award. Once a Participant is classified by the Committee as a Non-U.S. Participant with respect to a particular Award, such classification shall continue in effect until the Sub-Account holding such Award is paid, regardless of any subsequent change in classification.

(q)	“Participant” shall mean any person who meets the eligibility criteria set forth in Section 6 and who is granted an Award under the Plan or a person who maintains an Account balance hereunder.

(r)	“Retirement” or “Retire” shall mean the termination of a Participant’s employment with the Employers after the Participant has reached age 55 and completed at least 5 years of service.

(s)	“ROTCE Table Rate” shall mean the interest rate determined under the ROTCE Table that is adopted and approved by the Committee within the first 90 days of each calendar year, which rate shall be in effect for such calendar year.

(t)	“Target Award” shall mean the dollar value of the Award initially approved by the Committee that would be paid to an individual under the Plan for a particular Award Term assuming that the applicable performance targets are exactly met.

(u)	“Termination of Employment” shall mean, with respect to any Participant’s relationship with the Company and its affiliates, a separation from service as defined in Code Section 409A (and the regulations and guidance issued thereunder).

(v)	“Subsidiary” shall mean any corporation, partnership or other entity, the majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company. The Company and the Subsidiaries shall be referred to herein collectively as the “Employers.”

(w)	“U.S. Participant” shall mean, with respect to any Award, any Participant who is not a Non-U.S. Participant.

5.	Administration

(a)	This Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the action of members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the act of the Committee. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, shall be conclusive, final and binding upon the Company and all present and former Participants, all other employees of the Company, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

(b)	The Committee shall have complete authority to interpret all provisions of this Plan, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines), and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, except as specifically provided elsewhere in the Plan, no such action may be taken by the Committee that would cause any Awards made to a Covered Employee be treated as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m).

6.	Eligibility

Any person who is classified by the Employers as a salaried employee of the Employers generally at a Hay Salary Grade of 17 or above (or a compensation level equivalent thereto), who in the judgment of the Committee occupies an officer or other key executive position in which his efforts may significantly contribute to the profits or growth of the Employers, may be eligible to participate in the Plan; provided, however, that (a) directors of the Company who are not classified as salaried employees of the Employers and (b) leased employees (as such term is defined in Code Section 414) shall not be eligible to participate in the Plan. A person who satisfies the requirements of this Section 6 shall become a Participant in the Plan when granted an Award under Section 8(b)(ii).

7.	Accounts and Sub-Accounts

Each Employer shall establish and maintain on its books an Account for each Participant who is or was employed by the Employer which shall reflect the Awards described in Section 8 hereof. Such Account shall also (i) reflect credits for the interest described in Section 10(b) and debits for any distributions therefrom and (ii) be divided into the Sub-Accounts specified in Section 8(d).

8.	Granting of Awards/Crediting to Sub-Accounts

The Committee may, from time to time and upon such conditions as it determines, authorize the granting of Awards to Participants for each Award Term, which shall be consistent with, and shall be subject to all of the requirements of, the following provisions:

(a)	Not later than the ninetieth day after the commencement of each Award Term (and prior to completion of 25% of such Award Term), the Committee shall approve (i) a Target Award to be granted to each Participant for such Award Term and (ii) a formula for determining the amount of each such Award, which formula shall be based upon the Company’s return on total capital employed for such Award Term.

(b)	Effective no later than April 30th of the calendar year following the end of the Award Term, the Committee shall approve (i) a preliminary calculation of the amount of each Award based upon the application of the formula and actual Company performance to the Target Awards previously determined in accordance with Section 8(a) and (ii) a final calculation and approval of the amount of each Award to be granted to each Participant for the Award Term (with the specified Grant Date of such Award being January 1st of the calendar year following the end of the Award Term). Such approval shall be certified in writing by the Committee before any amount is paid for any Award granted with respect to an Award Term. Notwithstanding the foregoing, (1) the Committee shall have the power to decrease the amount of any Award below the amount determined in accordance with the foregoing provisions and (2) the Committee shall have the power to increase the amount of any Award above the amount determined in accordance with the foregoing provisions and/or adjust the amount thereof in any other manner determined by the Committee, in its sole and absolute discretion. Notwithstanding the foregoing, (X) no such decrease may occur following a Change in Control; (Y) no such increase, adjustment or other change may be made that would cause an amount to be paid to a Participant who is a Covered Employee be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) and (Z) no Award, including any Award equal to the Target Award, shall be payable under the Plan to any Participant except as determined and approved by the Committee.

(c)	Calculations of Target Awards for U.S. Participants for an Award Term shall initially be based on a Participant’s Hay Salary Grade as of January 1st of the first year of the Award Term. Calculations of Target Awards for Non-U.S. Participants for an Award Term shall be determined in accordance with the Guidelines in effect for such Award Term. However, such Target Awards may be changed during or after the Award Term under the following circumstances: (i) if a Participant receives a change in Hay Salary Grade, salary midpoint and/or long-term incentive compensation target percentage during an Award Term, such change will be reflected in a pro-rata Target Award, (ii) employees hired into or promoted to a position eligible to participate in the Plan (as specified in Section 6 above) during an Award Term will, if designated as a Plan Participant by the Committee, be assigned a pro-rated Target Award based on their length of service during an Award Term and (iii) the Committee may increase or decrease the amount of the Target Award at any time, in its sole and absolute discretion; provided, however, that (X) no such decrease may occur following a Change in Control and (Y) no such increase, adjustment or other change may be made that would cause an amount to be paid to a Participant who is a Covered Employee be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m). In order to be eligible to receive an Award for an Award Term, the Participant must be employed by the Employers and must be a Participant on December 31st of the last year of the Award Term. Notwithstanding the foregoing, if a Participant dies, becomes Disabled or Retires during the Award Term, the Participant shall be entitled to a pro-rata portion of the Award for such Award Term, calculated based on actual Company performance for the entire Award Term in accordance with Section 8(b)(ii) above and based on the number of days the Participant was actually employed by the Employers during the Award Term.

(d)	After approval by the Compensation Committee, each Award shall be credited to the Participant’s Account in accordance with the following rules. The cash value of each Award for each Award Term shall be credited to a separate Sub-Account for each Participant. Such Sub-Accounts shall be classified based on the Grant Date of the particular Award. For example, the cash value of the Awards with a Grant Date of 1/1/09 shall be credited to the 2009 Sub-Account, the cash value of the Awards with a Grant Date of 1/1/10 shall be credited to the 2010 Sub-Account, etc.

(e)	Notwithstanding any other provision of the Plan, (1) the maximum cash value of the Awards granted to a Participant under this Plan for any Award Term shall not exceed $2,250,000 and (2) the maximum cash value of the payment from the Sub-Account that holds the Awards for any Award Term (including interest) shall not exceed $4,000,000.

(f)	Multiple Awards may be granted to a Participant; provided, however, that no two Awards to a Participant may have identical performance periods.

(g)	All determinations under this Section shall be made by the Committee. Each Award granted to a Covered Employee shall be granted and administered to comply with the requirements of Code Section 162(m).

9.	Vesting

All Awards granted hereunder shall be immediately 100% vested as of the Grant Date. Participants shall be 100% vested in all amounts credited to their Accounts hereunder.

10.	Payment of Sub-Account Balances/Interest

(a)	Payment Dates.

(i)	Maturity Date. The Maturity Date of each Sub-Account shall be the third anniversary of the Grant Date of the Award that was credited to such Sub-Account. For example, the Maturity Date of the 2009 Sub-Account (containing the Award with a Grant Date of 1/1/09) shall be 1/1/12. Subject to the provisions of clause (ii) below, the balance of each Sub-Account shall be paid to the Participant on the Maturity Date of such Sub-Account.

(ii)	Other Payment Dates. Notwithstanding the foregoing, but subject to the provisions of Section 11 hereof, (A) the payment date of amounts that were credited to a particular Sub-Account while the Participant was a Non-U.S. Participant may be any earlier date determined by the Committee and (B) in the event a Participant dies or incurs a Termination of Employment as a result of becoming Disabled or Retirement prior to the applicable Maturity Date, (1) the payment date of all amounts credited to the Participant’s Sub-Accounts as of the date of death or such Termination of Employment shall be the date of such death or

Termination of Employment and (2) the Award earned for the Award Term in which the date of death or Termination of Employment occurs shall be paid during the period from January 1st though April 30th of the calendar year following the last day of the Award Term; provided, however, that if a Participant who incurs a Termination of Employment on account of Disability or Retirement is a Key Employee, the Participant’s payment date shall not be any earlier than the 1st day of the 7th month following the date of his Termination of Employment (or, if earlier, the date of the Participant’s death).

(b)	Interest. The Participant’s Sub-Accounts shall be credited with interest as follows; provided, however, that (1) no interest shall be credited to a Sub-Account after the Maturity Date of the Sub-Account, (2) no interest shall be credited to a Sub-Account following a Participant’s Termination of Employment prior to a Maturity Date (except as described in Section 10(c)(ii) with respect to delayed payments made to Key Employees on account of a Termination of Employment) and (3) no interest shall be credited to a Sub-Account after the last day of the month preceding the payment date of such Sub-Account.

(i)	Interest Rate for Non-Covered Employees. At the end of each month during a calendar year, the Sub-Accounts of Participants who are not Covered Employees shall be credited with an amount determined by multiplying the Participant’s average Sub-Account balances during such month by the blended rate earned during such month by the Fixed Income Fund. In addition, as of the end of each calendar year in which the ROTCE Table Rate adopted by the Committee for such year exceeds the Fixed Income Fund rate for such year, the Sub-Accounts shall be retroactively credited with an additional amount determined by multiplying the Participant’s average Sub-Account balances during each month of such calendar year by the excess of the ROTCE Table Rate over the Fixed Income Fund Rate for such calendar year, compounded monthly.

(ii)	Interest Rate for Covered Employees. At the end of each month during a calendar year, the Sub-Accounts of Participants who are Covered Employees shall be credited with an amount determined by multiplying the Participant’s average Sub-Account balances during such month by the blended rate earned during such month by the Fixed Income Fund. In addition, if the Fixed Income Fund rate for such year is less than 14%, the Sub-Accounts shall retroactively be credited with an additional amount determined by multiplying the Participant’s average Sub-Account balances during each month of such calendar year by the excess of 14% over the Fixed Income Fund Rate for such calendar year, compounded monthly. Notwithstanding the foregoing, in the event that the ROTCE Table Rate adopted by the Committee for such year is less than 14%, the ROTCE Table Rate shall be substituted for 14% in the preceding sentence.

(iii)	Special Rules. In the event that, prior to an applicable Maturity Date, a Participant (1) incurs a Termination of Employment or (2) becomes eligible for a payment from a Sub-Account hereunder, the foregoing interest calculations shall be made as of the last day of the month immediately preceding such date. When making such calculations, (X) the Fixed Income Fund rate shall be equal to the blended rate earned during the preceding month by the Fixed Income Fund, (Y) the ROTCE Table Rate shall be equal to the year-to-date ROTCE Table Rate as of the last day of the prior month and (Z) the 14% rate (when applicable) shall apply until the last day of the month prior such date.

(iv)	Changes. The Committee may change (or suspend) the interest rate credited on Accounts hereunder at any time. Notwithstanding the foregoing, no such change may be made in a manner that would cause an amount to be paid to a Participant who is a Covered Employee to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m).

(c)	Payment Date, Form of Payment and Amount.

(i)	Payment Date and Form. Except as otherwise described in Section 11 hereof, the Participant’s Employer (or former Employer) shall deliver to the Participant (or, if applicable, his Beneficiary), a check in full payment of each Sub-Account hereunder within 90 days of the applicable payment date of such Sub-Account.

(ii)	Amount. Each Participant shall be paid the entire balance of each Sub-Account (including interest); provided, however, that if a Participant who incurs a Termination of Employment on account of Disability or Retirement is a Key Employee whose payment is delayed until the 1st day of the 7th month following such Termination of Employment, such Participant’s Sub-Accounts shall continue to be credited with interest (at the Fixed Income Fund rate) from the date of such Termination of Employment through the last day of the month prior to the actual payment date. Any amounts that would otherwise be payable to the Key Employee prior to the 1st day of the 7th month following Termination of Employment shall be accumulated and paid in a lump sum make-up payment within 10 days following such delayed payment date. Amounts that are payable to Non-U.S. Participants shall be converted from U.S. dollars to local currency in accordance with the terms of the Guidelines.

11.	Change in Control

(a)	The following provisions shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Amount of Award for Year of Change In Control. In the event of a Change in Control during an Award Term, the amount of the Award payable to a Participant who is employed on the date of the Change in Control (or who died, became Disabled or Retired during such Award Term and prior to the Change in Control) for such Award Term shall be equal to the Participant’s Target Award for such Award Term multiplied by a fraction, the numerator of which is the number of days during the Award Term during which the Participant was employed by the Employers prior to the Change in Control and the denominator of which is the number of days in the Award Term.

(c)	Time of Payment. In the event of a Change in Control, the payment date of all amounts credited to the Participant’s Sub-Accounts (including, without limitation, the pro-rata Target Award for the Award Term during which the Change in Control occurred) shall be the date that is between two days prior to, or within 30 days after, the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

12.	Amendment, Termination and Adjustments

(a)	The Committee, in its sole and absolute discretion, may alter or amend this Plan from time to time; provided, however, that no such amendment shall, without the written consent of a Participant, (i) reduce a Participant’s Account balance as in effect on the date of the amendment, (ii) reduce the amount of any outstanding Award that was previously approved by the Committee but not yet paid as of the date of the amendment, (iii) modify Section 11(b) hereof or (iv) alter the time of payment provisions described in Sections 10 and 11 of the Plan except for any amendments that accelerate the time of payment as permitted under Code Section 409A or are required to bring such provisions into compliance with the requirements of Code Section 409A and the regulations issued thereunder.

(b)	The Committee, in its sole and absolute discretion, may terminate this Plan (or any portion thereof) at any time; provided that, without the written consent of a Participant, no such termination shall (i) reduce a Participant’s Account balance as in effect on the date of the termination, (ii) reduce the amount of any outstanding Award that was previously approved by the Committee but not yet paid as of the date of the termination or (iii) alter the time of payment provisions described in Sections 10 or 11 of the Plan, except for modifications that accelerate the time of payment or are required to bring such provisions into compliance with the requirements of Code Section 409A and, in either case, are permitted under Code Section 409A.

(c)	Any amendment or termination of the Plan shall be in the form of a written instrument executed by an officer of the Company on the order of the Committee. Such amendment or termination shall become effective as of the date specified in the instrument or, if no such date is specified, on the date of its execution.

13.	General Provisions

(a)	No Right of Employment. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Employers, or shall in any way affect the right and power of the Employers to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as the Employers might have done if this Plan had not been adopted.

(b)	Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except when preempted by federal law.

(c)	Expenses. Expenses of administering the Plan shall be paid by the Employers, as directed by the Company.

(d)	Assignability. No Award granted to a Participant under this Plan and no Account balance of a Participant under this Plan shall be transferable by him for any reason whatsoever or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary; provided, however, that upon the death of a Participant, any amounts payable hereunder shall be paid to the Participant’s Beneficiary.

(e)	Taxes. There shall be deducted from each payment under the Plan the amount of any tax required by any governmental authority to be withheld and paid over to such governmental authority for the account of the person entitled to such payment.

(f)	Limitation on Rights of Participants; No Trust.

No trust has been created by the Employers for the payment of any benefits under this Plan; nor have the Participants been granted any lien on any assets of the Employers to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Employer or former Employer of the Participant, and the Participants and Beneficiaries are merely unsecured creditors of the Participant’s Employer or former Employer.

(g)	Payment to Guardian. If a Sub-Account balance is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Sub-Account to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Sub-Account. Such distribution shall completely discharge the Employers from all liability with respect to such Sub-Account.

(h)	Miscellaneous.

(i)	Headings. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof.

(ii)	Construction. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

(iii)	Acceleration of Payments. Notwithstanding any provision of the Plan to the contrary, to the extent permitted under Code Section 409A and the Treasury regulations issued thereunder,

payments of amounts due hereunder may be accelerated to the extent necessary to (i) comply with federal, state, local or foreign ethics or conflicts of interest laws or agreements or (ii) pay the FICA taxes imposed under Code Section 3101, and the income withholding taxes related thereto. Payments may also be accelerated if the Plan (or a portion thereof) fails to satisfy the requirements of Code Section 409A; provided that the amount of such payment may not exceed the amount required to be included as income as a result of the failure to comply with Code Section 409A.

(iv)	Delayed Payments due to Solvency Issues. Notwithstanding any provision of the Plan to the contrary, an Employer shall not be required to make any payment hereunder to any Participant or Beneficiary if the making of the payment would jeopardize the ability of the Employer to continue as a going concern; provided that any missed payment is made during the first calendar year in which the funds of the Employer are sufficient to make the payment without jeopardizing the going concern status of the Employer.

(v)	Payments Violating Applicable Law. Notwithstanding any provision of the Plan to the contrary, the payment of all or any portion of the amounts payable hereunder will be deferred to the extent that the Company reasonably anticipates that the making of such payment would violate Federal securities laws or other applicable law (provided that the making of a payment that would cause income taxes or penalties under the Code shall not be treated as a violation of applicable law). The deferred amount shall become payable at the earliest date at which the Company reasonably anticipates that making the payment will not cause such violation.

14.	Liability of Employers

The Employers shall each be liable for the payment of the Awards/Sub-Account balances that are payable hereunder to or on behalf of the Participants who are (or were) its employees.

15.	Approval by Stockholders

This Plan shall be submitted for approval by the stockholders of NACCO Industries, Inc. If such approval has not been obtained by July 1, 2008, all grants of Target Awards made on or after January 1, 2008 shall be rescinded.

Appendix 1. Change in Control.

Change in Control. The term “Change in Control” shall mean the occurrence of any of the events listed in I or II, below; provided that such occurrence meets the requirements of Treasury Regulation
Section 1.409A-3(i)(5) (or any successor or replacement thereto) with respect to a Participant:

I. i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders (as defined below), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of a Related Company (as defined below) entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities by any Person pursuant to an Excluded Business Combination (as defined below); or

ii.	The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of any Related Company or the acquisition of assets of another corporation, or other transaction involving a Related Company (“Business Combination”) excluding, however, such a Business Combination pursuant to which either of the following apply (such a Business Combination, an “Excluded Business Combination”) (A) a Business Combination involving Housewares Holding Co. (or any successor thereto) that relates solely to the business or assets of The Kitchen Collection, Inc. (or any successor thereto) or (B) a Business Combination pursuant to which the individuals and entities who beneficially owned, directly or indirectly, more than 50% of the combined voting power of any Related Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns any Related Company or all or substantially all of the assets of any Related Company, either directly or through one or more subsidiaries).

II. i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders, is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then Outstanding Voting Securities of NACCO Industries, Inc. (“NACCO”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities:

(A)	directly from NACCO that is approved by a majority of the Incumbent Directors (as defined below); or

(B)	by any Person pursuant to an Excluded NACCO Business Combination (as defined below);

provided, that if at least a majority of the individuals who constitute Incumbent Directors determine in good faith that a Person has become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the combined voting power of the Outstanding Voting Securities of NACCO inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person is the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or less of the combined voting power of the Outstanding Voting Securities of NACCO, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

ii.	a majority of the Board of Directors of NACCO ceases to be comprised of Incumbent Directors; or

iii.	the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of NACCO or the acquisition of assets of another corporation, or other transaction involving NACCO (“NACCO Business Combination”) excluding, however, such a

Business Combination pursuant to which both of the following apply (such a Business Combination, an “Excluded NACCO Business Combination”):

(A)	the individuals and entities who beneficially owned, directly or indirectly, NACCO immediately prior to such NACCO Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such NACCO Business Combination (including, without limitation, an entity that as a result of such transaction owns NACCO or all or substantially all of the assets of NACCO, either directly or through one or more subsidiaries); and

(B)	at the time of the execution of the initial agreement, or of the action of the Board of Directors of NACCO, providing for such NACCO Business Combination, at least a majority of the members of the Board of Directors of NACCO were Incumbent Directors.

III.  Definitions.  The following terms as used herein shall be defined as follows:

1.	“Incumbent Directors” means the individuals who, as of December 31, 2007, are Directors of NACCO and any individual becoming a Director subsequent to such date whose election, nomination for election by NACCO’s stockholders, or appointment, was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of NACCO in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board of Directors of NACCO occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of NACCO.

2.	“Permitted Holders” shall mean, collectively, (i) the parties to the Stockholders’ Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and NACCO; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholders’ Agreement shall be such definition in effect of the date of the Change in Control, (ii) any direct or indirect subsidiary of NACCO and (iii) any employee benefit plan (or related trust) sponsored or maintained by NACCO or any direct or indirect subsidiary of NACCO.

3.	“Related Company” means Hamilton Beach Brands, Inc. and its successors (“HB”), any direct or indirect subsidiary of HB and any entity that directly or indirectly controls HB.

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c/o National City Bank Shareholder Services Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509	Annual Meeting of Stockholders May 14, 2008

If you hold shares of both Class A and Class B Common Stock,

you only have to complete the single attached form of proxy.

ê FOLD AND DETACH HERE ê

     P

     R

     O

     X

     Y
Solicited on behalf of the Board of Directors for the Annual Meeting, May 14, 2008
The undersigned hereby appoints Richard de J. Osborne, Alfred M. Rankin, Jr. and Michael E. Shannon, and each of them, as proxies, with full power of substitution, to vote and act for and in the name of the undersigned as fully as the undersigned could vote and act if personally present at the annual meeting of stockholders of NACCO Industries, Inc. to be held on May 14, 2008, and at any adjournment or adjournments thereof, as follows and in accordance with their best judgment upon any other matter properly presented.

Date:	, 2008

Signature(s) of stockholder(s)
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE – NO POSTAGE NECESSARY

Annual Meeting of Stockholders May 14, 2008

IMPORTANT: PLEASE VOTE, DATE AND SIGN YOUR

PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

ê FOLD AND DETACH HERE ê

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of Directors and FOR proposals 2, 3 and 4.
The Board of Directors recommends a vote FOR the election of Directors and FOR proposals 2, 3 and 4.

1. The election of the nominees listed below as directors:

❑ FOR all nominees listed below (except as marked to the contrary below).	❑ WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name listed below.
(1) Owsley Brown II (6) Michael E. Shannon	(2) Dennis W. LaBarre (7) Britton T. Taplin	(3) Richard de J. Osborne (8) David F.Taplin	(4) Alfred M. Rankin, Jr. (9) John F. Turben	(5) Ian M. Ross (10) Eugene Wong

2. Proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008).
❑ FOR	❑ AGAINST	❑ ABSTAIN

3. Proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008).
❑ FOR	❑ AGAINST	❑ ABSTAIN

4. Proposal to confirm the appointment of Ernst & Young LLP as independent registered public accounting firm.
❑ FOR	❑ AGAINST	❑ ABSTAIN

(Continued and to be signed on reverse side)